EXECUTION COPY

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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee

                               SERIES SUPPLEMENT,

                         DATED AS OF SEPTEMBER 1, 2004,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                           dated as of August 1, 2004

                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 2004-QS13


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

Article I    DEFINITIONS....................................................................4

        Section 1.01.  Definitions..........................................................4

        Section 1.02.  Use of Words and Phrases............................................15


Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL

        ISSUANCE OF CERTIFICATES...........................................................17

        Section 2.01.   Conveyance of Mortgage Loans.......................................17
        Section 2.02.   Acceptance by Trustee.  (See Section 2.02 of the Standard
                      Terms)...............................................................17

        Section 2.03.   Representations, Warranties and Covenants of the
                      Master Servicer and the Company......................................17

        Section 2.04. Representations and Warranties of Sellers............................22

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                      Certificates.........................................................20

        Section 2.06. [Reserved]...........................................................20

        Section 2.07. [Reserved]...........................................................20

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the
                      Standard Terms)......................................................20

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................21

Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................22

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms)  .....22

        Section 4.02. Distributions. ......................................................22

        Section 4.03. Statements to Certificateholders; Statements to Rating
                      Agencies; Exchange Act Reporting (See Section 4.04 of the
                      Standard Terms)......................................................30

        Section 4.04. Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer (See Section 4.03 of the
                      Standard Terms)......................................................30

        Section 4.05. Allocation of Realized Losses. ......................................30

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.
                      (See Section 4.06 of the Standard Terms).............................31

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section
                      4.07 of the Standard Terms)..........................................31

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................31

Article V  THE CERTIFICATES................................................................32

Article VI    THE COMPANY AND THE MASTER SERVICER..........................................33

Article VII   DEFAULT......................................................................34

                                        i



Article VIII  CONCERNING THE TRUSTEE.......................................................35

Article IX    TERMINATION..................................................................36

Article X      REMIC PROVISIONS............................................................37

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....37

        Section 10.02.Master Servicer; REMIC Administrator and Trustee
                      Indemnification.  (See Section 10.02 of the Standard Terms)..........37

        Section 10.03.Designation of REMICs................................................37

        Section 10.04.[Reserved]...........................................................37

        Section 10.05.Compliance with Withholding Requirements.............................37

Article XI   MISCELLANEOUS PROVISIONS......................................................38

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................38

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of
                      the Standard Terms)..................................................38

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03
                      of the Standard Terms)...............................................38

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........38

        Section 11.05.Notices..............................................................38

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See
                      Section 11.06 of the Standard Terms).................................39

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................39

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section
                      11.08 of the Standard Terms).........................................39

        Section 11.09.Allocation of Voting Rights..........................................39

        Section 11.10.No Petition..........................................................39

                                        ii


                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of August 1, 2004

1

        This is a Series Supplement, dated as of September 1, 2004 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans), as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                 Aggregate Initial                                                     Fitch/
                  Pass-Through      Certificate                                       Maturity       -----------     Minimum
  Designation         Rate      Principal Balance           Features1                   Date           Moody's    Denominations2


    Class CB         5.00%        $108,728,000.00      Senior/Fixed Rate         September 25, 2019    AAA/Aaa       $25,000.00
    Class NB         5.00%        $16,347,000.00       Senior/Fixed Rate         September 25, 2019    AAA/Aaa       $25,000.00
   Class A-P         0.00%          $731,147.27        Senior/Principal Only     September 25, 2019    AAA/Aaa       $25,000.00
   Class A-V        Variable          $0.00            Senior/Interest Only/     September 25, 2019    AAA/Aaa      2,000,000.00
                     Rate3                             Variable Rate
    Class R          5.00%           $100.00           Senior/Residual/Fixed     September 25, 2019    AAA/Aaa         4
                                                        Rate
   Class M-1         5.00%          $2,197,800.00      Mezzanine/Fixed Rate      September 25, 2019     AA/NA        $25,000.00
   Class M-2         5.00%           $258,300.00       Mezzanine/Fixed Rate      September 25, 2019     A/NA         $250,000.00
   Class M-3         5.00%           $387,500.00       Mezzanine/Fixed Rate      September 25, 2019    BBB/NA        $250,000.00
   Class B-1         5.00%           $193,800.00       Subordinate/Fixed Rate    September 25, 2019     BB/NA        $250,000.00
   Class B-2         5.00%           $129,200.00       Subordinate/Fixed Rate    September 25, 2019     B/NA         $250,000.00
   Class B-3         5.00%           $193,807.24       Subordinate/Fixed Rate    September 25, 2019     NA/NA        $250,000.00


--------
 1 The Certificates, other than the Class B and Class R Certificates shall be Book-Entry Certificates. The Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3       The initial Pass-Through Rate on the Class A-V Certificates is 0.5070%.

4 The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Sections 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.


        Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $129,166,654.51.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Available Distribution Amount: The sum of (i) the amount described in the definition of Available Distribution Amount in the Standard Terms and (ii) the amount allocated to the Available Distribution Amount pursuant to Section 4.02(h).

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) 150,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) (i) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is less than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, $0.00, or (ii) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is equal to or greater than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, the sum of (I) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00% (other than Additional Collateral Loans), times 0.25%, (II) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00% (other than Additional Collateral Loans), times 0.50%, and (III) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the

               Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Capitalization Reimbursement Amount: As to any Distribution Date and Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans in such Loan Group during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date and Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans in such Loan Group during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Loan Group and Distribution Date.

        Certificate: Any Class CB, Class NB, Class A-P, Class A-V, Class M, Class B or Class R Certificate.

        Certificate Group: With respect to (i) Loan Group CB, the Class CB Certificates and the Residual Certificates and (ii) Loan Group NB, the Class NB Certificates.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-QS13" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and any Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount for such Loan Group over the amount described in clause (C)(2) of such definition.

        Class  A-P   Principal   Distribution   Amount:   With  respect  to  any
Distribution Date and Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loan in the related Loan Group (or, in the case of a substitution of a Deleted Mortgage Loan in the related Loan Group, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in the related Loan Group that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and
        (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D)  any  amounts   allocable  to  principal   for  any  previous
        Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and Loan Group and the amount of any Class A-P Collection Shortfalls for such Loan Group remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount for the related Loan Group for such Distribution Date, if any, related to each Discount Mortgage Loan in the related Loan Group.

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount for a Loan Group shall equal the excess of (i) the sum of
(a) the related  Discount  Fraction  of the  principal  portion of each  Monthly
Payment on each Discount Mortgage Loan in the related Loan Group received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the aggregate amount calculated pursuant to clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class CB Certificates: The Class CB Certificates.

        Class CB Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class CB Certificates and the Class R Certificate immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in Loan Group CB immediately prior to such Distribution Date.

        Class NB Certificate: The Class NB Certificates.

        Class NB Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class NB Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in Loan Group NB immediately prior to such Distribution Date.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  September 29, 2004.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2004-QS13.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Cut-off Date:  September 1, 2004.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  5.00% per annum.

        Due Period: With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

        Eligible Funds: With respect to any Distribution Date and Loan Group, such Loan Group's portion of an amount that is allocated among the Loan Groups pro rata, based on the aggregate unpaid Class A-P Shortfalls for each Loan Group, which amount is equal to the excess of the sum of the Available
Distribution Amounts for both Loan Groups over the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates, (ii) the sum of the Senior Principal Distribution Amounts (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof) for both Loan Groups, (iii) the sum of the Class A-P Principal Distribution Amounts (determined without regard to clause
(E) of the definition of Class A-P Principal Distribution Amount) for both Loan Groups and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.25% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 1.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Group CB Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group CB Loans.

        Group NB Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group NB Loans.

        Initial Monthly Payment Fund: $420,650, representing scheduled principal amortization and interest at the Net Mortgage Rate payable during the October 2004 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  1.70%           Class B-1:  0.15%
        Class M-2:  0.20%           Class B-2:  0.10%
        Class M-3:  0.30%           Class B-3:  0.15%

        Interest Accrual Period: With respect to any Class of Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest Only Certificates: The Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Loan Group:  Any of Loan Group CB or Loan Group NB.

        Loan Group CB: The group of Mortgage Loans comprised of the Group CB Loans.

        Loan Group NB: The group of Mortgage Loans comprised of the Group NB Loans.

        Maturity Date: September 25, 2019, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)               the Mortgage Loan identifying number ("RFC LOAN #");

(ii)              the maturity of the Mortgage Note ("MATURITY DATE");

(iii)             the Mortgage Rate ("ORIG RATE");

(iv)              the Subservicer pass-through rate ("CURR NET");

(v)               the Net Mortgage Rate ("NET MTG RT");

(vi)              the Pool Strip Rate ("STRIP");

(vii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)            the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)              the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Class A-V Certificates and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

        With  respect to the Class A-V  Certificates  (other  than any  Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.5070% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 16.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in October 2009 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any

        Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record Date: With respect to each Distribution Date and each Class of Certificates, the close of business on the last Business Day of the month preceding the month in which the related Distribution Date occurs.

        Senior Certificate: Any one of the Class CB, Class NB, Class A-P, Class A-V or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: The Class CB Percentage or Class NB Percentage, as applicable.

        Senior Principal Distribution Amount: With respect to any Distribution Date and Loan Group, the lesser of (a) the balance of the related Available Distribution Amount remaining after the distribution of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) (excluding any amount distributable pursuant to clause (E) of the definition of "Class A-P Principal Distribution Amount"), and (b) the sum of the amounts required to be distributed to the Senior Certificateholders of the related Certificate Group on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii).

        Special Hazard Amount: As of any Distribution Date, an amount equal to $1,953,295 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 20.89% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Percentage: With respect to either Loan Group, as of any date of determination a percentage equal to 100% minus the related Senior Percentage as of that date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group and each Class of Subordinate Certificates, (a) the sum of the following: (i) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date for the related Loan Group under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) for the related Loan Group (without giving effect to the related Senior Accelerated Distribution Percentages) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month for the related Loan Group (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for the related Loan Group for such Distribution Date not paid to the Senior Certificates; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of

Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (ii) the Capitalization Reimbursement Amount for such Loan Group and Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan in the related Loan Group, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Uncertificated Class A-V REMIC Regular Interests: Each of the 994 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 994, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Undercollateralized Amount: With respect any Certificate Group and Distribution Date, the excess of (i) the aggregate Certificate Principal Balance of such Certificate Group over (ii) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, in each case calculated on such Distribution Date after giving effect to distributions to be made thereon (other than amounts to be distributed pursuant to Section 4.02(i) on such Distribution
Date).

        Undercollateralized Certificate Group: With respect any Distribution Date, a Certificate Group for which the related Undercollateralized Amount exceeds zero.

        Underwriter:  Citigroup Global Markets Inc.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02. Acceptance by Trustee. (See Section 2.02 of the Standard Terms)

Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

(a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

(iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.6% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 0.5% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California; no more than 5.8% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in Florida, and no more than 4.7% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside Florida;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 73.80% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 16.3% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 5.4% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program and; approximately 58.78% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 17.8% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and none of the Group NB Loans were underwritten under a no income/no asset program;

(x) Except with respect to approximately 25.14% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date and approximately 4.97% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None of the Mortgage Loans has been made to an International Borrower, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers.(See Section 2.04 of the Standard Terms)

Section 2.05.   Execution  and   Authentication  of   Certificates/Issuance   of
        Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R Certificates in authorized denominations that evidence ownership in the Trust Fund.

Section 2.06.  [Reserved].

Section 2.07.  [Reserved].

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date the Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c), (e) and (i) below), in each case to the extent of the related or specified Available Distribution Amount remaining in the case of clauses (i) through (iii), and to the extent of the remaining Available Distribution Amounts from both Loan Groups, in the case of clauses (iv) through (xvii):

(i) (X) from the Available Distribution Amount related to the Loan Group CB, to the Class CB Certificateholders Accrued Certificate Interest on such Class of Certificates for such Distribution Date, plus any Accrued
        Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this
        Section 4.02(a);

                      (Y) from the Available Distribution Amount related to the Loan Group NB, to the Class NB Certificateholders Accrued Certificate Interest on such Class of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

                      (Z) from the Available Distribution Amount derived from the related Loan Group, on a parity with the distributions in Sections 4.02(a)(i)(X) and 4.02(a)(i)(Y), as applicable, to the Class A-V Certificates (or Subclasses, if any) in proportion to the respective amounts of Accrued Certificate Interest thereon derived from each Loan Group, Accrued Certificate Interest on the Class A-V Certificates (or Subclasses, if any) with respect to such Distribution Date and derived from the related Loan Group, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date with respect to such Loan Group except as provided in the last paragraph of this Section 4.02(a);

(ii) (X) to the Class A-P Certificates, from the Available Distribution Amount for the respective Loan Groups, the sum of Class A-P Principal Distribution Amounts for both Loan Groups (applied to reduce the Certificate Principal Balance of the Class A-P Certificates); and

                      (Y) to the Senior Certificates (other than the Class A-P Certificates and the Class A-V Certificates) of each Certificate Group, from the Available Distribution Amount for the related Loan Group, in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the related Senior Percentage for such Distribution Date and Loan Group times the sum of the following:

                (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan in the related Loan Group (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                (2) the Stated Principal Balance of any Mortgage Loan in the related Loan Group repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan in such Loan Group pursuant to
        Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                (3) the principal portion of all other unscheduled collections with respect to the related Loan Group (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds), including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                (B) with respect to each Mortgage Loan in the related Loan Group for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in clause (C) of the definition of Class A-P Principal Distribution Amount;

                (C) the related Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full with respect to the related Loan Group received in the related Prepayment Period and Curtailments with respect to the related Loan Group received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

                (D) any portion of the Excess Subordinate Principal Amount for such Distribution Date allocated to the related Loan Group;

                (E) any amounts  described in subsection  (ii)(Y),  clauses (A),
        (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; and

                (F) amounts required to be distributed to the Holders of Class CB or Class NB Certificates, as applicable, pursuant to Section 4.02(h); minus

                (G) the related Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan in the related Loan Group, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (G), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, payable from the Available Distribution Amount for the related Loan Group without giving effect to any reductions for the Capitalization Reimbursement Amount;

                (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a)(xv) are insufficient therefor;

                (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                (xvi) to the Senior Certificates, on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amounts for each Loan Group remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the

        Available Distribution Amounts for each Loan Group remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

                (xvii) to the Class R Certificates, the balance, if any, of the Available Distribution Amounts for each Loan Group.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) (I) Distributions of principal from the Available Distribution Amount for Loan Group CB on each Distribution Date will be made as follows:

                (i) first, the Class A-P Principal Distribution Amount for Loan Group CB shall be distributed to the Class A-P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                (ii)   second,   an  amount   equal  to  the  Senior   Principal
        Distribution Amount for Loan Group CB shall be distributed as follows:

                        (A) first, to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                        (B) second, to the Class CB Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

           (II) Distributions of principal from the Available Distribution Amount for Loan Group NB on each Distribution Date will be made as follows:

               (i) first, the Class A-P Principal Distribution Amount for Loan Group NB shall be distributed to the Class A-P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (ii) second, an amount equal to the Senior Principal Distribution Amount for Loan Group NB shall be distributed to the Class NB Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

        (c) Notwithstanding Section 4.02(b), on or after the Credit Support Depletion Date, the Senior Principal Distribution Amount for each Loan Group will be distributed to the remaining Senior Certificates in the related Certificate Group (other than the Class A-P Certificates and the Class A-V Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances.

        (d) After the reduction of the Certificate Principal Balances of all Classes of Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the applicable Available Distribution Amount will be distributed solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

        (e) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with a
Certificate Principal Balance greater than zero with the highest payment priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority, up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Interest Accrual Period that relates to the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

        (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

        (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of

Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        (h) On any  Distribution  Date  prior to the  occurrence  of the  Credit
Support Depletion Date that occurs after the reduction of the aggregate Certificate Principal Balance of a Certificate Group to zero, the Certificates relating to the remaining Certificate Group will be entitled to receive 100% of the prepayments on the Mortgage Loans in the Loan Group related to the Certificate Group that has been fully paid. Such amounts allocated to a Certificate Group shall be treated as part of the related Available Distribution Amount and distributed as part of the related Senior Principal Distribution Amount in accordance with the priorities set forth in 4.02(b) above, in reduction of such Certificate Principal Balances. Notwithstanding the foregoing, the remaining Certificate Group will not be entitled to receive prepayments on the Mortgage Loans in a Loan Group related to Certificate Group that has been fully paid if the following two conditions are satisfied: (1) the weighted average of the Subordinate Percentages for both Loan Groups for such Distribution Date, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for both Loan Groups, calculated on that basis and (2) the outstanding principal balance of the Mortgage Loans in both Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%.

        (i) For any Undercollateralized Certificate Group on any Distribution Date prior to the Credit Support Depletion Date (i) 100% of the mortgagor prepayments allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in a non-related Loan Group will be distributed to such Undercollateralized Certificate Group in accordance with the priorities set forth in Section 4.02(b) for the related Senior Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Undercollateralized Certificate Group, until such Certificate Principal Balance equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group and
(ii) an amount equal to one month's interest at a rate of 5.00% per annum on the related Undercollateralized Amount will be distributed from that portion of the Available Distribution Amount for a non-related Loan Group that would be otherwise allocable to the Class M Certificates and Class B Certificates, in the following priority: first to pay any unpaid interest on such Undercollateralized Certificate Group and then to pay principal thereon in the manner described in clause (i) above.

Section 4.03.  Statements  to  Certificateholders;   Statements  to  the  Rating
        Agencies;  Exchange  Act  Reporting.  (See  Section 4.03 of the Standard
        Terms)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05. Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Loss is on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the related Discount Fraction of the principal portion of the Realized Loss until the Certificate Principal Balance of the Class A-P Certificates has been reduced to zero, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated between the Class CB Certificates and the Residual Certificates (in the case of a Group CB Loan) or to the Class NB Certificates (in the case of a Group NB Loan), and the Class A-V Certificates (in the case of the interest portion of a Realized Loss on a Mortgage Loan in any Loan Group) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof and the related Senior Percentage of (i) the remainder of the principal portion of such losses, (ii) the entire interest portion of Realized Losses on Discount Mortgage Loans and (iii) the entire interest and principal portion of Realized Losses on Non-Discount Mortgage Loans will be allocated between the Class CB Certificates and Residual Certificates (in the case of a Group CB Loan) on a pro rata basis and to the Class NB Certificates (in the case of a Group NB
Loan); and the remainder of the principal portion of such Realized Losses will be allocated among the Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of

Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable from the related Loan Group in respect of such Distribution Date and derived from the related Loan Group
(without regard to any Compensating Interest allocated to the Available Distribution Amount of such Loan Group for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates in any Certificate Group below the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)

ARTICLE V

                                THE CERTIFICATES

                      (SEE ARTICLE V OF THE STANDARD TERMS)

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

ARTICLE X


                                REMIC PROVISIONS

Section 10.01. REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMIC.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans) as a REMIC for federal income tax purposes.

        The Class CB, Class NB, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04. [Reserved]

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI


                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Law.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

            RECIPIENT                                         ADDRESS
Company                           8400 Normandale Lake Boulevard
                                  Suite 250, Minneapolis, Minnesota  55437,
                                  Attention: President

Master Servicer                   2255 N. Ontario Street, Suite 400
                                  Burbank, California 91504-2130,
                                  Attention:  Managing Director/Master Servicing

Trustee                           Corporate Trust Office
                                  1761 East St. Andrew Place
                                  Santa Ana, California 92705-4934,
                                  Attention:  Residential Accredit Loans, Inc.
                                        Series 2004-QS13

                                  The Trustee designates its offices located at c/o DTC Transfer Services, 55 Water Street, Jeanette Street Park Entrance, New York, New York 10041, for the purposes of Section 8.12 of the Standard Terms

Moody's Investors Service, Inc.   99 Church Street, 4th Floor
                                  New York, New York 10004

Fitch Ratings                     One State Street Plaza
                                  New York, New York 10041

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
        11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; and 1.0% of all Voting Rights shall be allocated among the Holders of the Class R Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]


                                            By:  /s/ Joseph Orning
                                                 Name:   Joseph Orning
                                                 Title:  Vice President

Attest: /s/ Mark White
      Name:  Mark White
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]


                                            By:  /s/ Mark White
                                                 Name: Mark White
                                                 Title: Associate

Attest:/s/ Joseph Orning
      Name: Joseph Orning
      Title: Associate


                                DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]


                                            By:  /s/ Brent Hoyler
                                                 Name: Brent Hoyler
                                                 Title: Associate

                                            By:  /s/ Ronaldo Reyes
                                                 Name: Ronaldo Reyes
                                                 Title: Assistant Vice President


Attest:/s/ Barbara Campbell
      Name: Barbara Campbell
      Title: Assistant Vice President

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Joseph Orning, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                         /s/    Brian Bangerter
                                                                Notary Public

 [Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Mark White, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /s/ Brian Bangerter
                                             Notary Public

 [Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Ronaldo Reyes, known to me to be a(n) AVP of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                       /s/ Amy Stoddard

                                                           Notary Public

 [Notarial Seal]

STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Brent Hoyler, known to me to be a(n) Associate of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Amy Stoddard
                                                          Notary Public

 [Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
8433912       286/286     F                  171,000.00         ZZ
                          180                157,230.69         2
                          5.8750             1431.48            76
                          5.6250             1431.48
CHICAGO       IL 60644    2                  10/04/02           00
1591704                   05                 12/01/02           0.0000
1591704                   O                  11/01/17
0

8497256       U19/G02     F                  137,600.00         ZZ
                          180                130,404.33         4
                          5.6250             1133.45            80
                          5.3750             1133.45
PHOENIX       AZ 85006    2                  07/07/03           00
0436293880                05                 09/01/03           0.0000
11001152                  O                  08/01/18
0

8588921       E82/G02     F                  128,700.00         ZZ
                          180                121,274.71         2
                          5.8750             1077.37            39
                          5.6250             1077.37
FARMINGDALE   NY 11735    2                  04/03/03           00
0400787966                05                 06/01/03           0.0000
0400787966                O                  05/01/18
0

8687271       E84/G02     F                  116,450.00         ZZ
                          180                102,989.80         1
                          5.7500             967.01             85
                          5.5000             967.01
GERMANTOWN    MD 20874    5                  03/28/03           12
0435776968                09                 05/01/03           12.0000
87652204                  O                  04/01/18
0

8692838       E82/G02     F                  75,100.00          ZZ
                          180                72,067.49          2
                          5.5000             613.63             46
                          5.2500             613.63
MIAMI         FL 33142    2                  09/19/03           00
0400883310                05                 11/01/03           0.0000
0400883310                O                  10/01/18
0

8704857       736/M32     F                  86,000.00          ZZ
                          180                69,758.70          1
                          5.5000             702.70             45
                          5.2500             702.70
COLORADO SPRINCO 80905    2                  04/17/03           00
260001396                 05                 06/01/03           0.0000
0108284597                O                  05/01/18
0

8705303       736/M32     F                  132,000.00         ZZ
                          180                124,384.24         1
                          5.8750             1105.00            66
                          5.6250             1105.00
BLOOMINGDALE  IL 60108    2                  04/04/03           00
260000889                 07                 06/01/03           0.0000
0081555633                O                  05/01/18
0

8705449       736/M32     F                  58,000.00          ZZ
                          180                54,553.86          1
                          5.5000             473.91             58
                          5.2500             473.91
PHILADELPHIA  PA 19154    2                  04/14/03           00
260001008                 07                 06/01/03           0.0000
0081665820                O                  05/01/18
0

8710272       E77/G02     F                  70,200.00          ZZ
                          180                67,119.29          1
                          5.7500             582.95             44
                          5.5000             582.95
GLEN BURNIE   MD 21061    5                  08/28/03           00
0436655534                02                 10/01/03           0.0000
108004569                 O                  09/01/18
0

8778736       E22/G02     F                  307,000.00         ZZ
                          180                295,756.38         1
                          5.5000             2508.45            67
                          5.2500             2508.45
ALISO VIEJO   CA 92656    5                  10/06/03           00
0418713525                23                 12/01/03           0.0000
0418713525                O                  11/01/18
0

8897778       E84/G02     F                  105,000.00         ZZ
                          180                101,231.41         1
                          5.7500             871.93             70
                          5.5000             871.93
NAPLES        FL 34110    5                  10/22/03           00
0437524606                01                 12/01/03           0.0000
30440000                  O                  11/01/18
0

8936942       E82/G02     F                  72,000.00          ZZ
                          180                69,679.78          1
                          5.7500             597.90             85
                          5.5000             597.90
LAUDERHILL    FL 33319    5                  11/19/03           10
0400911764                01                 01/01/04           6.0000
0400911764                O                  12/01/18
0

8965389       E22/G02     F                  108,800.00         ZZ
                          180                107,244.22         1
                          5.6250             896.22             85
                          5.3750             896.22
WAGARVILLE    AL 36585    5                  04/21/04           10
0420523136                05                 06/01/04           6.0000
0420523136                O                  05/01/19
0

8983697       E22/G02     F                  109,000.00         ZZ
                          180                107,489.52         1
                          6.0000             919.80             35
                          5.7500             919.80
DEERFIELD     IL 60015    2                  04/30/04           00
0420718033                01                 06/01/04           0.0000
0420718033                N                  05/01/19
0

8985580       G34/G02     F                  100,000.00         TX
                          120                94,396.97          1
                          6.0000             1110.21            22
                          5.7500             1110.21
MOUNT VERNON  TX 75457    5                  11/25/03           00
0437318132                02                 01/01/04           0.0000
47012253                  O                  12/01/13
0

8999396       E22/G02     F                  94,600.00          ZZ
                          180                91,534.37          2
                          5.7500             785.57             43
                          5.5000             785.57
AUSTIN        TX 78704    2                  12/23/03           00
0419343660                05                 02/01/04           0.0000
0419343660                O                  01/01/19
0

9000392       Y21/G02     F                  225,000.00         ZZ
                          180                217,600.66         1
                          5.5000             1838.44            75
                          5.2500             1838.44
UPPER DUBLIN  PA 19002    5                  11/25/03           00
0437230410                09                 01/01/04           0.0000
203911610                 O                  12/01/18
0

9003539       Y21/G02     F                  277,500.00         ZZ
                          180                273,573.08         2
                          5.7500             2304.39            62
                          5.5000             2304.39
BROOKLYN      NY 11220    5                  04/26/04           00
0437896491                05                 06/01/04           0.0000
204282896                 O                  05/01/19
0

9005679       E84/G02     F                  163,000.00         T
                          180                160,669.21         1
                          5.6250             1342.68            50
                          5.3750             1342.68
LINVILLE      NC 28646    2                  04/23/04           00
0437886419                01                 06/01/04           0.0000
93007684                  O                  05/01/19
0

9006073       T44/G02     F                  43,200.00          ZZ
                          180                42,742.59          1
                          5.7500             358.74             80
                          5.5000             358.74
EDWARDS       CA 93523    1                  05/03/04           00
0438127243                05                 07/01/04           0.0000
1107895                   O                  06/01/19
0

9011073       E47/G02     F                  100,000.00         ZZ
                          180                98,599.60          2
                          5.8750             837.12             52
                          5.6250             837.12
WEST SPRINGFIEMA 01089    5                  04/23/04           00
0437833510                05                 06/01/04           0.0000
7359011193                O                  05/01/19
0

9012133       E82/G02     F                  120,600.00         ZZ
                          180                118,763.34         1
                          5.3750             977.42             95
                          5.1250             977.42
WINTERSET     IA 50273    2                  04/26/04           04
0400967121                05                 06/01/04           25.0000
0400967121                O                  05/01/19
0

9015563       N74/G02     F                  70,000.00          ZZ
                          180                68,434.30          1
                          5.8750             585.98             65
                          5.6250             585.98
HARRISONBURG  VA 22802    5                  04/30/04           00
0437908403                07                 06/05/04           0.0000
0034595010                O                  05/05/19
0

9016017       U85/G02     F                  112,200.00         ZZ
                          180                110,665.89         2
                          6.7500             992.87             71
                          6.5000             992.87
MILWAUKEE     WI 53220    5                  04/22/04           00
0437867484                05                 06/01/04           0.0000
TQSWAUK9                  O                  05/01/19
0

9017671       E22/G02     F                  50,000.00          ZZ
                          180                49,503.16          1
                          6.5000             435.55             80
                          6.2500             435.55
CINCINNATI    OH 45203    5                  05/12/04           00
0420494965                08                 07/01/04           0.0000
0420494965                N                  06/01/19
0

9017829       E22/G02     F                  52,800.00          ZZ
                          180                52,275.35          1
                          6.5000             459.94             80
                          6.2500             459.94
CINCINNATI    OH 45203    5                  05/12/04           00
0420417255                08                 07/01/04           0.0000
0420417255                N                  06/01/19
0

9022937       E22/G02     F                  262,100.00         T
                          120                257,114.90         1
                          5.3750             2828.27            56
                          5.1250             2828.27
VIRGINIA BEACHVA 23451    2                  05/13/04           00
0420463515                01                 07/01/04           0.0000
0420463515                O                  06/01/14
0

9023927       N74/G02     F                  205,200.00         ZZ
                          180                202,296.22         1
                          5.7500             1704.00            90
                          5.5000             1704.00
KERNERSVILLE  NC 27284    2                  04/30/04           10
0437969306                05                 06/05/04           12.0000
0034588010                O                  05/05/19
0

9027166       286/286     F                  38,400.00          ZZ
                          180                37,139.11          1
                          5.7500             318.88             90
                          5.5000             318.88
BALTIMORE     MD 21213    1                  11/25/03           11
2889835                   07                 01/01/04           25.0000
2889835                   N                  12/01/18
0

9027262       286/286     F                  142,500.00         ZZ
                          180                138,148.29         2
                          5.7500             1183.34            75
                          5.5000             1183.34
LOS ANGELES   CA 90011    2                  12/01/03           00
2841205                   05                 02/01/04           0.0000
2841205                   O                  01/01/19
0

9027448       286/286     F                  159,000.00         ZZ
                          180                153,928.25         1
                          5.8750             1331.02            60
                          5.6250             1331.02
BROOKFIELD    CT 06804    2                  12/05/03           00
2811031                   01                 01/01/04           0.0000
2811031                   O                  12/01/18
0

9028249       A52/G02     F                  125,000.00         ZZ
                          180                123,676.52         2
                          5.7500             1038.01            80
                          5.5000             1038.01
SUWANEE       GA 30024    5                  05/10/04           00
0437893266                05                 07/01/04           0.0000
29675                     O                  06/01/19
0

9031463       758/G02     F                  120,000.00         ZZ
                          180                118,159.33         1
                          5.8750             1004.54            80
                          5.6250             1004.54
LAS VEGAS     NV 89130    1                  04/27/04           00
0437923154                05                 06/01/04           0.0000
5430000115                O                  05/01/19
0

9033029       E22/G02     F                  82,000.00          ZZ
                          180                81,122.65          1
                          5.6250             675.46             79
                          5.3750             675.46
WOOD RIVER    IL 62095    5                  05/12/04           00
0420801599                05                 07/01/04           0.0000
0420801599                O                  06/01/19
0

9038961       Y69/G02     F                  59,250.00          ZZ
                          180                58,446.00          1
                          6.2500             508.03             75
                          6.0000             508.03
PHOENIX       AZ 85008    5                  04/16/04           00
0437902562                01                 06/01/04           0.0000
1010001543                N                  05/01/19
0

9039979       758/G02     F                  120,000.00         ZZ
                          180                118,807.58         1
                          6.5000             1045.33            75
                          6.2500             1045.33
BRECKENRIDGE  CO 80424    2                  05/26/04           00
0437934532                21                 07/01/04           0.0000
1                         N                  06/01/19
0

9041253       Y69/G02     F                  59,250.00          ZZ
                          180                58,446.00          1
                          6.2500             508.03             75
                          6.0000             508.03
PHOENIX       AZ 85018    5                  04/16/04           00
0437903008                01                 06/01/04           0.0000
1010001541                N                  05/01/19
0

9041363       Y69/G02     F                  52,500.00          ZZ
                          180                51,787.61          1
                          6.2500             450.15             75
                          6.0000             450.15
SCOTTSDALE    AZ 85251    5                  04/16/04           00
0437904113                01                 06/01/04           0.0000
1010001542                N                  05/01/19
0

9042839       E82/G02     F                  65,000.00          ZZ
                          180                64,333.19          1
                          6.1250             552.91             93
                          5.8750             552.91
TERRE HAUTE   IN 47802    2                  05/20/04           04
0400984423                05                 07/01/04           25.0000
0400984423                O                  06/01/19
0

9044843       X43/G02     F                  156,000.00         ZZ
                          180                154,348.29         1
                          5.7500             1295.44            75
                          5.5000             1295.44
BEAUMONT      CA 92223    5                  05/10/04           00
0437906712                05                 07/01/04           0.0000
10404109                  O                  06/01/19
0

9046417       E82/G02     F                  78,100.00          ZZ
                          180                77,290.32          1
                          6.0000             659.05             61
                          5.7500             659.05
GARLAND       TX 75044    2                  05/19/04           00
0400982609                05                 07/01/04           0.0000
0400982609                O                  06/01/19
0

9046487       E82/G02     F                  72,200.00          ZZ
                          180                71,435.54          1
                          5.7500             599.56             95
                          5.5000             599.56
ANNISTON      AL 36201    2                  05/21/04           04
0400989133                05                 07/01/04           30.0000
0400989133                O                  06/01/19
0

9048201       U05/G02     F                  85,000.00          ZZ
                          180                84,118.77          1
                          6.0000             717.28             40
                          5.7500             717.28
ROCKVILLE     MD 20850    5                  05/20/04           00
0437907926                01                 07/01/04           0.0000
3000626719                O                  06/01/19
0

9050313       Y65/G02     F                  120,000.00         ZZ
                          180                118,192.94         1
                          5.0000             948.95             41
                          4.7500             948.95
SACRAMENTO    CA 95824    5                  04/21/04           00
0437913718                05                 06/01/04           0.0000
40149786                  O                  05/01/19
0

9050367       Y65/G02     F                  150,000.00         ZZ
                          180                147,681.61         1
                          5.0000             1186.19            59
                          4.7500             1186.19
VIRGINIA BEACHVA 23451    5                  04/23/04           00
0437915846                05                 06/01/04           0.0000
40147658                  O                  05/01/19
0

9050379       Y65/G02     F                  100,000.00         ZZ
                          180                98,524.84          1
                          5.2500             803.88             61
                          5.0000             803.88
HONOLULU      HI 96818    2                  04/29/04           00
0437922081                06                 06/01/04           0.0000
40146664                  O                  05/01/19
0

9050433       Y65/G02     F                  113,000.00         ZZ
                          180                110,713.61         1
                          5.1250             900.97             70
                          4.8750             900.97
SEATTLE       WA 98126    5                  04/17/04           00
0437920929                01                 06/01/04           0.0000
40146159                  O                  05/01/19
0

9051239       N16/G02     F                  250,000.00         ZZ
                          180                245,749.72         1
                          5.1250             1993.30            57
                          4.8750             1993.30
LAKEWOOD      CA 90713    5                  05/21/04           00
0437956337                05                 06/25/04           0.0000
545724313                 O                  05/25/19
0

9051255       E47/G02     F                  123,000.00         ZZ
                          180                121,259.43         1
                          5.7500             1021.40            77
                          5.5000             1021.40
FAIRFIELD     CA 94533    5                  04/26/04           00
0437917891                09                 06/01/04           0.0000
7359518863                O                  05/01/19
0

9051453       Y65/G02     F                  68,000.00          ZZ
                          180                67,037.72          2
                          5.7500             564.68             33
                          5.5000             564.68
MIAMI         FL 33134    5                  05/03/04           00
0437915648                05                 06/01/04           0.0000
40154065                  N                  05/01/19
0

9051599       Y65/G02     F                  123,000.00         ZZ
                          180                121,185.55         1
                          5.2500             988.77             54
                          5.0000             988.77
WESTMINSTER   CA 92683    5                  04/23/04           00
0437915853                09                 06/01/04           0.0000
40146746                  O                  05/01/19
0

9051665       Y65/G02     F                  260,000.00         ZZ
                          180                256,084.70         1
                          5.0000             2056.06            65
                          4.7500             2056.06
MORGIN HILL   CA 95037    5                  04/21/04           00
0437915622                09                 06/01/04           0.0000
40148755                  O                  05/01/19
0

9051711       Y65/G02     F                  67,900.00          ZZ
                          180                66,898.37          1
                          5.2500             545.83             80
                          5.0000             545.83
WORTH         IL 60482    1                  04/26/04           00
0437915523                01                 06/01/04           0.0000
40151891                  O                  05/01/19
0

9051719       Y65/G02     F                  136,000.00         ZZ
                          180                134,451.30         1
                          4.8750             1066.64            74
                          4.6250             1066.64
PINEVILLE     LA 71360    5                  04/27/04           00
0437914476                05                 07/01/04           0.0000
40149100                  O                  06/01/19
0

9051723       Y65/G02     F                  120,000.00         ZZ
                          180                117,948.89         1
                          4.6250             925.68             68
                          4.3750             925.68
MANASSAS      VA 20111    5                  04/19/04           00
0437922602                09                 06/01/04           0.0000
40148477                  O                  05/01/19
0

9051777       Y65/G02     F                  203,000.00         ZZ
                          180                199,879.70         1
                          4.7500             1579.00            42
                          4.5000             1579.00
SAN JOSE      CA 95121    2                  04/19/04           00
0437919368                05                 06/01/04           0.0000
40146169                  N                  05/01/19
0

9052849       E22/G02     F                  200,000.00         TX
                          180                197,904.55         1
                          5.8750             1674.24            75
                          5.6250             1674.24
SAN ANTONIO   TX 78212    5                  05/20/04           00
0420659039                05                 07/01/04           0.0000
0420659039                O                  06/01/19
0

9053451       E22/G02     F                  148,000.00         ZZ
                          180                146,513.61         1
                          6.3750             1279.09            83
                          6.1250             1279.09
WILLINGBORO   NJ 08046    5                  05/17/04           01
0420790693                05                 07/01/04           6.0000
0420790693                O                  06/01/19
0

9058491       E22/G02     F                  124,500.00         ZZ
                          180                123,167.90         1
                          5.6250             1025.55            67
                          5.3750             1025.55
PUEBLO        CO 81005    2                  05/26/04           00
0420605990                05                 07/01/04           0.0000
0420605990                N                  06/01/19
0

9058581       E22/G02     F                  58,000.00          TX
                          180                57,435.84          1
                          6.7500             513.25             78
                          6.5000             513.25
HOUSTON       TX 77027    5                  05/21/04           00
0420661076                01                 07/01/04           0.0000
0420661076                O                  06/01/19
0

9058583       E22/G02     F                  81,500.00          ZZ
                          180                80,618.84          1
                          5.5000             665.92             65
                          5.2500             665.92
BOISE         ID 83703    5                  05/17/04           00
0420705576                09                 07/01/04           0.0000
0420705576                N                  06/01/19
0

9058719       E22/G02     F                  116,250.00         ZZ
                          180                114,923.51         1
                          6.0000             980.98             75
                          5.7500             980.98
SPRING HILL   FL 34609    2                  05/21/04           00
0420836066                05                 07/01/04           0.0000
0420836066                O                  06/01/19
0

9058969       E82/G02     F                  61,500.00          ZZ
                          180                60,841.97          1
                          5.6250             506.60             85
                          5.3750             506.60
BLYTHEVILLE   AR 72315    2                  05/22/04           04
0400971446                05                 07/01/04           6.0000
0400971446                O                  06/01/19
0

9059185       E82/G02     F                  75,150.00          T
                          180                74,169.39          1
                          6.0000             634.16             46
                          5.7500             634.16
GALVESTON     TX 77550    2                  05/21/04           00
0400986899                06                 07/01/04           0.0000
0400986899                O                  06/01/19
0

9059399       E22/G02     F                  280,000.00         ZZ
                          180                277,127.64         1
                          6.1250             2381.75            66
                          5.8750             2381.75
GLENVIEW      IL 60025    1                  05/27/04           00
0420971426                09                 07/01/04           0.0000
0420971426                O                  06/01/19
0

9061681       E82/G02     F                  158,000.00         ZZ
                          180                156,887.40         1
                          5.7500             1312.05            56
                          5.5000             1312.05
PICO RIVERA   CA 90660    5                  05/24/04           00
0400982542                05                 08/01/04           0.0000
0400982542                O                  07/01/19
0

9063223       H29/G02     F                  112,000.00         ZZ
                          180                110,129.39         2
                          5.1250             893.00             19
                          4.8750             893.00
WEST ROXBURY  MA 02132    5                  04/26/04           00
0437922420                05                 06/01/04           0.0000
7700136715                O                  05/01/19
0

9063293       H29/G02     F                  199,500.00         ZZ
                          180                196,503.49         1
                          5.3750             1616.88            70
                          5.1250             1616.88
DANVERS       MA 01923    5                  04/16/04           00
0437923659                01                 06/01/04           0.0000
7700135797                O                  05/01/19
0

9063419       H29/G02     F                  52,500.00          ZZ
                          180                51,724.57          2
                          5.2500             422.04             15
                          5.0000             422.04
PORTSMOUTH    NH 03801    5                  04/20/04           00
0437921885                05                 06/01/04           0.0000
7700231751                O                  05/01/19
0

9063473       H29/G02     F                  208,000.00         ZZ
                          180                204,633.84         2
                          5.2500             1672.07            80
                          5.0000             1672.07
CHICAGO       IL 60608    5                  04/19/04           00
0437922974                05                 06/01/04           0.0000
7700136977                O                  05/01/19
0

9063511       H29/G02     F                  118,000.00         ZZ
                          180                116,697.33         3
                          5.2500             948.58             43
                          5.0000             948.58
SAINT PAUL    MN 55106    5                  05/05/04           00
0437925530                05                 07/01/04           0.0000
7700137391                N                  06/01/19
0

9063515       H29/G02     F                  80,000.00          ZZ
                          180                78,819.89          1
                          5.2500             643.10             23
                          5.0000             643.10
HYDE PARK     MA 02136    5                  04/22/04           00
0437923873                05                 06/01/04           0.0000
7700136974                O                  05/01/19
0

9063585       E22/G02     F                  128,800.00         ZZ
                          180                127,450.53         1
                          5.8750             1078.21            80
                          5.6250             1078.21
MIRAMAR BEACH FL 32550    5                  05/24/04           00
0420833444                09                 07/01/04           0.0000
0420833444                O                  06/01/19
0

9064241       E22/G02     F                  60,000.00          ZZ
                          180                39,316.57          1
                          5.7500             498.25             30
                          5.5000             498.25
GREENACRES    FL 33413    1                  05/28/04           00
0420756363                09                 07/01/04           0.0000
0420756363                O                  06/01/19
0

9064263       L14/G02     F                  200,000.00         ZZ
                          180                195,856.17         1
                          4.8750             1568.60            37
                          4.6250             1568.60
NAPA          CA 94558    1                  04/15/04           00
0437924970                09                 06/01/04           0.0000
223301397                 O                  05/01/19
0

9064491       X10/G02     F                  118,300.00         TX
                          180                116,951.12         1
                          5.8750             990.31             65
                          5.6250             990.31
PLANO         TX 75023    5                  05/24/04           00
0438074635                05                 07/01/04           0.0000
60002452                  O                  06/01/19
0

9064521       L14/G02     F                  280,000.00         ZZ
                          180                276,280.15         2
                          6.5000             2439.11            70
                          6.2500             2439.11
LOS ANGELES   CA 90026    5                  04/14/04           00
0437936131                05                 06/01/04           0.0000
217303427                 N                  05/01/19
0

9064627       L14/G02     F                  100,400.00         T
                          180                98,847.44          1
                          6.0000             847.24             80
                          5.7500             847.24
MYRTLE BEACH  SC 29575    1                  04/16/04           00
0437924574                01                 06/01/04           0.0000
232902804                 O                  05/01/19
0

9065167       L14/G02     F                  52,500.00          ZZ
                          180                51,757.05          1
                          5.7500             435.97             75
                          5.5000             435.97
ST. PAUL CITY TX 75098    5                  04/14/04           00
0437930308                05                 06/01/04           0.0000
215507790                 N                  05/01/19
0

9065171       L14/G02     F                  50,100.00          ZZ
                          180                49,391.01          1
                          5.7500             416.04             72
                          5.5000             416.04
ST. PAUL CITY TX 75098    5                  04/14/04           00
0437935596                05                 06/01/04           0.0000
215507791                 N                  05/01/19
0

9065173       E22/G02     F                  146,000.00         ZZ
                          180                144,285.37         1
                          6.0000             1232.03            55
                          5.7500             1232.03
MADERA        CA 93638    2                  05/17/04           00
0419941463                05                 07/01/04           0.0000
0419941463                O                  06/01/19
0

9065187       L14/G02     F                  114,750.00         ZZ
                          180                112,564.50         1
                          5.8750             960.60             85
                          5.6250             960.60
WYLIE         TX 75098    1                  04/14/04           04
0437942683                03                 06/01/04           25.0000
215507919                 N                  05/01/19
0

9065725       E82/G02     F                  136,000.00         ZZ
                          180                134,995.47         1
                          5.8750             1138.48            78
                          5.6250             1138.48
VASSALBORO    ME 04989    5                  05/27/04           00
0400980322                05                 08/01/04           0.0000
0400980322                O                  07/01/19
0

9066561       L14/G02     F                  56,500.00          ZZ
                          180                55,683.61          1
                          5.5000             461.66             49
                          5.2500             461.66
CARY          NC 27511    2                  04/21/04           00
0437927668                09                 06/01/04           0.0000
207170331                 O                  05/01/19
0

9066691       L14/G02     F                  100,000.00         ZZ
                          180                98,084.57          2
                          5.5000             817.09             21
                          5.2500             817.09
STAMFORD      CT 06902    5                  04/05/04           00
0437926728                05                 06/01/04           0.0000
215116748                 O                  05/01/19
0

9067871       A52/G02     F                  110,500.00         ZZ
                          180                109,754.20         1
                          6.2500             947.45             85
                          6.0000             947.45
LITHIA SPRINGSGA 30122    5                  05/27/04           11
0437934870                05                 08/01/04           12.0000
29898                     O                  07/01/19
0

9068481       E82/G02     F                  96,400.00          ZZ
                          180                95,498.99          1
                          5.3750             781.29             50
                          5.1250             781.29
FORT LAUDERDALFL 33312    2                  05/26/04           00
0400984241                05                 08/01/04           0.0000
0400984241                O                  07/01/19
0

9068697       E22/G02     F                  31,125.00          ZZ
                          180                30,815.72          1
                          6.5000             271.13             75
                          6.2500             271.13
OKLAHOMA CITY OK 73114    1                  06/01/04           00
0420789810                03                 07/01/04           0.0000
0420789810                N                  06/01/19
0

9068711       E22/G02     F                  42,750.00          ZZ
                          180                42,320.64          1
                          6.3750             369.47             75
                          6.1250             369.47
TULSA         OK 74110    5                  06/01/04           00
0420706319                05                 07/01/04           0.0000
0420706319                N                  06/01/19
0

9068713       E22/G02     F                  43,500.00          ZZ
                          180                43,063.11          1
                          6.3750             375.95             75
                          6.1250             375.95
TULSA         OK 74110    5                  06/01/04           00
0420706350                05                 07/01/04           0.0000
0420706350                N                  06/01/19
0

9068777       E22/G02     F                  69,375.00          ZZ
                          180                68,678.26          1
                          6.3750             599.57             75
                          6.1250             599.57
TULSA         OK 74110    5                  06/01/04           00
0420672826                05                 07/01/04           0.0000
0420672826                N                  06/01/19
0

9069725       K15/G02     F                  68,200.00          ZZ
                          180                67,439.26          1
                          5.1250             543.77             37
                          4.8750             543.77
SAN BRUNO     CA 94066    2                  05/25/04           00
0437941271                01                 07/01/04           0.0000
018805519927              N                  06/01/19
0

9070893       A21/G02     F                  72,800.00          TX
                          180                72,029.20          1
                          5.7500             604.54             77
                          5.5000             604.54
BEAUMONT      TX 77707    5                  05/24/04           00
0438050957                05                 07/01/04           0.0000
0100135853                O                  06/01/19
0

9073439       E22/G02     F                  56,000.00          ZZ
                          180                55,313.99          1
                          5.5000             457.57             71
                          5.2500             457.57
PORT RICHEY   FL 34668    5                  05/24/04           00
0420499717                05                 07/01/04           0.0000
0420499717                O                  06/01/19
0

9074237       E22/G02     F                  100,000.00         ZZ
                          180                98,984.97          2
                          6.2500             857.42             41
                          6.0000             857.42
PAWTUCKET     RI 02860    5                  05/27/04           00
0420865644                05                 07/01/04           0.0000
0420865644                O                  06/01/19
0

9074505       E22/G02     F                  57,000.00          ZZ
                          120                56,001.24          1
                          6.5000             647.22             67
                          6.2500             647.22
MESQUITE      TX 75150    2                  05/27/04           00
0420909590                05                 08/01/04           0.0000
0420909590                O                  07/01/14
0

9074573       E82/G02     F                  120,000.00         ZZ
                          180                119,146.04         1
                          5.6250             988.48             44
                          5.3750             988.48
MIAMI         FL 33186    2                  05/27/04           00
0400987608                05                 08/01/04           0.0000
0400987608                O                  07/01/19
0

9074683       Q30/G02     F                  118,000.00         ZZ
                          180                116,802.25         1
                          6.2500             1011.76            80
                          6.0000             1011.76
YUMA          AZ 85367    1                  05/07/04           00
0437930803                05                 07/01/04           0.0000
32016994                  N                  06/01/19
0

9075779       P27/G02     F                  242,000.00         ZZ
                          180                239,464.51         1
                          5.8750             2025.83            63
                          5.6250             2025.83
WARREN        CT 06754    5                  05/13/04           00
0437942071                05                 07/01/04           0.0000
2109934942                O                  06/01/19
0

9076933       E22/G02     F                  92,800.00          ZZ
                          180                91,827.70          1
                          5.8750             776.85             80
                          5.6250             776.85
POST FALLS    ID 83854    2                  05/28/04           00
0420727349                05                 07/01/04           0.0000
0420727349                O                  06/01/19
0

9079701       E22/G02     F                  52,000.00          ZZ
                          180                51,674.48          1
                          7.1250             471.03             55
                          6.8750             471.03
EDMOND        OK 73013    5                  06/04/04           00
0421057100                05                 08/01/04           0.0000
0421057100                N                  07/01/19
0

9080071       E22/G02     F                  172,000.00         ZZ
                          180                170,776.00         1
                          5.6250             1416.82            80
                          5.3750             1416.82
ROSEVILLE     CA 95678    5                  05/26/04           00
0420810160                05                 08/01/04           0.0000
0420810160                O                  07/01/19
0

9080109       E22/G02     F                  81,800.00          ZZ
                          180                81,253.76          1
                          6.3750             706.96             80
                          6.1250             706.96
LOUISVILLE    KY 40220    1                  06/04/04           00
0420747222                05                 08/01/04           0.0000
0420747222                N                  07/01/19
0

9080371       X84/G02     F                  96,625.00          ZZ
                          180                95,979.77          1
                          6.3750             835.08             76
                          6.1250             835.08
ROSEDALE      MD 21237    1                  06/10/04           00
0437982531                05                 08/01/04           0.0000
1                         O                  07/01/19
0

9080611       E84/G02     F                  72,750.00          ZZ
                          180                71,762.83          1
                          6.2500             623.78             75
                          6.0000             623.78
SAVANNAH      GA 31404    5                  04/30/04           00
0437999766                05                 06/01/04           0.0000
93007777                  N                  05/01/19
0

9081057       K15/G02     F                  92,000.00          ZZ
                          180                90,984.36          1
                          5.2500             739.57             80
                          5.0000             739.57
CEDAR RAPIDS  IA 52405    5                  05/25/04           00
0437961345                05                 07/01/04           0.0000
016105522187              O                  06/01/19
0

9085525       E22/G02     F                  79,200.00          TX
                          180                78,642.31          1
                          5.7500             657.68             80
                          5.5000             657.68
ARLINGTON     TX 76011    5                  06/02/04           00
0420982589                05                 08/01/04           0.0000
0420982589                O                  07/01/19
0

9085699       E22/G02     F                  275,000.00         ZZ
                          180                269,744.39         1
                          5.7500             2283.63            43
                          5.5000             2283.63
WESTMINSTER   CO 80020    5                  06/01/04           00
0421026808                03                 07/01/04           0.0000
0421026808                O                  06/01/19
0

9086033       E22/G02     F                  52,000.00          ZZ
                          180                51,649.03          1
                          6.2500             445.86             76
                          6.0000             445.86
SAINT LOUIS   MO 63136    2                  06/02/04           00
0420889164                05                 08/01/04           0.0000
0420889164                O                  07/01/19
0

9086219       E22/G02     F                  115,000.00         ZZ
                          180                114,190.21         1
                          5.7500             954.97             75
                          5.5000             954.97
BRIDGMAN      MI 49106    1                  06/07/04           00
0420685265                05                 08/01/04           0.0000
0420685265                O                  07/01/19
0

9086267       E22/G02     F                  279,200.00         ZZ
                          180                277,254.63         1
                          5.8750             2337.23            80
                          5.6250             2337.23
SACRAMENTO    CA 95816    1                  06/01/04           00
0420952632                05                 08/01/04           0.0000
0420952632                N                  07/01/19
0

9088331       E84/G02     F                  122,550.00         ZZ
                          180                121,053.71         1
                          6.1250             1042.44            80
                          5.8750             1042.44
GLADSTONE     MO 64119    1                  05/18/04           00
0438022295                03                 07/01/04           0.0000
1101154917                O                  06/01/19
0

9088973       624/G02     F                  108,250.00         ZZ
                          180                104,739.11         1
                          4.8750             849.00             37
                          4.6250             849.00
SAN DIEGO     CA 92154    2                  04/23/04           00
0438008955                05                 06/01/04           0.0000
1000056066                N                  05/01/19
0

9088979       624/G02     F                  126,750.00         ZZ
                          180                124,899.51         1
                          5.3750             1027.26            65
                          5.1250             1027.26
ONTARIO       CA 91764    5                  04/21/04           00
0437964075                01                 06/01/04           0.0000
1000055443                O                  05/01/19
0

9088983       624/G02     F                  140,000.00         ZZ
                          180                138,502.10         1
                          6.0000             1181.40            80
                          5.7500             1181.40
HENDERSON     NV 89015    5                  05/11/04           00
0437964174                05                 07/01/04           0.0000
1000056614                O                  06/01/19
0

9089471       E22/G02     F                  148,000.00         ZZ
                          180                146,957.83         1
                          5.7500             1229.01            37
                          5.5000             1229.01
LA HABRA      CA 90631    2                  06/01/04           00
0420894925                05                 08/01/04           0.0000
0420894925                O                  07/01/19
0

9089519       E22/G02     F                  30,000.00          ZZ
                          180                29,812.20          1
                          7.1250             271.75             62
                          6.8750             271.75
N CHARLESTON  SC 29405    5                  06/08/04           00
0420954679                05                 08/01/04           0.0000
0420954679                N                  07/01/19
0

9089527       E22/G02     F                  31,000.00          ZZ
                          180                30,805.93          1
                          7.1250             280.81             60
                          6.8750             280.81
N CHARLESTON  SC 29405    2                  06/08/04           00
0420954752                05                 08/01/04           0.0000
0420954752                N                  07/01/19
0

9090017       E22/G02     F                  136,000.00         ZZ
                          180                134,752.39         1
                          5.8750             1138.48            80
                          5.6250             1138.48
TURLOCK       CA 95380    5                  05/27/04           00
0420983793                05                 08/01/04           0.0000
0420983793                O                  07/01/19
0

9090031       E22/G02     F                  36,000.00          ZZ
                          180                35,774.63          1
                          7.1250             326.10             66
                          6.8750             326.10
N CHARLESTON  SC 29405    2                  06/08/04           00
0421016502                05                 08/01/04           0.0000
0421016502                N                  07/01/19
0

9093035       E22/G02     F                  54,000.00          ZZ
                          180                53,611.65          1
                          5.5000             441.23             57
                          5.2500             441.23
SPOKANE VALLEYWA 99037    2                  05/28/04           00
0420537250                05                 08/01/04           0.0000
0420537250                N                  07/01/19
0

9093037       E22/G02     F                  39,000.00          ZZ
                          180                38,719.54          1
                          5.5000             318.66             52
                          5.2500             318.66
SPOKANE       WA 99205    2                  05/28/04           00
0420539975                05                 08/01/04           0.0000
0420539975                N                  07/01/19
0

9093049       E22/G02     F                  51,000.00          ZZ
                          180                50,644.65          1
                          5.8750             426.93             25
                          5.6250             426.93
PHOENIX       AZ 85041    1                  06/03/04           00
0421073750                03                 08/01/04           0.0000
0421073750                O                  07/01/19
0

9093117       E22/G02     F                  66,500.00          ZZ
                          180                66,036.65          1
                          5.8750             556.68             95
                          5.6250             556.68
PAHOKEE       FL 33476    2                  06/04/04           10
0421042136                05                 08/01/04           30.0000
0421042136                O                  07/01/19
0

9093487       E22/G02     F                  55,000.00          ZZ
                          180                54,600.29          1
                          5.3750             445.76             38
                          5.1250             445.76
MUNCIE        IN 47304    1                  06/09/04           00
0420878613                05                 08/01/04           0.0000
0420878613                O                  07/01/19
0

9093491       E22/G02     F                  63,000.00          ZZ
                          180                62,427.08          1
                          5.3750             510.59             90
                          5.1250             510.59
SNYDER        OK 73566    5                  06/04/04           01
0420881401                05                 08/01/04           12.0000
0420881401                O                  07/01/19
0

9093503       E22/G02     F                  100,000.00         ZZ
                          180                98,310.56          1
                          6.0000             843.86             37
                          5.7500             843.86
STERLING HEIGHMI 48313    1                  06/09/04           00
0420860728                29                 08/01/04           0.0000
0420860728                O                  07/01/19
0

9093575       E22/G02     F                  50,000.00          ZZ
                          180                49,647.90          1
                          5.7500             415.21             17
                          5.5000             415.21
COLBERT       WA 99005    2                  06/03/04           00
0420771164                05                 08/01/04           0.0000
0420771164                O                  07/01/19
0

9093593       E22/G02     F                  120,000.00         TX
                          180                119,172.68         1
                          6.0000             1012.63            60
                          5.7500             1012.63
HOUSTON       TX 77077    5                  06/04/04           00
0420802993                03                 08/01/04           0.0000
0420802993                O                  07/01/19
0

9093601       E22/G02     F                  72,000.00          ZZ
                          180                71,514.06          1
                          6.2500             617.34             42
                          6.0000             617.34
LA PINE       OR 97739    1                  06/07/04           00
0420606345                05                 08/01/04           0.0000
0420606345                O                  07/01/19
0

9093647       E22/G02     F                  140,000.00         ZZ
                          180                138,608.84         1
                          6.5000             1219.55            80
                          6.2500             1219.55
WASHINGTON TWPNJ 08071    1                  05/19/04           00
0420746521                05                 07/01/04           0.0000
0420746521                N                  06/01/19
0

9095043       Y12/G02     F                  136,000.00         ZZ
                          180                134,560.05         1
                          5.7500             1129.36            80
                          5.5000             1129.36
DREXEL HILL   PA 19026    2                  05/21/04           00
0437982473                07                 07/01/04           0.0000
60356                     O                  06/01/19
0

9095527       N74/G02     F                  23,300.00          ZZ
                          180                23,058.44          1
                          6.0000             196.62             25
                          5.7500             196.62
DANVILLE      VA 24540    5                  05/27/04           00
0438006843                05                 07/02/04           0.0000
0034707010                O                  06/02/19
0

9095725       A52/G02     F                  72,800.00          ZZ
                          180                72,287.36          1
                          5.7500             604.54             54
                          5.5000             604.54
LILBURN       GA 30047    2                  06/08/04           00
0437965841                05                 08/01/04           0.0000
29961                     O                  07/01/19
0

9096835       E22/G02     F                  115,000.00         ZZ
                          180                114,207.14         1
                          6.0000             970.44             20
                          5.7500             970.44
COSTA MESA    CA 92626    2                  06/07/04           00
0421042912                05                 08/01/04           0.0000
0421042912                N                  07/01/19
0

9099499       944/G02     F                  156,000.00         ZZ
                          180                154,330.86         1
                          5.6250             1285.03            80
                          5.3750             1285.03
CHANDLER      AZ 85225    1                  05/10/04           00
0438009144                03                 07/01/04           0.0000
W01759468                 O                  06/01/19
0

9100079       E82/G02     F                  147,400.00         ZZ
                          180                146,339.98         1
                          5.5000             1204.38            75
                          5.2500             1204.38
LUTZ          FL 33549    2                  06/09/04           00
0400984894                03                 08/01/04           0.0000
0400984894                O                  07/01/19
0

9103051       E22/G02     F                  66,500.00          ZZ
                          180                66,041.54          1
                          6.0000             561.16             72
                          5.7500             561.16
HOUMA         LA 70363    2                  06/07/04           00
0421056136                05                 08/01/04           0.0000
0421056136                O                  07/01/19
0

9103185       E22/G02     F                  87,525.00          ZZ
                          180                86,921.57          1
                          6.0000             738.59             90
                          5.7500             738.59
ROCK HILL     SC 29732    1                  06/11/04           01
0421084286                03                 08/01/04           20.0000
0421084286                N                  07/01/19
0

9103265       E22/G02     F                  158,000.00         ZZ
                          180                156,887.40         2
                          5.7500             1312.05            53
                          5.5000             1312.05
LOS ANGELES   CA 90044    2                  06/04/04           00
0421037508                05                 08/01/04           0.0000
0421037508                N                  07/01/19
0

9103271       E22/G02     F                  66,500.00          ZZ
                          180                66,021.77          1
                          5.5000             543.36             70
                          5.2500             543.36
PEKIN         IN 47165    5                  06/07/04           00
0421038316                05                 08/01/04           0.0000
0421038316                O                  07/01/19
0

9103443       E22/G02     F                  80,000.00          ZZ
                          180                79,504.59          2
                          7.2500             730.29             64
                          7.0000             730.29
DUNEDIN       FL 34698    5                  06/11/04           00
0420957607                05                 08/01/04           0.0000
0420957607                N                  07/01/19
0

9103699       E22/G02     F                  78,750.00          ZZ
                          180                78,183.68          1
                          5.5000             643.45             75
                          5.2500             643.45
VIRGINIA BEACHVA 23452    1                  06/11/04           00
0420802894                07                 08/01/04           0.0000
0420802894                N                  07/01/19
0

9103765       E22/G02     F                  252,000.00         ZZ
                          180                249,986.84         1
                          5.5000             2059.05            80
                          5.2500             2059.05
DENVER        CO 80237    5                  05/26/04           00
0420718447                05                 08/01/04           0.0000
0420718447                O                  07/01/19
0

9103873       E22/G02     F                  108,500.00         ZZ
                          180                107,727.87         1
                          5.6250             893.75             39
                          5.3750             893.75
NEW YORK      NY 10036    5                  06/11/04           00
0420750028                06                 08/01/04           0.0000
0420750028                N                  07/01/19
0

9103887       E22/G02     F                  200,000.00         T
                          180                198,561.71         1
                          5.5000             1634.17            39
                          5.2500             1634.17
DALLAS        TX 75214    5                  06/07/04           00
0420763674                03                 08/01/04           0.0000
0420763674                O                  07/01/19
0

9104093       E22/G02     F                  57,400.00          ZZ
                          180                57,016.70          1
                          6.3750             496.08             76
                          6.1250             496.08
BETHLEHEM     PA 18015    5                  06/07/04           00
0420645533                07                 08/01/04           0.0000
0420645533                O                  07/01/19
0

9105951       144/144     F                  158,000.00         ZZ
                          180                156,875.63         1
                          5.6250             1301.50            52
                          5.3750             1301.50
POUGHKEEPSIE  NY 12603    5                  06/04/04           00
160755835                 05                 08/01/04           0.0000
160755835                 O                  07/01/19
0

9106681       W68/G02     F                  80,000.00          ZZ
                          180                79,187.96          2
                          6.2500             685.94             67
                          6.0000             685.94
BAKERSFIELD   CA 93305    5                  05/24/04           00
0438017170                05                 07/01/04           0.0000
4020474                   O                  06/01/19
0

9106801       X43/G02     F                  310,000.00         ZZ
                          180                307,793.96         1
                          5.6250             2553.57            59
                          5.3750             2553.57
WOODLAND HILLSCA 91364    5                  06/04/04           00
0437989924                05                 08/01/04           0.0000
51203256                  O                  07/01/19
0

9106819       A50/G02     F                  50,000.00          ZZ
                          180                49,465.58          1
                          6.3750             432.13             46
                          6.1250             432.13
SPRING CITY   TN 37381    5                  06/01/04           00
0438000044                05                 08/01/04           0.0000
1192061                   O                  07/01/19
0

9106881       144/144     F                  195,000.00         T
                          180                193,582.89         1
                          5.3750             1580.41            69
                          5.1250             1580.41
V & T/HUNTER  NY 12442    1                  06/03/04           00
04DOERBECKER              01                 08/01/04           0.0000
04DOERBECKER              O                  07/01/19
0

9107485       E82/G02     F                  98,000.00          ZZ
                          180                97,287.81          1
                          5.3750             794.26             42
                          5.1250             794.26
MIAMI         FL 33182    5                  06/11/04           00
0400974234                05                 08/01/04           0.0000
0400974234                O                  07/01/19
0

9107697       E22/G02     F                  66,100.00          ZZ
                          180                65,592.85          1
                          6.7500             584.93             89
                          6.5000             584.93
GARLAND       TX 75041    2                  06/08/04           01
0421024902                05                 08/01/04           25.0000
0421024902                O                  07/01/19
0

9107881       E22/G02     F                  123,500.00         ZZ
                          180                122,113.38         1
                          5.6250             1017.31            75
                          5.3750             1017.31
HOUSTON       TX 77072    2                  06/09/04           00
0421054750                03                 08/01/04           0.0000
0421054750                O                  07/01/19
0

9108131       E22/G02     F                  225,000.00         ZZ
                          180                223,231.76         1
                          5.8750             1883.52            48
                          5.6250             1883.52
RANCHO CUCAMONCA 91730    5                  06/08/04           00
0420686719                05                 08/01/04           0.0000
0420686719                O                  07/01/19
0

9108421       E22/G02     F                  70,000.00          TX
                          180                69,532.56          1
                          6.3750             604.98             70
                          6.1250             604.98
PINEHURST     TX 77362    5                  06/09/04           00
0420866212                03                 08/01/04           0.0000
0420866212                O                  07/01/19
0

9108453       E22/G02     F                  185,500.00         ZZ
                          180                184,234.51         1
                          6.1250             1577.91            70
                          5.8750             1577.91
POMONA        CA 91766    2                  06/03/04           00
0420897316                05                 08/01/04           0.0000
0420897316                O                  07/01/19
0

9108767       K15/G02     F                  120,000.00         ZZ
                          180                119,224.04         1
                          6.7500             1061.89            80
                          6.5000             1061.89
PASADENA      MD 21122    5                  06/08/04           00
0437986292                07                 08/01/04           0.0000
008605534097              N                  07/01/19
0

9108783       E22/G02     F                  140,000.00         ZZ
                          180                138,971.90         1
                          5.2500             1125.43            80
                          5.0000             1125.43
PORT CHARLOTTEFL 33952    5                  06/09/04           00
0420968398                05                 08/01/04           0.0000
0420968398                O                  07/01/19
0

9108785       K15/G02     F                  91,900.00          ZZ
                          180                91,286.31          1
                          6.3750             794.25             74
                          6.1250             794.25
DANVERS       IL 61732    5                  06/07/04           00
0437995087                05                 08/01/04           0.0000
014005523627              O                  07/01/19
0

9108939       K15/G02     F                  88,300.00          ZZ
                          180                87,710.36          1
                          6.3750             763.13             80
                          6.1250             763.13
CORPUS CHRISTITX 78412    5                  06/09/04           00
0438006900                05                 08/01/04           0.0000
018805519754              N                  07/01/19
0

9109003       K60/G02     F                  40,000.00          ZZ
                          180                39,628.15          1
                          5.5000             326.83             37
                          5.2500             326.83
SPERRY        OK 74073    5                  06/03/04           00
0437986847                05                 08/01/04           0.0000
0001083925                O                  07/01/19
0

9109021       K60/G02     F                  64,600.00          ZZ
                          180                63,886.84          1
                          5.2500             519.31             85
                          5.0000             519.31
EL PASO       TX 79936    2                  06/02/04           04
0438006983                05                 07/01/04           12.0000
0001084923                O                  06/01/19
0

9109755       W68/G02     F                  108,800.00         ZZ
                          180                107,695.63         1
                          6.2500             932.88             80
                          6.0000             932.88
GLENDALE      AZ 85306    5                  05/21/04           00
0438117764                05                 07/01/04           0.0000
4050768                   O                  06/01/19
0

9109805       N74/G02     F                  101,500.00         ZZ
                          180                100,326.19         1
                          6.5000             884.17             85
                          6.2500             884.17
CONCORD       NC 28027    2                  06/04/04           10
0438000507                05                 07/09/04           12.0000
0034749010                O                  06/09/19
0

9110361       K15/G02     F                  118,000.00         ZZ
                          180                117,124.37         1
                          5.1250             940.84             35
                          4.8750             940.84
SACRAMENTO    CA 95864    2                  06/08/04           00
0438048175                05                 08/01/04           0.0000
018805520158              O                  07/01/19
0

9111867       E22/G02     F                  83,900.00          ZZ
                          180                83,121.06          1
                          6.0000             708.00             80
                          5.7500             708.00
HOUSTON       TX 77084    2                  06/10/04           00
0421126079                03                 08/01/04           0.0000
0421126079                O                  07/01/19
0

9111961       E22/G02     F                  78,300.00          ZZ
                          180                77,771.53          1
                          6.2500             671.36             90
                          6.0000             671.36
DE SOTO       KS 66018    2                  06/14/04           01
0421049875                05                 08/01/04           20.0000
0421049875                N                  07/01/19
0

9111963       E22/G02     F                  74,700.00          ZZ
                          180                74,195.83          1
                          6.2500             640.49             90
                          6.0000             640.49
OLATHE        KS 66061    2                  06/14/04           01
0421050261                05                 08/01/04           20.0000
0421050261                N                  07/01/19
0

9111965       E22/G02     F                  72,900.00          ZZ
                          180                72,407.98          1
                          6.2500             625.06             90
                          6.0000             625.06
DE SOTO       KS 66018    2                  06/14/04           01
0421050311                05                 08/01/04           20.0000
0421050311                N                  07/01/19
0

9112083       E22/G02     F                  103,000.00         TX
                          180                102,282.33         1
                          5.8750             862.23             58
                          5.6250             862.23
AUSTIN        TX 78731    5                  06/10/04           00
0420979296                09                 08/01/04           0.0000
0420979296                O                  07/01/19
0

9112135       E82/G02     F                  87,900.00          ZZ
                          180                86,486.31          1
                          5.5000             718.22             40
                          5.2500             718.22
BEACH PARK    IL 60099    2                  06/12/04           00
0400980256                05                 08/01/04           0.0000
0400980256                O                  07/01/19
0

9112177       E22/G02     F                  52,051.00          ZZ
                          180                51,695.93          1
                          6.1250             442.76             80
                          5.8750             442.76
SPOKANE       WA 99205    1                  06/08/04           00
0420865578                05                 08/01/04           0.0000
0420865578                N                  07/01/19
0

9112365       E22/G02     F                  96,000.00          TX
                          180                95,304.50          1
                          5.7500             797.19             80
                          5.5000             797.19
HOUSTON       TX 77066    5                  06/08/04           00
0420838476                03                 08/01/04           0.0000
0420838476                O                  07/01/19
0

9113159       U05/G02     F                  69,600.00          TX
                          180                69,125.23          1
                          6.1250             592.03             80
                          5.8750             592.03
SAN ANGELO    TX 76904    5                  06/08/04           00
0438164048                05                 08/01/04           0.0000
3000633617                O                  07/01/19
0

9113617       N74/G02     F                  53,500.00          ZZ
                          120                52,515.72          1
                          6.0000             593.96             48
                          5.7500             593.96
NORTON        VA 24273    5                  06/08/04           00
0438040297                05                 07/14/04           0.0000
2200002054                O                  06/14/14
0

9114843       E22/G02     F                  44,000.00          ZZ
                          180                43,724.54          1
                          7.1250             398.57             63
                          6.8750             398.57
TUPELO        MS 38801    5                  06/16/04           00
0421027293                05                 08/01/04           0.0000
0421027293                N                  07/01/19
0

9114851       E22/G02     F                  62,000.00          ZZ
                          180                61,577.06          1
                          6.1250             527.39             67
                          5.8750             527.39
OLIVE BRANCH  MS 38654    2                  06/16/04           00
0421027913                05                 08/01/04           0.0000
0421027913                N                  07/01/19
0

9115013       E22/G02     F                  28,700.00          ZZ
                          180                28,516.41          1
                          6.8750             255.96             45
                          6.6250             255.96
CAMERON       TX 76520    2                  06/15/04           00
0420895260                05                 08/01/04           0.0000
0420895260                O                  07/01/19
0

9116111       E84/G02     F                  46,500.00          ZZ
                          180                46,007.66          1
                          5.7500             386.14             55
                          5.5000             386.14
UNION         MO 63084    5                  05/21/04           00
0438046641                05                 07/01/04           0.0000
32822603                  O                  06/01/19
0

9117668       E22/G02     F                  79,750.00          ZZ
                          180                77,994.55          1
                          5.3750             646.35             52
                          5.1250             646.35
SEBASTIAN     FL 32958    1                  02/12/04           00
0419627716                05                 04/01/04           0.0000
0419627716                O                  03/01/19
0

9118069       Y69/G02     F                  71,000.00          ZZ
                          180                70,263.91          1
                          6.0000             599.14             100
                          5.7500             599.14
EAST RIDGE    TN 37412    1                  05/28/04           01
0438044257                05                 07/01/04           35.0000
5010007351                O                  06/01/19
0

9118769       E82/G02     F                  121,600.00         ZZ
                          180                120,716.73         1
                          6.0000             1026.13            80
                          5.7500             1026.13
LEROY TOWNSHIPOH 44077    5                  06/16/04           00
0400991659                05                 08/01/04           0.0000
0400991659                O                  07/01/19
0

9118793       E82/G02     F                  77,600.00          ZZ
                          180                77,026.67          1
                          5.7500             644.40             80
                          5.5000             644.40
HOUSTON       TX 77008    2                  06/11/04           00
0400985016                05                 08/01/04           0.0000
0400985016                O                  07/01/19
0

9118803       E82/G02     F                  152,700.00         ZZ
                          180                151,568.86         1
                          6.2500             1309.28            80
                          6.0000             1309.28
SARASOTA      FL 34243    2                  06/15/04           00
0400992871                05                 08/01/04           0.0000
0400992871                O                  07/01/19
0

9118811       E82/G02     F                  66,700.00          ZZ
                          180                66,182.72          1
                          6.0000             562.85             76
                          5.7500             562.85
WEIRTON       WV 26062    2                  06/15/04           00
0400989646                05                 08/01/04           0.0000
0400989646                O                  07/01/19
0

9118851       E22/G02     F                  53,000.00          ZZ
                          180                52,642.29          1
                          6.2500             454.43             67
                          6.0000             454.43
MILLINGTON    TN 38053    2                  06/17/04           00
0421134156                05                 08/01/04           0.0000
0421134156                N                  07/01/19
0

9118997       E22/G02     F                  65,000.00          ZZ
                          180                64,561.30          1
                          6.2500             557.32             68
                          6.0000             557.32
MILLINGTON    TN 38053    5                  06/17/04           00
0421050055                05                 08/01/04           0.0000
0421050055                N                  07/01/19
0

9119243       E22/G02     F                  69,500.00          ZZ
                          180                69,030.92          1
                          6.2500             595.91             64
                          6.0000             595.91
BARTLETT      TN 38134    2                  06/17/04           00
0421029828                05                 08/01/04           0.0000
0421029828                N                  07/01/19
0

9119455       956/G02     F                  241,000.00         ZZ
                          180                238,448.32         2
                          5.7500             2001.29            41
                          5.5000             2001.29
SAN BRUNO     CA 94066    2                  05/24/04           00
0438085144                05                 07/01/04           0.0000
114040062                 N                  06/01/19
0

9119465       956/G02     F                  253,000.00         ZZ
                          180                247,670.11         1
                          5.5000             2067.22            57
                          5.2500             2067.22
GOLD RIVER    CA 95670    2                  05/12/04           00
0438084915                03                 07/01/04           0.0000
314040068                 O                  06/01/19
0

9119473       956/G02     F                  280,000.00         ZZ
                          180                275,739.43         1
                          5.3750             2269.30            80
                          5.1250             2269.30
NORTHVILLE    MI 48167    5                  04/08/04           00
0438085136                05                 06/01/04           0.0000
914030102                 O                  05/01/19
0

9119489       956/G02     F                  230,000.00         ZZ
                          180                226,679.81         1
                          5.6250             1894.58            78
                          5.3750             1894.58
HARWOOD HEIGHTIL 60706    5                  04/22/04           00
0438084881                05                 06/01/04           0.0000
2314030238                O                  05/01/19
0

9119497       956/G02     F                  85,000.00          ZZ
                          180                82,775.77          4
                          5.3750             688.90             34
                          5.1250             688.90
GARDNER       MA 01440    2                  04/30/04           00
0438084899                05                 06/01/04           0.0000
2814040115                O                  05/01/19
0

9119505       956/G02     F                  75,000.00          ZZ
                          180                74,432.17          1
                          5.7500             622.81             67
                          5.5000             622.81
ORLANDO       FL 32807    2                  06/01/04           00
0438085029                03                 08/01/04           0.0000
4214050068                O                  07/01/19
0

9119513       956/G02     F                  109,000.00         ZZ
                          180                107,809.14         1
                          5.3750             883.41             47
                          5.1250             883.41
MARIETTA      GA 30062    5                  05/06/04           00
0438085037                03                 07/01/04           0.0000
4614040127                O                  06/01/19
0

9119521       956/G02     F                  93,600.00          ZZ
                          180                92,940.90          1
                          5.7500             777.26             80
                          5.5000             777.26
CARPENTERSVILLIL 60110    1                  06/02/04           00
0438085045                05                 08/01/04           0.0000
4714050026                O                  07/01/19
0

9119697       E22/G02     F                  50,000.00          ZZ
                          180                49,662.54          1
                          6.2500             428.71             58
                          6.0000             428.71
MILLINGTON    TN 38053    2                  06/17/04           00
0420745705                05                 08/01/04           0.0000
0420745705                N                  07/01/19
0

9120207       286/286     F                  92,600.00          ZZ
                          180                91,567.27          1
                          5.8750             775.18             80
                          5.6250             775.18
PORT CLINTON  OH 43452    1                  05/07/04           00
3246271                   01                 07/01/04           0.0000
3246271                   N                  06/01/19
0

9120215       286/286     F                  56,000.00          ZZ
                          180                55,207.53          1
                          5.7500             465.03             69
                          5.5000             465.03
MACON         GA 31220    5                  04/26/04           00
3250171                   05                 06/01/04           0.0000
3250171                   N                  05/01/19
0

9120219       286/286     F                  180,000.00         ZZ
                          180                176,633.76         3
                          5.3750             1458.84            23
                          5.1250             1458.84
CARLSBAD      CA 92008    2                  03/30/04           00
3286201                   05                 05/01/04           0.0000
3286201                   N                  04/01/19
0

9120223       286/286     F                  175,000.00         ZZ
                          180                173,166.48         1
                          5.8750             1464.96            57
                          5.6250             1464.96
STERLING      VA 20164    5                  05/10/04           00
3301671                   03                 07/01/04           0.0000
3301671                   O                  06/01/19
0

9120227       286/286     F                  168,000.00         ZZ
                          180                165,597.69         1
                          5.6250             1383.87            80
                          5.3750             1383.87
LUSBY         MD 20657    1                  04/29/04           00
3249286                   05                 06/01/04           0.0000
3249286                   O                  05/01/19
0

9120231       286/286     F                  127,000.00         ZZ
                          180                121,020.54         1
                          5.5000             1037.70            52
                          5.2500             1037.70
FLUSHING      NY 11355    2                  11/10/03           00
2357331                   01                 01/01/04           0.0000
2357331                   O                  12/01/18
0

9120235       286/286     F                  205,000.00         ZZ
                          180                202,736.91         1
                          5.2500             1647.95            36
                          5.0000             1647.95
NAVARRE       FL 32566    2                  05/04/04           00
3077883                   01                 07/01/04           0.0000
3077883                   O                  06/01/19
0

9120239       286/286     F                  66,000.00          ZZ
                          180                65,043.39          1
                          5.3750             534.91             80
                          5.1250             534.91
WILMINGTON    NC 28403    5                  05/06/04           00
3221248                   03                 07/01/04           0.0000
3221248                   N                  06/01/19
0

9120245       286/286     F                  153,750.00         ZZ
                          180                150,791.02         4
                          5.8750             1287.07            75
                          5.6250             1287.07
PHILADELPHIA  PA 19135    1                  04/30/04           00
3228229                   05                 06/01/04           0.0000
3228229                   N                  05/01/19
0

9120249       286/286     F                  119,500.00         ZZ
                          180                118,247.97         4
                          5.8750             1000.36            62
                          5.6250             1000.36
PROSPECT PARK PA 19076    5                  05/13/04           00
3166306                   05                 07/01/04           0.0000
3166306                   N                  06/01/19
0

9120283       286/286     F                  96,500.00          ZZ
                          180                95,120.06          1
                          5.6250             794.91             32
                          5.3750             794.91
VENTURA       CA 93003    2                  04/29/04           00
3105446                   03                 06/01/04           0.0000
3105446                   N                  05/01/19
0

9120287       286/286     F                  72,000.00          ZZ
                          180                71,213.37          2
                          5.3750             583.54             70
                          5.1250             583.54
LYNCHBURG     VA 24502    5                  05/12/04           00
3246190                   05                 07/01/04           0.0000
3246190                   N                  06/01/19
0

9120305       286/286     F                  83,300.00          ZZ
                          180                82,389.91          1
                          5.3750             675.12             44
                          5.1250             675.12
PLANTATION    FL 33317    2                  04/30/04           00
3250628                   05                 07/01/04           0.0000
3250628                   O                  06/01/19
0

9120309       286/286     F                  203,500.00         ZZ
                          180                193,817.64         1
                          4.8750             1596.05            52
                          4.6250             1596.05
ELLISVILLE    MO 63021    2                  04/29/04           00
3210592                   05                 07/01/04           0.0000
3210592                   O                  06/01/19
0

9120317       286/286     F                  51,200.00          ZZ
                          180                50,428.97          1
                          5.0000             404.89             80
                          4.7500             404.89
HOUSTON       TX 77024    1                  04/12/04           00
3287301                   01                 06/01/04           0.0000
3287301                   O                  05/01/19
0

9120323       286/286     F                  86,500.00          ZZ
                          180                84,901.52          1
                          5.2500             695.35             75
                          5.0000             695.35
GAINESVILLE   FL 32607    5                  03/30/04           00
3210208                   01                 05/01/04           0.0000
3210208                   O                  04/01/19
0

9120327       286/286     F                  231,000.00         ZZ
                          180                227,972.89         1
                          5.3750             1872.18            79
                          5.1250             1872.18
ESTES PARK    CO 80517    5                  05/04/04           00
3153348                   05                 07/01/04           0.0000
3153348                   O                  06/01/19
0

9120331       286/286     F                  142,800.00         ZZ
                          180                140,736.66         2
                          5.5000             1166.80            67
                          5.2500             1166.80
TOLLAND       CT 06084    5                  04/29/04           00
3200365                   05                 06/01/04           0.0000
3200365                   N                  05/01/19
0

9120335       286/286     F                  110,000.00         ZZ
                          180                108,040.01         1
                          4.8750             862.73             44
                          4.6250             862.73
TUCSON        AZ 85737    5                  04/26/04           00
3194026                   05                 06/01/04           0.0000
3194026                   O                  05/01/19
0

9120339       286/286     F                  184,800.00         ZZ
                          180                182,780.98         2
                          5.3750             1497.75            80
                          5.1250             1497.75
HARLINGEN     TX 78550    2                  05/13/04           00
3252974                   05                 07/01/04           0.0000
3252974                   N                  06/01/19
0

9120343       286/286     F                  52,500.00          ZZ
                          180                51,949.94          3
                          5.8750             439.49             75
                          5.6250             439.49
FULTON        NY 13069    2                  05/12/04           00
3307099                   05                 07/01/04           0.0000
3307099                   N                  06/01/19
0

9120347       286/286     F                  58,800.00          ZZ
                          180                57,950.38          1
                          5.5000             480.45             65
                          5.2500             480.45
ROSSVILLE     GA 30741    5                  04/30/04           00
3244680                   05                 06/01/04           0.0000
3244680                   N                  05/01/19
0

9120351       286/286     F                  60,000.00          ZZ
                          180                57,765.48          1
                          6.0000             506.32             40
                          5.7500             506.32
MESA          AZ 85205    2                  05/05/04           00
3270675                   05                 07/01/04           0.0000
3270675                   N                  06/01/19
0

9120357       286/286     F                  74,100.00          ZZ
                          180                72,726.56          1
                          5.5000             605.46             51
                          5.2500             605.46
VIRGINIA BEACHVA 23451    1                  04/29/04           00
3176863                   01                 06/01/04           0.0000
3176863                   N                  05/01/19
0

9120369       286/286     F                  103,000.00         ZZ
                          180                97,469.27          1
                          5.3750             834.78             39
                          5.1250             834.78
ALPHARETTA    GA 30005    2                  04/29/04           00
3222538                   05                 06/01/04           0.0000
3222538                   O                  05/01/19
0

9120373       286/286     F                  80,000.00          ZZ
                          180                78,867.90          1
                          5.7500             664.33             80
                          5.5000             664.33
MISSION       KS 66202    5                  04/30/04           00
3237595                   05                 06/01/04           0.0000
3237595                   N                  05/01/19
0

9120377       286/286     F                  57,200.00          ZZ
                          180                56,390.53          1
                          5.7500             475.00             80
                          5.5000             475.00
OVERLAND PARK KS 66212    5                  05/03/04           00
3237613                   01                 06/01/04           0.0000
3237613                   N                  05/01/19
0

9120389       286/286     F                  105,000.00         ZZ
                          180                103,888.25         2
                          5.7500             871.94             73
                          5.5000             871.94
INDIANAPOLIS  IN 46280    5                  05/12/04           00
3243483                   05                 07/01/04           0.0000
3243483                   N                  06/01/19
0

9120399       286/286     F                  250,000.00         ZZ
                          180                245,995.24         1
                          4.7500             1944.58            74
                          4.5000             1944.58
CLARKSTON     MI 48348    5                  04/26/04           00
3149404                   05                 06/01/04           0.0000
3149404                   O                  05/01/19
0

9120403       286/286     F                  69,988.00          ZZ
                          180                69,223.36          1
                          5.3750             567.23             80
                          5.1250             567.23
FT WAYNE      IN 46825    1                  05/14/04           00
3155709                   03                 07/01/04           0.0000
3155709                   N                  06/01/19
0

9120407       286/286     F                  69,988.00          ZZ
                          180                69,223.36          1
                          5.3750             567.23             80
                          5.1250             567.23
FT WAYNE      IN 46825    1                  05/14/04           00
3155743                   05                 07/01/04           0.0000
3155743                   N                  06/01/19
0

9120441       286/286     F                  176,000.00         ZZ
                          180                173,535.32         1
                          5.8750             1473.33            60
                          5.6250             1473.33
TAUNTON       MA 02780    5                  04/30/04           00
3247637                   05                 06/01/04           0.0000
3247637                   O                  05/01/19
0

9120481       286/286     F                  88,000.00          ZZ
                          180                86,730.45          1
                          5.8750             736.67             80
                          5.6250             736.67
HOUSTON       TX 77074    2                  04/30/04           00
3287730                   05                 06/01/04           0.0000
3287730                   O                  05/01/19
0

9120485       286/286     F                  35,000.00          ZZ
                          180                34,494.28          1
                          5.5000             285.98             56
                          5.2500             285.98
PITTSBURGH    PA 15224    1                  04/30/04           00
3260112                   05                 06/01/04           0.0000
3260112                   N                  05/01/19
0

9120489       286/286     F                  49,300.00          ZZ
                          180                48,580.23          1
                          5.3750             399.56             75
                          5.1250             399.56
MECHANICSBURG PA 17055    1                  04/30/04           00
3162515                   01                 06/01/04           0.0000
3162515                   N                  05/01/19
0

9120499       286/286     F                  80,000.00          ZZ
                          180                78,814.07          1
                          5.7500             664.33             36
                          5.5000             664.33
STOCKTON      CA 95210    5                  05/05/04           00
3264907                   05                 07/01/04           0.0000
3264907                   N                  06/01/19
0

9120503       286/286     F                  166,600.00         ZZ
                          180                164,142.35         1
                          5.2500             1339.27            70
                          5.0000             1339.27
BOCA RATON    FL 33428    5                  04/26/04           00
3241924                   05                 06/01/04           0.0000
3241924                   O                  05/01/19
0

9120507       286/286     F                  76,750.00          ZZ
                          180                68,686.00          1
                          5.8750             642.49             38
                          5.6250             642.49
SPRINGHILL    FL 34609    5                  04/27/04           00
3242266                   05                 06/01/04           0.0000
3242266                   O                  05/01/19
0

9120511       286/286     F                  40,500.00          ZZ
                          180                39,887.79          1
                          5.5000             330.92             90
                          5.2500             330.92
BAYTOWN       TX 77520    1                  04/28/04           12
3157256                   05                 06/01/04           25.0000
3157256                   N                  05/01/19
0

9120515       286/286     F                  125,000.00         ZZ
                          132                122,195.17         1
                          5.3750             1256.41            48
                          5.1250             1256.41
ANTIOCH       CA 94509    2                  04/27/04           00
3245615                   05                 06/01/04           0.0000
3245615                   O                  05/01/15
0

9120527       286/286     F                  80,000.00          ZZ
                          180                78,844.07          1
                          5.5000             653.67             80
                          5.2500             653.67
LONGVIEW      WA 98632    1                  04/26/04           00
3212547                   05                 06/01/04           0.0000
3212547                   N                  05/01/19
0

9120531       286/286     F                  66,500.00          ZZ
                          180                65,810.59          1
                          6.0000             561.16             76
                          5.7500             561.16
PARADISE      TX 76073    2                  05/14/04           00
3282821                   05                 07/01/04           0.0000
3282821                   N                  06/01/19
0

9120533       286/286     F                  220,000.00         ZZ
                          180                217,571.28         1
                          5.2500             1768.54            35
                          5.0000             1768.54
SAN DIEGO     CA 92126    5                  04/30/04           00
3286452                   05                 07/01/04           0.0000
3286452                   O                  06/01/19
0

9120539       286/286     F                  83,200.00          ZZ
                          180                81,947.07          1
                          5.0000             657.95             80
                          4.7500             657.95
SPOKANE       WA 99202    1                  04/27/04           00
3213116                   05                 06/01/04           0.0000
3213116                   N                  05/01/19
0

9120543       286/286     F                  72,000.00          ZZ
                          180                70,948.81          1
                          5.3750             583.54             34
                          5.1250             583.54
LONG BEACH    CA 90814    2                  04/27/04           00
3210436                   01                 06/01/04           0.0000
3210436                   N                  05/01/19
0

9120545       286/286     F                  150,000.00         ZZ
                          180                148,378.20         1
                          5.5000             1225.63            66
                          5.2500             1225.63
CHESTERFIELD  VA 23832    5                  05/05/04           00
3166439                   05                 07/01/04           0.0000
3166439                   N                  06/01/19
0

9120549       286/286     F                  78,400.00          ZZ
                          180                77,243.43          2
                          5.2500             630.25             80
                          5.0000             630.25
PASCO         WA 99301    2                  04/30/04           00
3162035                   05                 06/01/04           0.0000
3162035                   N                  05/01/19
0

9120555       286/286     F                  84,350.00          ZZ
                          180                83,118.51          4
                          5.3750             683.63             57
                          5.1250             683.63
PASCO         WA 99301    2                  05/03/04           00
3162063                   05                 06/01/04           0.0000
3162063                   N                  05/01/19
0

9120559       286/286     F                  192,000.00         ZZ
                          180                189,222.39         1
                          5.5000             1568.81            63
                          5.2500             1568.81
OAKLAND       CA 94621    5                  04/26/04           00
3202054                   05                 06/01/04           0.0000
3202054                   O                  05/01/19
0

9120565       286/286     F                  133,000.00         ZZ
                          180                131,117.88         1
                          5.7500             1104.45            74
                          5.5000             1104.45
CHESTERFIELD  VA 23832    2                  04/23/04           00
3157313                   05                 06/01/04           0.0000
3157313                   N                  05/01/19
0

9120569       286/286     F                  66,600.00          ZZ
                          180                65,696.26          2
                          6.2500             571.05             65
                          6.0000             571.05
TUCSON        AZ 85705    1                  04/26/04           00
3286235                   05                 06/01/04           0.0000
3286235                   N                  05/01/19
0

9120577       286/286     F                  333,700.00         ZZ
                          180                330,166.82         1
                          5.7500             2771.08            45
                          5.5000             2771.08
WOODLAND HILLSCA 91364    5                  05/06/04           00
3246327                   05                 07/01/04           0.0000
3246327                   O                  06/01/19
0

9120581       286/286     F                  117,000.00         ZZ
                          132                114,313.95         1
                          5.2500             1168.69            52
                          5.0000             1168.69
RIVERSIDE     CA 92505    5                  04/21/04           00
3260367                   05                 06/01/04           0.0000
3260367                   O                  05/01/15
0

9120589       286/286     F                  333,700.00         ZZ
                          180                327,533.22         1
                          5.2500             2682.55            42
                          5.0000             2682.55
WEST COVINA   CA 91791    1                  03/02/04           00
3089966                   05                 05/01/04           0.0000
3089966                   O                  04/01/19
0

9120593       286/286     F                  292,200.00         ZZ
                          180                287,754.36         1
                          4.8750             2291.72            62
                          4.6250             2291.72
DALLAS        TX 75287    2                  04/28/04           00
3167438                   05                 06/01/04           0.0000
3167438                   O                  05/01/19
0

9120597       286/286     F                  125,000.00         ZZ
                          180                123,648.50         1
                          5.5000             1021.36            36
                          5.2500             1021.36
VISTA         CA 92081    5                  04/30/04           00
3199458                   05                 07/01/04           0.0000
3199458                   N                  06/01/19
0

9120601       286/286     F                  94,400.00          ZZ
                          180                89,168.40          1
                          5.5000             771.33             69
                          5.2500             771.33
HAMPTON       VA 23664    2                  04/28/04           00
3233274                   05                 06/01/04           0.0000
3233274                   O                  05/01/19
0

9120619       286/286     F                  119,000.00         ZZ
                          180                117,740.04         1
                          5.7500             988.19             70
                          5.5000             988.19
SEATTLE       WA 98118    1                  05/10/04           00
3265773                   05                 07/01/04           0.0000
3265773                   N                  06/01/19
0

9120625       286/286     F                  54,000.00          ZZ
                          120                52,663.20          1
                          5.8750             596.13             39
                          5.6250             596.13
CASS CITY     MI 48726    5                  04/27/04           00
3280725                   05                 06/01/04           0.0000
3280725                   O                  05/01/14
0

9120643       286/286     F                  30,400.00          ZZ
                          180                29,672.41          1
                          6.2500             260.66             80
                          6.0000             260.66
DALLAS        TX 75230    1                  01/09/04           00
2994030                   01                 03/01/04           0.0000
2994030                   N                  02/01/19
0

9120647       286/286     F                  260,000.00         ZZ
                          180                256,204.04         1
                          5.3750             2107.22            70
                          5.1250             2107.22
VALLEJO       CA 94590    5                  04/23/04           00
3067966                   05                 06/01/04           0.0000
3067966                   O                  05/01/19
0

9120677       286/286     F                  258,200.00         ZZ
                          180                254,351.60         1
                          5.1250             2058.69            68
                          4.8750             2058.69
SAN DIEGO     CA 92122    2                  04/27/04           00
3217064                   01                 06/01/04           0.0000
3217064                   O                  05/01/19
0

9120679       286/286     F                  50,000.00          ZZ
                          180                49,240.43          1
                          5.3750             405.24             29
                          5.1250             405.24
MILWAUKIE     OR 97222    5                  04/22/04           00
3112904                   05                 06/01/04           0.0000
3112904                   N                  05/01/19
0

9120693       286/286     F                  104,000.00         ZZ
                          180                102,512.82         1
                          5.6250             856.69             80
                          5.3750             856.69
PIKESVILLE    MD 21208    1                  04/30/04           00
3270656                   04                 06/01/04           0.0000
3270656                   N                  05/01/19
0

9120695       286/286     F                  126,550.00         ZZ
                          180                124,523.82         1
                          4.8750             992.53             72
                          4.6250             992.53
HOUSTON       TX 77095    1                  04/29/04           00
3271288                   05                 06/01/04           0.0000
3271288                   O                  05/01/19
0

9120699       286/286     F                  224,000.00         ZZ
                          180                219,695.63         1
                          5.2500             1800.69            80
                          5.0000             1800.69
ALBUQUERQUE   NM 87108    2                  04/26/04           00
3251407                   05                 06/01/04           0.0000
3251407                   O                  05/01/19
0

9120703       286/286     F                  94,400.00          ZZ
                          180                92,978.43          1
                          5.0000             746.51             80
                          4.7500             746.51
VIRGINIA BEACHVA 23455    1                  04/29/04           00
3213725                   05                 06/01/04           0.0000
3213725                   N                  05/01/19
0

9120707       286/286     F                  132,000.00         ZZ
                          180                130,170.74         1
                          6.0000             1113.90            66
                          5.7500             1113.90
TAUNTON       MA 02780    5                  04/30/04           00
3250966                   01                 06/01/04           0.0000
3250966                   N                  05/01/19
0

9120711       286/286     F                  155,000.00         ZZ
                          180                153,266.02         3
                          5.5000             1266.48            29
                          5.2500             1266.48
GARDENA       CA 90247    5                  05/07/04           00
3289955                   05                 07/01/04           0.0000
3289955                   O                  06/01/19
0

9120715       286/286     F                  140,000.00         T
                          180                137,869.98         1
                          4.8750             1098.02            80
                          4.6250             1098.02
WEED          CA 96094    1                  04/19/04           01
3203419                   05                 06/01/04           25.0000
3203419                   O                  05/01/19
0

9120721       286/286     F                  112,000.00         ZZ
                          180                110,789.04         1
                          5.5000             915.14             33
                          5.2500             915.14
OXNARD        CA 93030    2                  05/06/04           00
3262485                   05                 07/01/04           0.0000
3262485                   O                  06/01/19
0

9120727       286/286     F                  51,200.00          ZZ
                          180                50,659.75          1
                          6.1250             435.52             80
                          5.8750             435.52
ANDERSON      IN 46016    5                  05/05/04           00
3277539                   05                 07/01/04           0.0000
3277539                   O                  06/01/19
0

9120733       286/286     F                  203,000.00         ZZ
                          180                200,005.40         1
                          5.2500             1631.88            43
                          5.0000             1631.88
SAN JOSE      CA 95127    5                  04/21/04           00
3244578                   05                 06/01/04           0.0000
3244578                   O                  05/01/19
0

9120737       286/286     F                  189,000.00         ZZ
                          180                185,710.31         1
                          5.2500             1519.33            40
                          5.0000             1519.33
WILTON        NH 03086    2                  04/27/04           00
3159730                   05                 06/01/04           0.0000
3159730                   O                  05/01/19
0

9120747       286/286     F                  128,000.00         ZZ
                          180                126,586.93         1
                          5.2500             1028.97            80
                          5.0000             1028.97
OLYMPIA       WA 98501    1                  05/11/04           00
3231999                   05                 07/01/04           0.0000
3231999                   O                  06/01/19
0

9120753       286/286     F                  69,750.00          ZZ
                          180                69,011.47          1
                          5.7500             579.22             75
                          5.5000             579.22
CASTLE ROCK   WA 98611    5                  05/12/04           00
3107995                   05                 07/01/04           0.0000
3107995                   N                  06/01/19
0

9120761       286/286     F                  161,000.00         ZZ
                          180                159,241.04         1
                          5.3750             1304.85            45
                          5.1250             1304.85
SANTA ANA     CA 92703    5                  05/10/04           00
3302285                   05                 07/01/04           0.0000
3302285                   O                  06/01/19
0

9120765       286/286     F                  80,000.00          T
                          180                79,152.96          1
                          5.7500             664.33             71
                          5.5000             664.33
NEW PALTZ     NY 12561    1                  05/13/04           00
3158713                   01                 07/01/04           0.0000
3158713                   O                  06/01/19
0

9120773       286/286     F                  155,000.00         ZZ
                          180                152,455.96         2
                          5.2500             1246.02            56
                          5.0000             1246.02
BOTHELL       WA 98012    2                  05/10/04           00
3054752                   05                 07/01/04           0.0000
3054752                   N                  06/01/19
0

9120783       286/286     F                  135,700.00         ZZ
                          180                134,201.92         1
                          5.2500             1090.87            78
                          5.0000             1090.87
ZACHARY       LA 70791    2                  04/28/04           00
3267277                   05                 07/01/04           0.0000
3267277                   O                  06/01/19
0

9120787       286/286     F                  92,000.00          ZZ
                          180                90,837.11          1
                          5.7500             763.98             23
                          5.5000             763.98
PARK CITY     UT 84060    1                  05/03/04           00
3273891                   01                 07/01/04           0.0000
3273891                   N                  06/01/19
0

9120803       286/286     F                  30,000.00          ZZ
                          180                29,609.81          1
                          6.7500             265.48             75
                          6.5000             265.48
COLUMBIA      SC 29203    5                  04/23/04           00
3262333                   05                 06/01/04           0.0000
3262333                   O                  05/01/19
0

9120805       286/286     F                  60,000.00          ZZ
                          180                59,087.13          1
                          4.8750             470.58             80
                          4.6250             470.58
SALEM         VA 24153    1                  04/30/04           00
3035263                   05                 06/01/04           0.0000
3035263                   N                  05/01/19
0

9120813       286/286     F                  50,000.00          ZZ
                          180                49,448.02          1
                          5.2500             401.94             48
                          5.0000             401.94
LAKELAND      FL 33805    2                  04/29/04           00
3073367                   05                 07/01/04           0.0000
3073367                   O                  06/01/19
0

9120821       286/286     F                  55,000.00          ZZ
                          180                54,237.78          1
                          6.0000             464.13             64
                          5.7500             464.13
DENTON        TX 76209    5                  04/16/04           00
3150258                   05                 06/01/04           0.0000
3150258                   N                  05/01/19
0

9120827       286/286     F                  120,000.00         ZZ
                          180                117,753.18         1
                          4.7500             933.40             45
                          4.5000             933.40
FAIRFAX       VA 22030    2                  04/26/04           00
3172063                   03                 06/01/04           0.0000
3172063                   O                  05/01/19
0

9120829       286/286     F                  69,600.00          ZZ
                          180                68,847.47          1
                          5.5000             568.70             80
                          5.2500             568.70
WASHINGTON    GA 30673    1                  05/12/04           00
3250975                   05                 07/01/04           0.0000
3250975                   O                  06/01/19
0

9120835       286/286     F                  172,000.00         ZZ
                          180                168,722.23         1
                          4.8750             1349.00            80
                          4.6250             1349.00
KANSAS CITY   MO 64152    1                  04/01/04           00
3184965                   05                 05/01/04           0.0000
3184965                   O                  04/01/19
0

9120843       286/286     F                  88,000.00          ZZ
                          180                87,038.58          1
                          5.3750             713.21             80
                          5.1250             713.21
NEWPORT NEWS  VA 23602    5                  05/06/04           00
3126314                   05                 07/01/04           0.0000
3126314                   N                  06/01/19
0

9120857       286/286     F                  90,000.00          ZZ
                          180                88,889.15          2
                          5.7500             747.37             60
                          5.5000             747.37
LANCASTER     PA 17601    5                  05/12/04           00
3272395                   05                 07/01/04           0.0000
3272395                   N                  06/01/19
0

9120871       286/286     F                  208,500.00         ZZ
                          180                205,360.21         1
                          5.0000             1648.81            75
                          4.7500             1648.81
BETHEL PARK   PA 15102    5                  04/30/04           00
3148429                   05                 06/01/04           0.0000
3148429                   O                  05/01/19
0

9120877       286/286     F                  88,000.00          ZZ
                          180                86,679.55          1
                          5.3750             713.21             63
                          5.1250             713.21
GRIDLEY       CA 95948    5                  04/21/04           00
3244934                   05                 06/01/04           0.0000
3244934                   N                  05/01/19
0

9120883       286/286     F                  203,000.00         ZZ
                          156                200,353.53         1
                          5.7500             1850.65            33
                          5.5000             1850.65
LA CANADA FLINCA 91011    2                  05/06/04           00
3243360                   05                 07/01/04           0.0000
3243360                   O                  06/01/17
0

9120889       286/286     F                  90,000.00          ZZ
                          180                88,011.20          2
                          4.8750             705.87             27
                          4.6250             705.87
LONG BEACH    CA 90810    2                  04/23/04           00
3178127                   05                 06/01/04           0.0000
3178127                   O                  05/01/19
0

9120901       286/286     F                  333,700.00         ZZ
                          180                329,899.95         1
                          4.8750             2617.21            62
                          4.6250             2617.21
SHERMAN OAKS ACA 91423    5                  04/30/04           00
3236683                   01                 07/01/04           0.0000
3236683                   O                  06/01/19
0

9120907       286/286     F                  56,000.00          ZZ
                          180                55,431.57          1
                          6.2500             480.16             80
                          6.0000             480.16
LANCASTER     TX 75146    2                  05/03/04           00
3225961                   05                 07/01/04           0.0000
3225961                   O                  06/01/19
0

9120917       286/286     F                  176,500.00         ZZ
                          180                173,895.64         1
                          5.2500             1418.85            53
                          5.0000             1418.85
PACOIMA AREA  CA 91331    2                  04/26/04           00
3267674                   05                 06/01/04           0.0000
3267674                   O                  05/01/19
0

9120925       286/286     F                  100,100.00         ZZ
                          180                98,211.88          1
                          5.6250             824.56             47
                          5.3750             824.56
WEST ROXBURY  MA 02132    2                  04/30/04           00
3156951                   01                 06/01/04           0.0000
3156951                   N                  05/01/19
0

9120937       286/286     F                  72,000.00          ZZ
                          180                71,029.11          1
                          5.5000             588.31             80
                          5.2500             588.31
MOLINE        IL 61265    2                  05/04/04           00
3238874                   05                 07/01/04           0.0000
3238874                   N                  06/01/19
0

9120943       286/286     F                  141,750.00         T
                          180                139,637.24         1
                          5.1250             1130.21            75
                          4.8750             1130.21
PARK CITY     UT 84060    1                  04/26/04           00
3248568                   01                 06/01/04           0.0000
3248568                   O                  05/01/19
0

9120961       286/286     F                  43,450.00          ZZ
                          180                42,989.94          2
                          5.7500             360.82             58
                          5.5000             360.82
MONACA        PA 15061    2                  05/13/04           00
3238949                   05                 07/01/04           0.0000
3238949                   N                  06/01/19
0

9120967       286/286     F                  66,000.00          ZZ
                          180                65,036.42          1
                          5.3750             534.91             48
                          5.1250             534.91
DALLAS        GA 30132    5                  04/26/04           00
3230023                   05                 06/01/04           0.0000
3230023                   O                  05/01/19
0

9120981       286/286     F                  193,500.00         ZZ
                          180                189,286.88         1
                          5.5000             1581.06            70
                          5.2500             1581.06
ROWLETT       TX 75088    2                  02/24/04           00
3112086                   05                 04/01/04           0.0000
3112086                   O                  03/01/19
0

9120995       286/286     F                  83,000.00          ZZ
                          180                81,724.18          1
                          4.7500             645.61             18
                          4.5000             645.61
LAGUNA NIGUEL CA 92677    2                  04/20/04           00
3177439                   05                 06/01/04           0.0000
3177439                   N                  05/01/19
0

9121001       286/286     F                  118,000.00         ZZ
                          180                116,642.34         1
                          4.7500             917.85             30
                          4.5000             917.85
TRABUCO CANYONCA 92679    2                  05/04/04           00
3177446                   01                 07/01/04           0.0000
3177446                   N                  06/01/19
0

9121007       286/286     F                  147,000.00         ZZ
                          180                145,377.17         1
                          5.2500             1181.71            70
                          5.0000             1181.71
CLIFTON PARK  NY 12065    5                  05/04/04           00
3207284                   05                 07/01/04           0.0000
3207284                   O                  06/01/19
0

9121013       286/286     F                  58,000.00          ZZ
                          180                57,187.77          1
                          5.8750             485.53             39
                          5.6250             485.53
EGG HARBOR TOWNJ 08234    2                  04/30/04           00
3157117                   05                 06/01/04           0.0000
3157117                   N                  05/01/19
0

9121019       286/286     F                  113,000.00         ZZ
                          180                111,298.33         1
                          5.0000             893.60             53
                          4.7500             893.60
FT WASHINGTON MD 20744    5                  04/28/04           00
3213821                   05                 06/01/04           0.0000
3213821                   O                  05/01/19
0

9121045       286/286     F                  268,000.00         T
                          180                265,036.10         1
                          5.5000             2189.79            30
                          5.2500             2189.79
SIASCONSET    MA 02564    2                  05/12/04           00
3239509                   05                 07/01/04           0.0000
3239509                   O                  06/01/19
0

9121049       286/286     F                  183,000.00         ZZ
                          180                180,244.20         1
                          5.0000             1447.16            75
                          4.7500             1447.16
DERWOOD       MD 20855    1                  04/30/04           00
3186539                   03                 06/01/04           0.0000
3186539                   N                  05/01/19
0

9121053       286/286     F                  333,700.00         ZZ
                          180                328,674.85         1
                          5.0000             2638.88            80
                          4.7500             2638.88
MAGNOLIA      TX 77354    2                  04/08/04           00
3279007                   05                 06/01/04           0.0000
3279007                   O                  05/01/19
0

9121059       286/286     F                  105,000.00         ZZ
                          180                103,840.86         1
                          5.2500             844.07             57
                          5.0000             844.07
COVINGTON     LA 70435    5                  05/04/04           00
3251732                   05                 07/01/04           0.0000
3251732                   O                  06/01/19
0

9121063       286/286     F                  125,000.00         ZZ
                          180                123,634.33         1
                          5.3750             1013.09            30
                          5.1250             1013.09
SAN DIEGO     CA 92105    2                  05/06/04           00
3279947                   05                 07/01/04           0.0000
3279947                   O                  06/01/19
0

9121069       286/286     F                  135,000.00         ZZ
                          180                133,187.41         1
                          6.3750             1166.74            58
                          6.1250             1166.74
PITTSBURGH    PA 15228    5                  04/21/04           00
3121730                   05                 06/01/04           0.0000
3121730                   N                  05/01/19
0

9121075       286/286     F                  112,500.00         ZZ
                          180                110,989.53         2
                          6.3750             972.28             67
                          6.1250             972.28
PITTSBURGH    PA 15228    5                  04/21/04           00
3129809                   05                 06/01/04           0.0000
3129809                   N                  05/01/19
0

9121079       286/286     F                  93,750.00          ZZ
                          180                92,491.28          1
                          6.3750             810.23             67
                          6.1250             810.23
MCMURRAY      PA 15317    5                  04/21/04           00
3129814                   05                 06/01/04           0.0000
3129814                   N                  05/01/19
0

9121085       286/286     F                  87,750.00          ZZ
                          180                86,878.03          3
                          6.5000             764.40             58
                          6.2500             764.40
PITTSBURGH    PA 15212    5                  05/10/04           00
3243614                   05                 07/01/04           0.0000
3243614                   N                  06/01/19
0

9121093       286/286     F                  124,150.00         ZZ
                          180                122,483.08         4
                          6.3750             1072.97            56
                          6.1250             1072.97
PITTSBURGH    PA 15228    5                  04/21/04           00
3128448                   05                 06/01/04           0.0000
3128448                   N                  05/01/19
0

9121123       286/286     F                  110,000.00         ZZ
                          120                106,455.47         1
                          5.8750             1214.34            80
                          5.6250             1214.34
DERBY         KS 67037    1                  05/13/04           00
3320958                   05                 07/01/04           0.0000
3320958                   O                  06/01/14
0

9121129       286/286     F                  332,000.00         ZZ
                          180                328,334.87         1
                          5.2500             2668.88            64
                          5.0000             2668.88
PROSPER       TX 75078    2                  04/29/04           00
3233233                   05                 07/01/04           0.0000
3233233                   O                  06/01/19
0

9121135       286/286     F                  96,000.00          ZZ
                          180                93,332.84          1
                          5.3750             778.05             35
                          5.1250             778.05
LONG BEACH    CA 90813    5                  03/08/04           00
3173759                   05                 05/01/04           0.0000
3173759                   O                  04/01/19
0

9121141       286/286     F                  72,000.00          ZZ
                          180                70,970.43          1
                          5.6250             593.09             80
                          5.3750             593.09
OAK GROVE     MO 64075    5                  04/26/04           00
3189189                   05                 06/01/04           0.0000
3189189                   O                  05/01/19
0

9121147       286/286     F                  210,000.00         ZZ
                          180                207,705.69         1
                          5.3750             1701.98            45
                          5.1250             1701.98
DALY CITY     CA 94014    5                  05/03/04           00
3280706                   05                 07/01/04           0.0000
3280706                   O                  06/01/19
0

9121153       286/286     F                  168,000.00         ZZ
                          180                165,444.00         1
                          4.8750             1317.62            80
                          4.6250             1317.62
BARNEGAT      NJ 08005    1                  04/30/04           00
3208684                   05                 06/01/04           0.0000
3208684                   N                  05/01/19
0

9121159       286/286     F                  85,500.00          ZZ
                          180                84,225.65          1
                          5.1250             681.71             75
                          4.8750             681.71
BETTENDORF    IA 52722    5                  04/22/04           00
3184838                   05                 06/01/04           0.0000
3184838                   N                  05/01/19
0

9121165       286/286     F                  167,000.00         ZZ
                          180                165,159.85         1
                          5.5000             1364.53            42
                          5.2500             1364.53
ARLINGTON HTS IL 60004    1                  05/10/04           00
3243460                   05                 07/01/04           0.0000
3243460                   O                  06/01/19
0

9121171       286/286     F                  104,500.00         ZZ
                          180                103,416.58         1
                          6.0000             881.84             66
                          5.7500             881.84
KIRTLAND      OH 44094    2                  05/10/04           00
3186680                   05                 07/01/04           0.0000
3186680                   O                  06/01/19
0

9121173       286/286     F                  100,000.00         ZZ
                          180                98,427.16          1
                          6.1250             850.63             33
                          5.8750             850.63
NARRAGANSETT  RI 02882    5                  04/30/04           00
3161872                   05                 06/01/04           0.0000
3161872                   N                  05/01/19
0

9121181       286/286     F                  118,000.00         ZZ
                          180                116,709.36         1
                          5.3750             956.35             78
                          5.1250             956.35
EASLEY        SC 29640    5                  05/04/04           00
3267216                   05                 07/01/04           0.0000
3267216                   O                  06/01/19
0

9121187       286/286     F                  123,750.00         ZZ
                          180                122,035.07         4
                          6.0000             1044.28            52
                          5.7500             1044.28
COLUMBUS      OH 43215    2                  04/29/04           00
3151955                   05                 06/01/04           0.0000
3151955                   N                  05/01/19
0

9121189       286/286     F                  134,000.00         ZZ
                          180                132,143.05         4
                          6.0000             1130.77            43
                          5.7500             1130.77
GRANDVIEW     OH 43212    2                  04/29/04           00
3152093                   05                 06/01/04           0.0000
3152093                   N                  05/01/19
0

9121195       286/286     F                  134,000.00         ZZ
                          180                132,143.05         4
                          6.0000             1130.77            45
                          5.7500             1130.77
GRANDVIEW     OH 43212    2                  04/29/04           00
3152221                   05                 06/01/04           0.0000
3152221                   N                  05/01/19
0

9121197       286/286     F                  70,800.00          ZZ
                          180                69,306.27          1
                          5.5000             578.50             80
                          5.2500             578.50
PLANO         TX 75074    2                  04/28/04           00
3214463                   05                 06/01/04           0.0000
3214463                   N                  05/01/19
0

9121201       286/286     F                  76,500.00          ZZ
                          180                75,715.23          2
                          6.1250             650.73             50
                          5.8750             650.73
CARROLLTON    TX 75006    2                  05/07/04           00
3227509                   05                 07/01/04           0.0000
3227509                   N                  06/01/19
0

9121205       286/286     F                  70,000.00          ZZ
                          180                68,685.80          1
                          5.5000             571.96             52
                          5.2500             571.96
HENDERSON     NV 89015    1                  04/28/04           00
3268485                   05                 06/01/04           0.0000
3268485                   N                  05/01/19
0

9121211       286/286     F                  110,000.00         ZZ
                          180                108,748.20         1
                          5.3750             891.52             44
                          5.1250             891.52
PHOENIX       AZ 85028    1                  05/13/04           00
3285437                   05                 07/01/04           0.0000
3285437                   N                  06/01/19
0

9121217       286/286     F                  48,000.00          ZZ
                          180                46,863.07          1
                          6.3750             414.85             80
                          6.1250             414.85
KNOXVILLE     TN 37914    5                  01/07/04           00
2965109                   05                 03/01/04           0.0000
2965109                   N                  02/01/19
0

9121221       286/286     F                  374,500.00         ZZ
                          180                369,199.90         3
                          5.7500             3109.89            70
                          5.5000             3109.89
BROOKLYN      NY 11213    5                  04/26/04           00
3184881                   05                 06/01/04           0.0000
3184881                   O                  05/01/19
0

9121225       286/286     F                  77,200.00          ZZ
                          180                76,368.66          4
                          5.6250             635.93             45
                          5.3750             635.93
TAMPA         FL 33614    2                  05/14/04           00
3064523                   05                 07/01/04           0.0000
3064523                   N                  06/01/19
0

9121231       286/286     F                  79,200.00          ZZ
                          180                78,102.48          1
                          6.0000             668.33             80
                          5.7500             668.33
DEFUNIAK SPRINFL 32433    2                  04/21/04           00
3087360                   05                 06/01/04           0.0000
3087360                   N                  05/01/19
0

9121235       286/286     F                  195,998.00         ZZ
                          180                193,856.66         1
                          5.3750             1588.50            80
                          5.1250             1588.50
CHAMPLIN      MN 55316    5                  05/03/04           00
3209960                   05                 07/01/04           0.0000
3209960                   O                  06/01/19
0

9121239       286/286     F                  215,000.00         ZZ
                          180                212,120.70         1
                          5.7500             1785.39            68
                          5.5000             1785.39
VIENNA        VA 22181    5                  05/05/04           00
3278449                   05                 07/01/04           0.0000
3278449                   O                  06/01/19
0

9121241       286/286     F                  300,000.00         ZZ
                          180                296,823.61         1
                          5.7500             2491.24            67
                          5.5000             2491.24
HIGHLANDS RANCCO 80126    1                  05/03/04           00
3250202                   05                 07/01/04           0.0000
3250202                   O                  06/01/19
0

9121245       286/286     F                  300,000.00         ZZ
                          180                292,124.63         1
                          5.1250             2391.97            17
                          4.8750             2391.97
MARATHON      FL 33050    2                  01/09/04           00
3001308                   05                 03/01/04           0.0000
3001308                   O                  02/01/19
0

9121249       286/286     F                  70,000.00          ZZ
                          180                68,868.31          2
                          5.8750             585.99             56
                          5.6250             585.99
NORTH ADAMS   MA 01247    5                  04/28/04           00
3234934                   05                 06/01/04           0.0000
3234934                   N                  05/01/19
0

9121255       286/286     F                  141,500.00         ZZ
                          180                138,927.48         4
                          5.3750             1146.81            56
                          5.1250             1146.81
PHOENIX       AZ 85032    2                  04/22/04           00
3095976                   05                 06/01/04           0.0000
3095976                   N                  05/01/19
0

9121281       286/286     F                  174,000.00         ZZ
                          180                171,433.22         1
                          5.2500             1398.75            67
                          5.0000             1398.75
ELK CROSS VILLIL 60007    2                  04/29/04           00
3250185                   05                 06/01/04           0.0000
3250185                   O                  05/01/19
0

9121321       286/286     F                  99,750.00          ZZ
                          180                98,660.21          1
                          5.3750             808.44             95
                          5.1250             808.44
WICHITA       KS 67207    1                  05/06/04           12
3241510                   05                 07/01/04           30.0000
3241510                   O                  06/01/19
0

9121325       286/286     F                  83,550.00          ZZ
                          180                82,674.62          1
                          5.8750             699.42             80
                          5.6250             699.42
BLUE SPRINGS  MO 64014    1                  05/14/04           00
3242932                   05                 07/01/04           0.0000
3242932                   N                  06/01/19
0

9121329       286/286     F                  137,000.00         ZZ
                          180                134,957.31         1
                          5.3750             1110.34            60
                          5.1250             1110.34
PASADENA      MD 21122    2                  05/04/04           00
3262575                   05                 06/01/04           0.0000
3262575                   N                  05/01/19
0

9121333       286/286     F                  100,000.00         ZZ
                          180                98,309.66          1
                          5.5000             817.09             46
                          5.2500             817.09
LIBERTYVILLE  IL 60048    2                  04/29/04           00
3181027                   01                 06/01/04           0.0000
3181027                   N                  05/01/19
0

9121341       286/286     F                  137,000.00         ZZ
                          180                135,455.91         1
                          5.0000             1083.39            29
                          4.7500             1083.39
WILMETTE      IL 60091    5                  05/05/04           00
3207334                   05                 07/01/04           0.0000
3207334                   O                  06/01/19
0

9121349       286/286     F                  50,000.00          ZZ
                          180                49,481.63          1
                          6.0000             421.93             80
                          5.7500             421.93
DANVILLE      KY 40422    1                  05/14/04           00
3242587                   05                 07/01/04           0.0000
3242587                   N                  06/01/19
0

9121353       286/286     F                  131,200.00         ZZ
                          180                129,796.22         1
                          5.6250             1080.74            80
                          5.3750             1080.74
MIAMI         FL 33033    1                  05/14/04           00
3310087                   05                 07/01/04           0.0000
3310087                   O                  06/01/19
0

9121357       286/286     F                  160,000.00         ZZ
                          180                157,992.76         1
                          4.3750             1213.80            69
                          4.1250             1213.80
SCHAUMBURG    IL 60193    2                  05/10/04           00
3206089                   05                 07/01/04           0.0000
3206089                   O                  06/01/19
0

9121361       286/286     F                  238,500.00         ZZ
                          180                233,431.93         1
                          4.8750             1870.55            51
                          4.6250             1870.55
GATES MILLS   OH 44040    2                  03/26/04           00
3178214                   05                 05/01/04           0.0000
3178214                   O                  04/01/19
0

9121365       286/286     F                  150,000.00         ZZ
                          180                147,810.04         1
                          5.3750             1215.70            54
                          5.1250             1215.70
WARRENVILLE   IL 60555    5                  04/29/04           00
3216267                   05                 06/01/04           0.0000
3216267                   N                  05/01/19
0

9121369       286/286     F                  237,500.00         ZZ
                          180                234,905.24         1
                          5.3750             1924.86            75
                          5.1250             1924.86
DAYTON        OH 45459    1                  05/14/04           00
3240255                   05                 07/01/04           0.0000
3240255                   O                  06/01/19
0

9121373       286/286     F                  80,000.00          ZZ
                          180                79,088.99          1
                          4.8750             627.44             60
                          4.6250             627.44
APOLLO        PA 15613    2                  04/28/04           00
3215712                   05                 07/01/04           0.0000
3215712                   N                  06/01/19
0

9121377       286/286     F                  130,000.00         ZZ
                          180                128,564.84         1
                          5.2500             1045.05            77
                          5.0000             1045.05
BLOOMINGTON   IL 61704    2                  05/04/04           00
3235966                   05                 07/01/04           0.0000
3235966                   O                  06/01/19
0

9121381       286/286     F                  117,900.00         ZZ
                          180                116,664.72         1
                          5.8750             986.97             70
                          5.6250             986.97
LEVITTOWN     PA 19055    5                  05/13/04           00
3195143                   05                 07/01/04           0.0000
3195143                   N                  06/01/19
0

9121385       286/286     F                  110,000.00         ZZ
                          180                108,847.48         1
                          5.8750             920.84             67
                          5.6250             920.84
LEVITTOWN     PA 19055    5                  05/13/04           00
3245843                   05                 07/01/04           0.0000
3245843                   N                  06/01/19
0

9121393       286/286     F                  65,000.00          ZZ
                          180                64,311.78          2
                          5.7500             539.77             69
                          5.5000             539.77
CANTON        OH 44708    5                  05/04/04           00
3246152                   05                 07/01/04           0.0000
3246152                   N                  06/01/19
0

9121401       286/286     F                  166,250.00         ZZ
                          180                163,049.29         1
                          4.7500             1293.15            95
                          4.5000             1293.15
LEWISTOWN     OH 43333    1                  03/24/04           12
3144435                   05                 05/01/04           25.0000
3144435                   O                  04/01/19
0

9121405       286/286     F                  108,000.00         ZZ
                          180                106,787.96         1
                          5.5000             882.46             90
                          5.2500             882.46
BLOOMINGTON   IL 61701    2                  04/28/04           11
3215819                   05                 07/01/04           25.0000
3215819                   O                  06/01/19
0

9121409       286/286     F                  110,000.00         ZZ
                          180                108,274.33         1
                          4.5000             841.50             54
                          4.2500             841.50
MIAMI         FL 33126    2                  04/07/04           00
3242163                   01                 06/01/04           0.0000
3242163                   O                  05/01/19
0

9121413       286/286     F                  102,000.00         ZZ
                          180                100,953.33         2
                          6.1250             867.64             75
                          5.8750             867.64
FORT WAYNE    IN 46804    1                  05/07/04           00
3250797                   05                 07/01/04           0.0000
3250797                   N                  06/01/19
0

9121421       286/286     F                  141,300.00         ZZ
                          180                112,378.79         1
                          5.5000             1154.54            50
                          5.2500             1154.54
PALMDALE      CA 93551    2                  05/05/04           00
3147613                   05                 06/01/04           0.0000
3147613                   N                  05/01/19
0

9121425       286/286     F                  200,000.00         ZZ
                          180                197,771.92         1
                          5.2500             1607.76            49
                          5.0000             1607.76
GLEN ELLYN    IL 60137    5                  05/03/04           00
3234292                   05                 07/01/04           0.0000
3234292                   O                  06/01/19
0

9121429       286/286     F                  143,900.00         ZZ
                          180                141,485.69         2
                          5.7500             1194.97            80
                          5.5000             1194.97
IRVING        TX 75060    1                  04/30/04           00
3263940                   05                 06/01/04           0.0000
3263940                   N                  05/01/19
0

9121433       286/286     F                  116,250.00         ZZ
                          180                114,689.13         1
                          6.3750             1004.70            75
                          6.1250             1004.70
TEMPE         AZ 85283    1                  04/20/04           00
3242319                   05                 06/01/04           0.0000
3242319                   N                  05/01/19
0

9121437       286/286     F                  54,000.00          ZZ
                          180                53,169.96          2
                          4.7500             420.03             73
                          4.5000             420.03
LAUREL        MT 59044    1                  04/29/04           00
3222542                   05                 06/01/04           0.0000
3222542                   N                  05/01/19
0

9121445       286/286     F                  300,000.00         ZZ
                          180                295,754.65         2
                          5.7500             2491.24            53
                          5.5000             2491.24
SEAFORD       NY 11783    2                  04/29/04           00
3269260                   05                 06/01/04           0.0000
3269260                   O                  05/01/19
0

9121451       286/286     F                  91,800.00          ZZ
                          120                89,451.39          1
                          5.2500             984.94             57
                          5.0000             984.94
LAKE PLACID   FL 33852    5                  04/16/04           00
3211284                   05                 06/01/04           0.0000
3211284                   O                  05/01/14
0

9121459       286/286     F                  64,500.00          ZZ
                          180                63,558.33          1
                          5.3750             522.75             72
                          5.1250             522.75
HURST         TX 76053    5                  04/08/04           00
3287284                   05                 06/01/04           0.0000
3287284                   N                  05/01/19
0

9121479       286/286     F                  146,000.00         ZZ
                          180                144,388.21         1
                          5.2500             1173.67            59
                          5.0000             1173.67
RIVERVIEW     MI 48192    5                  05/07/04           00
3208769                   05                 07/01/04           0.0000
3208769                   O                  06/01/19
0

9121483       286/286     F                  169,600.00         ZZ
                          180                166,605.98         1
                          5.3750             1374.55            80
                          5.1250             1374.55
ALBUQUERQUE   NM 87120    1                  05/05/04           00
3285944                   05                 07/01/04           0.0000
3285944                   O                  06/01/19
0

9121487       286/286     F                  40,000.00          ZZ
                          180                39,439.83          1
                          5.8750             334.85             60
                          5.6250             334.85
NEWBURY TWP   OH 44065    5                  04/27/04           00
3242135                   05                 06/01/04           0.0000
3242135                   N                  05/01/19
0

9121491       286/286     F                  60,000.00          ZZ
                          180                59,364.72          2
                          5.7500             498.25             69
                          5.5000             498.25
CLEVELAND     OH 44109    5                  05/12/04           00
3216107                   05                 07/01/04           0.0000
3216107                   N                  06/01/19
0

9121497       286/286     F                  87,200.00          ZZ
                          180                85,900.29          2
                          5.1250             695.27             68
                          4.8750             695.27
COPPERTON     UT 84006    2                  04/30/04           00
3146645                   05                 06/01/04           0.0000
3146645                   N                  05/01/19
0

9121501       286/286     F                  91,000.00          ZZ
                          180                89,643.65          2
                          5.1250             725.57             70
                          4.8750             725.57
COPPERTON     UT 84006    2                  04/30/04           00
3146654                   05                 06/01/04           0.0000
3146654                   N                  05/01/19
0

9121507       286/286     F                  75,000.00          ZZ
                          180                73,885.52          1
                          5.5000             612.82             66
                          5.2500             612.82
NORFOLK       VA 23502    5                  04/29/04           00
3183335                   05                 06/01/04           0.0000
3183335                   N                  05/01/19
0

9121511       286/286     F                  217,500.00         ZZ
                          180                214,324.55         1
                          5.3750             1762.77            62
                          5.1250             1762.77
SILVER SPRING MD 20901    2                  04/27/04           00
3265803                   05                 06/01/04           0.0000
3265803                   O                  05/01/19
0

9121515       286/286     F                  60,000.00          ZZ
                          180                59,150.93          1
                          5.7500             498.25             45
                          5.5000             498.25
DOWNINGTOWN   PA 19335    5                  04/28/04           00
3223358                   05                 06/01/04           0.0000
3223358                   N                  05/01/19
0

9121519       286/286     F                  131,000.00         ZZ
                          180                129,087.44         1
                          5.3750             1061.71            63
                          5.1250             1061.71
CHANHASSEN    MN 55317    1                  04/30/04           00
3242422                   03                 06/01/04           0.0000
3242422                   O                  05/01/19
0

9121523       286/286     F                  71,250.00          ZZ
                          180                70,165.87          2
                          4.8750             558.82             75
                          4.6250             558.82
GETTYSBURG    PA 17325    1                  04/30/04           00
3215892                   05                 06/01/04           0.0000
3215892                   N                  05/01/19
0

9121527       286/286     F                  80,000.00          ZZ
                          180                78,518.94          1
                          5.5000             653.67             26
                          5.2500             653.67
EDGEWATER     MD 21037    5                  03/31/04           00
3133401                   05                 05/01/04           0.0000
3133401                   O                  04/01/19
0

9121531       286/286     F                  60,000.00          ZZ
                          180                59,150.93          1
                          5.7500             498.25             48
                          5.5000             498.25
CAPITOL HEIGHTMD 20743    5                  04/30/04           00
3255305                   05                 06/01/04           0.0000
3255305                   N                  05/01/19
0

9121535       286/286     F                  333,700.00         ZZ
                          180                329,171.94         1
                          6.2500             2861.23            23
                          6.0000             2861.23
ROWLAND HEIGHTCA 91748    2                  04/26/04           00
3233018                   05                 06/01/04           0.0000
3233018                   O                  05/01/19
0

9121539       286/286     F                  96,000.00          ZZ
                          180                94,983.54          1
                          5.7500             797.20             80
                          5.5000             797.20
HOUSTON       TX 77069    1                  05/13/04           00
3260243                   05                 07/01/04           0.0000
3260243                   N                  06/01/19
0

9121543       286/286     F                  165,000.00         ZZ
                          180                161,919.34         1
                          5.1250             1315.58            75
                          4.8750             1315.58
PALM SPRINGS  CA 92264    2                  03/09/04           00
3287274                   01                 05/01/04           0.0000
3287274                   O                  04/01/19
0

9121551       286/286     F                  75,000.00          ZZ
                          180                73,870.57          1
                          5.0000             593.10             32
                          4.7500             593.10
NORTH TOPSAIL NC 28460    2                  05/04/04           00
3177845                   01                 06/01/04           0.0000
3177845                   N                  05/01/19
0

9121555       286/286     F                  68,000.00          ZZ
                          180                67,007.21          1
                          5.3750             551.12             73
                          5.1250             551.12
MACON         GA 31210    2                  05/04/04           00
3171403                   05                 06/01/04           0.0000
3171403                   N                  05/01/19
0

9121563       286/286     F                  71,250.00          ZZ
                          180                70,154.80          1
                          4.7500             554.21             75
                          4.5000             554.21
PLAINFIELD    IN 46168    5                  04/30/04           00
3203918                   05                 06/01/04           0.0000
3203918                   N                  05/01/19
0

9121573       286/286     F                  172,400.00         ZZ
                          180                169,181.14         1
                          5.1250             1374.59            80
                          4.8750             1374.59
PERRY HALL    MD 21128    1                  03/18/04           00
3109655                   05                 05/01/04           0.0000
3109655                   O                  04/01/19
0

9121579       286/286     F                  256,000.00         ZZ
                          180                252,065.04         1
                          4.7500             1991.25            80
                          4.5000             1991.25
SCOTTSDALE    AZ 85254    5                  04/09/04           00
3286234                   05                 06/01/04           0.0000
3286234                   O                  05/01/19
0

9121583       286/286     F                  160,000.00         ZZ
                          180                157,590.58         4
                          5.0000             1265.27            22
                          4.7500             1265.27
ATLANTA       GA 30309    5                  05/03/04           00
3205725                   05                 06/01/04           0.0000
3205725                   N                  05/01/19
0

9121609       286/286     F                  61,600.00          ZZ
                          180                60,933.99          1
                          5.5000             503.32             80
                          5.2500             503.32
GROVETOWN     GA 30813    5                  04/27/04           00
3163463                   05                 07/01/04           0.0000
3163463                   O                  06/01/19
0

9121613       286/286     F                  224,000.00         ZZ
                          180                221,475.37         1
                          5.0000             1771.38            79
                          4.7500             1771.38
BROOKLYN CENTEMN 55429    5                  04/28/04           00
3230452                   05                 07/01/04           0.0000
3230452                   O                  06/01/19
0

9121617       286/286     F                  77,000.00          ZZ
                          180                75,932.96          1
                          6.0000             649.77             43
                          5.7500             649.77
ORLANDO       FL 32819    2                  04/29/04           00
3079000                   05                 06/01/04           0.0000
3079000                   N                  05/01/19
0

9121621       286/286     F                  88,000.00          ZZ
                          180                87,106.74          2
                          6.2500             754.54             80
                          6.0000             754.54
ALBANY        NY 12209    5                  05/12/04           00
3245234                   05                 07/01/04           0.0000
3245234                   N                  06/01/19
0

9122097       K15/G02     F                  136,700.00         TX
                          180                135,706.56         1
                          5.3750             1107.91            75
                          5.1250             1107.91
COLLEGE STATIOTX 77845    2                  06/10/04           00
0438040057                05                 08/01/04           0.0000
019305519806              O                  07/01/19
0

9122607       A52/G02     F                  54,000.00          ZZ
                          180                53,639.40          1
                          6.3750             466.70             90
                          6.1250             466.70
HINESVILLE    GA 31313    5                  06/17/04           11
0438040065                05                 08/01/04           25.0000
30054                     O                  07/01/19
0

9122701       144/144     F                  182,000.00         ZZ
                          180                180,677.36         1
                          5.3750             1475.05            40
                          5.1250             1475.05
T/WOODSTOCK   NY 12498    5                  06/10/04           00
04GOLDWYN S               05                 08/01/04           0.0000
04GOLDWYN S               O                  07/01/19
0

9124957       E22/G02     F                  78,700.00          ZZ
                          180                78,163.15          1
                          6.1250             669.44             72
                          5.8750             669.44
GRAND PRAIRIE TX 75052    2                  06/14/04           00
0421149733                05                 08/01/04           0.0000
0421149733                O                  07/01/19
0

9125679       E22/G02     F                  161,000.00         ZZ
                          180                159,460.48         1
                          5.8750             1347.76            80
                          5.6250             1347.76
APPLE VALLEY  CA 92307    1                  06/14/04           00
0421055526                05                 08/01/04           0.0000
0421055526                N                  07/01/19
0

9125837       E22/G02     F                  75,000.00          ZZ
                          180                73,472.53          1
                          5.8750             627.84             45
                          5.6250             627.84
DAVIE         FL 33024    5                  06/14/04           00
0421038183                05                 08/01/04           0.0000
0421038183                O                  07/01/19
0

9125921       E22/G02     F                  114,000.00         ZZ
                          180                113,214.04         1
                          6.0000             962.00             76
                          5.7500             962.00
YAKIMA        WA 98908    2                  06/10/04           00
0420969529                05                 08/01/04           0.0000
0420969529                O                  07/01/19
0

9125951       E22/G02     F                  200,000.00         ZZ
                          180                195,591.66         1
                          5.7500             1660.82            80
                          5.5000             1660.82
KILLINGLY     CT 06239    5                  06/14/04           00
0420962086                05                 08/01/04           0.0000
0420962086                O                  07/01/19
0

9125979       E22/G02     F                  68,000.00          ZZ
                          180                67,480.94          1
                          6.0000             573.82             80
                          5.7500             573.82
LEBANON       OR 97355    1                  06/08/04           00
0420929390                05                 08/01/04           0.0000
0420929390                N                  07/01/19
0

9127847       A52/G02     F                  150,400.00         ZZ
                          180                149,416.96         1
                          6.6250             1320.50            80
                          6.3750             1320.50
SNELLVILLE    GA 30078    5                  06/21/04           00
0438043226                03                 08/01/04           0.0000
30115                     O                  07/01/19
0

9128641       E22/G02     F                  51,200.00          ZZ
                          180                50,843.27          1
                          5.8750             428.60             80
                          5.6250             428.60
DUENEWEG      MO 64843    2                  06/21/04           00
0421127606                05                 08/01/04           0.0000
0421127606                N                  07/01/19
0

9128649       E22/G02     F                  50,400.00          ZZ
                          180                50,048.82          1
                          5.8750             421.91             80
                          5.6250             421.91
NEOSHO        MO 64850    2                  06/21/04           00
0421128935                05                 08/01/04           0.0000
0421128935                N                  07/01/19
0

9128695       E22/G02     F                  84,500.00          ZZ
                          180                83,935.74          2
                          6.3750             730.29             67
                          6.1250             730.29
WESTVILLE     NJ 08093    5                  06/21/04           00
0421146739                05                 08/01/04           0.0000
0421146739                N                  07/01/19
0

9128941       E22/G02     F                  67,500.00          ZZ
                          180                67,029.69          1
                          5.8750             565.05             85
                          5.6250             565.05
MIDWEST CITY  OK 73110    5                  06/16/04           01
0421084864                05                 08/01/04           6.0000
0421084864                O                  07/01/19
0

9129119       E22/G02     F                  125,000.00         ZZ
                          180                124,138.21         1
                          6.0000             1054.82            39
                          5.7500             1054.82
TUCSON        AZ 85750    1                  06/15/04           00
0421109224                09                 08/01/04           0.0000
0421109224                O                  07/01/19
0

9129467       E22/G02     F                  91,500.00          ZZ
                          180                90,869.17          1
                          6.0000             772.13             64
                          5.7500             772.13
KENNEWICK     WA 99336    2                  06/14/04           00
0420750267                05                 08/01/04           0.0000
0420750267                O                  07/01/19
0

9129703       E22/G02     F                  44,100.00          ZZ
                          180                43,808.65          1
                          6.5000             384.16             90
                          6.2500             384.16
LAWTON        OK 73505    1                  06/21/04           01
0420928251                05                 08/01/04           12.0000
0420928251                O                  07/01/19
0

9129823       E22/G02     F                  179,800.00         TX
                          180                178,520.49         1
                          5.6250             1481.07            49
                          5.3750             1481.07
MAGNOLIA      TX 77354    5                  06/16/04           00
0420994998                05                 08/01/04           0.0000
0420994998                O                  07/01/19
0

9131867       N74/G02     F                  105,000.00         ZZ
                          180                103,863.08         1
                          5.8750             878.97             100
                          5.6250             878.97
REIDSVILLE    NC 27320    1                  06/17/04           10
0438040594                05                 07/17/04           35.0000
0034792010                O                  06/17/19
0

9132063       144/144     F                  140,000.00         ZZ
                          180                139,014.17         1
                          5.7500             1162.57            70
                          5.5000             1162.57
KINGSTON      NY 12401    5                  06/15/04           00
04NILES W                 05                 08/01/04           0.0000
04NILES W                 O                  07/01/19
0

9132158       E22/G02     F                  175,000.00         ZZ
                          180                171,150.10         1
                          5.3750             1418.31            33
                          5.1250             1418.31
SANTA CLARA   CA 95051    5                  02/10/04           00
0419780473                05                 04/01/04           0.0000
0419780473                O                  03/01/19
0

9132205       144/144     F                  97,500.00          ZZ
                          180                96,640.38          1
                          5.7500             809.65             59
                          5.5000             809.65
ULSTER PARK   NY 12487    5                  06/14/04           00
160756270                 05                 08/01/04           0.0000
160756270                 O                  07/01/19
0

9134557       E22/G02     F                  50,700.00          ZZ
                          180                49,920.95          1
                          6.3750             438.17             60
                          6.1250             438.17
HALTOM CITY   TX 76117    2                  06/17/04           00
0421073461                05                 08/01/04           0.0000
0421073461                O                  07/01/19
0

9134825       E22/G02     F                  45,800.00          ZZ
                          180                45,484.23          1
                          6.0000             386.49             45
                          5.7500             386.49
LEESBURG      VA 20175    2                  06/22/04           00
0421089384                01                 08/01/04           0.0000
0421089384                N                  07/01/19
0

9134871       E82/G02     F                  100,000.00         ZZ
                          180                99,317.86          2
                          6.1250             850.62             31
                          5.8750             850.62
RICHMOND      CA 94804    5                  06/17/04           00
0400985206                05                 08/01/04           0.0000
0400985206                N                  07/01/19
0

9134881       E22/G02     F                  63,900.00          ZZ
                          180                63,491.24          1
                          6.8750             569.89             90
                          6.6250             569.89
RICHARDSON    TX 75081    2                  06/22/04           01
0421134917                01                 08/01/04           20.0000
0421134917                N                  07/01/19
0

9134883       E22/G02     F                  63,150.00          ZZ
                          180                62,746.02          1
                          6.8750             563.21             89
                          6.6250             563.21
RICHARDSON    TX 75081    2                  06/22/04           01
0421135344                01                 08/01/04           20.0000
0421135344                N                  07/01/19
0

9134897       E22/G02     F                  65,600.00          ZZ
                          180                65,166.59          2
                          6.5000             571.45             80
                          6.2500             571.45
WILLIAMSPORT  PA 17701    5                  06/22/04           00
0421142639                05                 08/01/04           0.0000
0421142639                N                  07/01/19
0

9134925       E22/G02     F                  228,000.00         ZZ
                          180                226,389.43         1
                          6.0000             1923.99            80
                          5.7500             1923.99
KERMAN        CA 93630    5                  06/15/04           00
0421184912                05                 08/01/04           0.0000
0421184912                O                  07/01/19
0

9137413       S43/G02     F                  147,200.00         T
                          180                146,227.50         1
                          6.5000             1282.27            66
                          6.2500             1282.27
EMBUDO        NM 87531    5                  06/18/04           00
0438052979                05                 08/01/04           0.0000
0400001088                O                  07/01/19
0

9137505       Q87/G02     F                  45,000.00          ZZ
                          180                44,557.58          1
                          6.6250             395.10             54
                          6.3750             395.10
UNION POINT   GA 30669    5                  06/02/04           00
0438052623                05                 07/02/04           0.0000
9223722607                N                  06/02/19
0

9139391       E22/G02     F                  50,000.00          TX
                          180                49,662.54          1
                          6.2500             428.71             54
                          6.0000             428.71
DENTON        TX 76201    5                  06/18/04           00
0420867913                05                 08/01/04           0.0000
0420867913                O                  07/01/19
0

9139435       E22/G02     F                  80,000.00          TX
                          180                79,448.44          1
                          6.0000             675.09             60
                          5.7500             675.09
HOUSTON       TX 77009    5                  06/17/04           00
0420924888                05                 08/01/04           0.0000
0420924888                O                  07/01/19
0

9139587       E22/G02     F                  50,000.00          ZZ
                          180                49,658.93          1
                          6.1250             425.31             26
                          5.8750             425.31
STERLING HEIGHMI 48310    5                  06/18/04           00
0421064684                05                 08/01/04           0.0000
0421064684                O                  07/01/19
0

9139723       E82/G02     F                  128,200.00         ZZ
                          180                127,343.91         1
                          6.3750             1107.97            90
                          6.1250             1107.97
WENATCHEE     WA 98801    2                  06/21/04           04
0400996021                05                 08/01/04           25.0000
0400996021                O                  07/01/19
0

9139727       E82/G02     F                  180,000.00         ZZ
                          180                178,719.06         1
                          5.6250             1482.72            38
                          5.3750             1482.72
LODI          CA 95240    2                  06/09/04           00
0400973939                05                 08/01/04           0.0000
0400973939                N                  07/01/19
0

9139763       E82/G02     F                  131,500.00         ZZ
                          180                130,564.21         1
                          5.6250             1083.21            81
                          5.3750             1083.21
ORLANDO       FL 32824    2                  06/18/04           10
0400984902                03                 08/01/04           6.0000
0400984902                O                  07/01/19
0

9139767       E82/G02     F                  134,500.00         ZZ
                          180                133,552.90         1
                          5.7500             1116.90            21
                          5.5000             1116.90
BAYSIDE       NY 11364    2                  06/21/04           00
0400990057                05                 08/01/04           0.0000
0400990057                O                  07/01/19
0

9139771       E82/G02     F                  61,000.00          ZZ
                          180                60,601.28          2
                          6.6250             535.58             68
                          6.3750             535.58
SCHENECTADY   NY 12308    2                  06/24/04           00
0400992699                05                 08/01/04           0.0000
0400992699                N                  07/01/19
0

9139809       E22/G02     F                  220,000.00         ZZ
                          180                218,244.33         1
                          6.0000             1856.49            39
                          5.7500             1856.49
RICHMOND      CA 94803    5                  06/16/04           00
0421194002                05                 08/01/04           0.0000
0421194002                O                  07/01/19
0

9139827       E22/G02     F                  107,100.00         ZZ
                          180                106,377.14         1
                          6.2500             918.30             90
                          6.0000             918.30
PUEBLO        CO 81003    2                  06/23/04           01
0421199795                05                 08/01/04           12.0000
0421199795                N                  07/01/19
0

9141783       T44/G02     F                  154,550.00         ZZ
                          180                152,947.72         1
                          6.0000             1304.18            50
                          5.7500             1304.18
HENDERSON     NV 89015    2                  05/24/04           00
0438044117                03                 07/01/04           0.0000
1113679                   O                  06/01/19
0

9142107       N74/G02     F                  172,500.00         ZZ
                          180                170,767.56         1
                          6.3750             1490.83            75
                          6.1250             1490.83
LEXINGTON     NC 27292    5                  06/16/04           00
0438046435                05                 07/21/04           0.0000
0034790010                O                  06/21/19
0

9143817       E22/G02     F                  64,000.00          ZZ
                          180                63,563.43          1
                          6.1250             544.40             80
                          5.8750             544.40
BARSTOW       CA 92311    1                  06/18/04           00
0421109232                05                 08/01/04           0.0000
0421109232                N                  07/01/19
0

9143873       E22/G02     F                  80,000.00          ZZ
                          180                79,442.60          1
                          5.8750             669.69             49
                          5.6250             669.69
GARDEN VALLEY CA 95633    5                  06/16/04           00
0420973141                05                 08/01/04           0.0000
0420973141                O                  07/01/19
0

9143929       E82/G02     F                  120,000.00         T
                          180                119,181.42         1
                          6.1250             1020.75            34
                          5.8750             1020.75
KAPALUA       HI 96761    2                  06/23/04           00
0400990008                01                 08/01/04           0.0000
0400990008                O                  07/01/19
0

9144605       K15/G02     F                  203,500.00         ZZ
                          180                202,051.85         1
                          5.6250             1676.29            66
                          5.3750             1676.29
STAFFORD      VA 22556    5                  06/21/04           00
0438056277                05                 08/01/04           0.0000
008605534911              O                  07/01/19
0

9145005       W68/G02     F                  159,800.00         ZZ
                          180                158,744.25         1
                          6.5000             1392.03            85
                          6.2500             1392.03
VIRGINIA BEACHVA 23456    5                  06/11/04           04
0438050429                05                 08/01/04           6.0000
4051236                   O                  07/01/19
0

9145375       W68/G02     F                  61,840.00          ZZ
                          180                61,444.41          1
                          6.8750             551.52             80
                          6.6250             551.52
CORPUS CHRISTITX 78418    5                  06/09/04           00
0438047748                05                 08/01/04           0.0000
4031874                   O                  07/01/19
0

9146603       601/G02     F                  86,800.00          ZZ
                          180                84,968.10          1
                          5.7500             720.80             82
                          5.5000             720.80
TAMPA         FL 33612    2                  05/10/04           14
0438054686                05                 07/01/04           6.0000
64096076                  O                  06/01/19
0

9148161       E22/G02     F                  240,000.00         TX
                          180                238,310.00         1
                          5.7500             1992.98            80
                          5.5000             1992.98
DALLAS        TX 75238    5                  06/21/04           00
0421084088                05                 08/01/04           0.0000
0421084088                O                  07/01/19
0

9148317       E22/G02     F                  150,000.00         TX
                          180                148,954.84         1
                          5.8750             1255.68            60
                          5.6250             1255.68
LUBBOCK       TX 79423    5                  06/21/04           00
0420750622                05                 08/01/04           0.0000
0420750622                O                  07/01/19
0

9148517       E22/G02     F                  40,000.00          ZZ
                          180                39,653.84          1
                          6.2500             342.97             43
                          6.0000             342.97
NEW PORT RICHEFL 34653    5                  06/21/04           00
0421049453                05                 08/01/04           0.0000
0421049453                O                  07/01/19
0

9148561       E82/G02     F                  200,000.00         ZZ
                          180                198,391.52         1
                          6.3750             1728.50            85
                          6.1250             1728.50
APPLETON      WI 54915    2                  06/24/04           04
0400995114                05                 08/01/04           6.0000
0400995114                O                  07/01/19
0

9148571       E82/G02     F                  107,000.00         ZZ
                          180                106,230.52         1
                          5.5000             874.28             78
                          5.2500             874.28
TAMPA         FL 33624    2                  06/23/04           00
0400985842                05                 08/01/04           0.0000
0400985842                O                  07/01/19
0

9148619       E22/G02     F                  125,000.00         ZZ
                          180                124,200.37         3
                          6.8750             1114.82            39
                          6.6250             1114.82
CHICAGO       IL 60651    5                  06/25/04           00
0421141763                05                 08/01/04           0.0000
0421141763                N                  07/01/19
0

9148633       E22/G02     F                  160,000.00         ZZ
                          180                158,896.91         1
                          6.0000             1350.17            80
                          5.7500             1350.17
OAKHURST      CA 93644    5                  06/18/04           00
0421143546                05                 08/01/04           0.0000
0421143546                O                  07/01/19
0

9148689       E22/G02     F                  100,000.00         ZZ
                          120                98,792.93          1
                          6.2500             1122.80            26
                          6.0000             1122.80
FARMINGVILLE  NY 11738    2                  06/21/04           00
0421168352                05                 08/01/04           0.0000
0421168352                O                  07/01/14
0

9148781       E22/G02     F                  192,000.00         ZZ
                          180                190,647.99         1
                          5.7500             1594.39            80
                          5.5000             1594.39
RIVERSIDE     CA 92506    5                  06/17/04           00
0421223280                05                 08/01/04           0.0000
0421223280                O                  07/01/19
0

9150043       X89/G02     F                  208,000.00         ZZ
                          180                206,511.17         1
                          6.2500             1783.44            76
                          6.0000             1783.44
EDGEWOOD      NM 87015    5                  06/23/04           00
0438061780                03                 08/01/04           0.0000
2044950                   O                  07/01/19
0

9151081       Q14/G02     F                  58,500.00          ZZ
                          180                58,111.33          1
                          6.6250             513.63             90
                          6.3750             513.63
GARRISON      IA 52229    5                  06/22/04           01
0438059396                05                 08/01/04           25.0000
0000420560                O                  07/01/19
0

9151199       Y21/G02     F                  158,250.00         T
                          180                156,591.99         1
                          5.8750             1324.74            75
                          5.6250             1324.74
PUNTA GORDA   FL 33983    1                  06/01/04           00
0438100745                05                 07/01/04           0.0000
204354706                 O                  06/01/19
0

9151421       E22/G02     F                  172,000.00         ZZ
                          180                170,801.56         1
                          5.8750             1439.84            67
                          5.6250             1439.84
MIAMI         FL 33177    2                  06/23/04           00
0421041047                05                 08/01/04           0.0000
0421041047                O                  07/01/19
0

9151429       E22/G02     F                  81,600.00          ZZ
                          180                81,066.65          1
                          6.6250             716.44             80
                          6.3750             716.44
VIRGINIA BEACHVA 23462    1                  06/28/04           00
0421044264                01                 08/01/04           0.0000
0421044264                N                  07/01/19
0

9151523       E22/G02     F                  112,000.00         ZZ
                          180                111,260.06         1
                          6.5000             975.64             80
                          6.2500             975.64
CHICAGO       IL 60609    5                  06/23/04           00
0421056771                05                 08/01/04           0.0000
0421056771                O                  07/01/19
0

9151625       E22/G02     F                  120,000.00         ZZ
                          180                119,076.53         1
                          6.0000             1012.63            80
                          5.7500             1012.63
SOUDERTON     PA 18964    5                  06/22/04           00
0421102955                07                 08/01/04           0.0000
0421102955                O                  07/01/19
0

9151705       E22/G02     F                  100,000.00         ZZ
                          180                99,303.22          1
                          5.8750             837.12             25
                          5.6250             837.12
COTTONWOOD    CA 96022    5                  06/22/04           00
0421144767                05                 08/01/04           0.0000
0421144767                O                  07/01/19
0

9151803       E22/G02     F                  150,000.00         TX
                          180                148,976.77         1
                          6.1250             1275.94            74
                          5.8750             1275.94
COLLEYVILLE   TX 76034    5                  06/18/04           00
0420893125                05                 08/01/04           0.0000
0420893125                O                  07/01/19
0

9152133       E22/G02     F                  71,725.00          ZZ
                          180                71,176.47          1
                          6.3750             619.88             95
                          6.1250             619.88
BETHANY       OK 73008    5                  06/23/04           01
0421161571                05                 08/01/04           25.0000
0421161571                O                  07/01/19
0

9152217       E22/G02     F                  55,000.00          ZZ
                          180                54,659.42          1
                          7.2500             502.07             59
                          7.0000             502.07
EDMOND        OK 73013    5                  06/28/04           00
0421199225                05                 08/01/04           0.0000
0421199225                N                  07/01/19
0

9152285       E22/G02     F                  84,000.00          ZZ
                          180                83,445.04          1
                          6.5000             731.73             80
                          6.2500             731.73
METAIRIE      LA 70001    1                  06/28/04           00
0421247073                05                 08/01/04           0.0000
0421247073                N                  07/01/19
0

9153647       E22/G02     F                  158,400.00         ZZ
                          180                157,095.33         1
                          5.8750             1326.00            80
                          5.6250             1326.00
KATY          TX 77450    2                  06/24/04           00
0420494338                03                 08/01/04           0.0000
0420494338                O                  07/01/19
0

9153657       E22/G02     F                  136,000.00         ZZ
                          180                135,052.39         2
                          5.8750             1138.48            80
                          5.6250             1138.48
PERRY         UT 84302    2                  06/07/04           00
0420697922                05                 08/01/04           0.0000
0420697922                N                  07/01/19
0

9154005       E22/G02     F                  81,450.00          ZZ
                          180                80,876.45          1
                          5.7500             676.37             75
                          5.5000             676.37
CONVERSE      TX 78109    2                  06/23/04           00
0421071077                05                 08/01/04           0.0000
0421071077                N                  07/01/19
0

9154079       E22/G02     F                  136,800.00         ZZ
                          180                135,597.20         1
                          5.8750             1145.18            80
                          5.6250             1145.18
BATON ROUGE   LA 70808    5                  06/24/04           00
0421121914                05                 08/01/04           0.0000
0421121914                O                  07/01/19
0

9154199       E22/G02     F                  86,400.00          ZZ
                          180                85,778.66          1
                          5.5000             705.96             79
                          5.2500             705.96
HOUSTON       TX 77089    2                  06/23/04           00
0421176660                03                 08/01/04           0.0000
0421176660                O                  07/01/19
0

9154843       K60/G02     F                  95,000.00          TX
                          180                94,345.05          1
                          6.0000             801.66             74
                          5.7500             801.66
STEPHENVILLE  TX 76401    5                  06/18/04           00
0438090839                05                 08/01/04           0.0000
0001086382                O                  07/01/19
0

9155137       S43/G02     F                  141,600.00         ZZ
                          180                140,613.37         1
                          5.8750             1185.36            80
                          5.6250             1185.36
ALBUQUERQUE   NM 87109    1                  06/29/04           00
0438061103                05                 08/01/04           0.0000
0400003000                O                  07/01/19
0

9155849       E22/G02     F                  156,000.00         ZZ
                          180                154,915.01         1
                          6.0000             1316.42            80
                          5.7500             1316.42
LAS VEGAS     NV 89106    1                  06/24/04           00
0420542532                05                 08/01/04           0.0000
0420542532                O                  07/01/19
0

9155863       E22/G02     F                  110,700.00         ZZ
                          180                109,952.84         1
                          6.2500             949.17             90
                          6.0000             949.17
TULSA         OK 74145    2                  06/25/04           01
0420966707                05                 08/01/04           12.0000
0420966707                O                  07/01/19
0

9155987       E22/G02     F                  87,000.00          ZZ
                          180                86,443.47          1
                          6.8750             775.91             53
                          6.6250             775.91
GRANBY        CT 06035    5                  07/01/04           00
0420905945                01                 08/01/04           0.0000
0420905945                N                  07/01/19
0

9156015       E22/G02     F                  104,000.00         ZZ
                          180                103,312.91         4
                          6.5000             905.95             80
                          6.2500             905.95
DAYTON        OH 45406    2                  07/01/04           00
0421092677                05                 08/01/04           0.0000
0421092677                N                  07/01/19
0

9156115       E22/G02     F                  164,000.00         ZZ
                          180                162,893.12         2
                          6.2500             1406.17            80
                          6.0000             1406.17
PUEBLO        CO 81005    2                  07/01/04           00
0421191099                05                 08/01/04           0.0000
0421191099                N                  07/01/19
0

9156313       E22/G02     F                  162,090.00         ZZ
                          180                150,959.39         1
                          6.6250             1423.14            90
                          6.3750             1423.14
LANCASTER     TX 75146    1                  07/01/04           01
0421339623                05                 08/01/04           25.0000
0421339623                O                  07/01/19
0

9156429       E22/G02     F                  98,000.00          T
                          180                97,331.50          1
                          6.1250             833.61             80
                          5.8750             833.61
EL PASO       TX 79936    5                  06/25/04           00
0421211517                05                 08/01/04           0.0000
0421211517                O                  07/01/19
0

9156609       E22/G02     F                  292,000.00         ZZ
                          180                289,965.41         1
                          5.8750             2444.39            80
                          5.6250             2444.39
EL PASO       TX 79922    1                  06/30/04           00
0421349275                03                 08/01/04           0.0000
0421349275                O                  07/01/19
0

9156695       E82/G02     F                  142,800.00         ZZ
                          180                142,298.42         1
                          5.7500             1185.83            70
                          5.5000             1185.83
FORKED RIVER  NJ 08731    2                  06/25/04           00
0400999413                05                 09/01/04           0.0000
0400999413                O                  08/01/19
0

9156721       E22/G02     F                  120,000.00         ZZ
                          180                119,163.88         1
                          5.8750             1004.54            57
                          5.6250             1004.54
HOUSTON       TX 77040    1                  06/30/04           00
0421007600                03                 08/01/04           0.0000
0421007600                O                  07/01/19
0

9156737       E22/G02     F                  75,000.00          ZZ
                          180                74,488.38          2
                          6.1250             637.97             63
                          5.8750             637.97
WENATCHEE     WA 98801    1                  06/04/04           00
0421022609                05                 08/01/04           0.0000
0421022609                N                  07/01/19
0

9156773       E22/G02     F                  119,600.00         ZZ
                          180                118,809.85         1
                          6.5000             1041.84            80
                          6.2500             1041.84
VIRGINIA BEACHVA 23454    1                  06/30/04           00
0421078577                05                 08/01/04           0.0000
0421078577                N                  07/01/19
0

9156837       A46/G02     F                  40,000.00          TX
                          180                39,531.81          1
                          6.3750             345.71             58
                          6.1250             345.71
HOUSTON       TX 77053    5                  06/25/04           00
0438061368                05                 08/01/04           0.0000
0301976                   O                  07/01/19
0

9159242       286/286     F                  100,000.00         ZZ
                          180                97,672.67          1
                          5.8750             837.12             73
                          5.6250             837.12
MILWAUKEE     WI 53219    2                  02/11/04           00
3063153                   05                 04/01/04           0.0000
3063153                   O                  03/01/19
0

9159398       286/286     F                  206,250.00         ZZ
                          180                201,896.26         4
                          5.8750             1726.56            75
                          5.6250             1726.56
LAWRENCE      KS 66044    5                  02/12/04           00
2977579                   05                 04/01/04           0.0000
2977579                   O                  03/01/19
0

9159482       286/286     F                  85,000.00          ZZ
                          180                83,149.22          2
                          5.5000             694.53             55
                          5.2500             694.53
MIAMI         FL 33161    1                  02/06/04           00
3057330                   05                 04/01/04           0.0000
3057330                   O                  03/01/19
0

9159554       286/286     F                  106,000.00         ZZ
                          180                103,249.75         1
                          5.5000             866.11             85
                          5.2500             866.11
PHILADELPHIA  PA 19115    1                  02/17/04           11
3066246                   01                 04/01/04           12.0000
3066246                   O                  03/01/19
0

9160399       883/G02     F                  89,755.00          ZZ
                          180                89,174.61          1
                          6.7500             794.25             80
                          6.5000             794.25
PORT SAINT LUCFL 34984    1                  06/28/04           00
0438079675                05                 08/01/04           0.0000
48001171                  N                  07/01/19
0

9160443       K60/G02     F                  40,000.00          ZZ
                          180                39,683.38          1
                          5.3750             324.19             80
                          5.1250             324.19
MARIETTA      OK 73448    5                  06/21/04           00
0438062523                05                 08/01/04           0.0000
0001081297                O                  07/01/19
0

9161205       E22/G02     F                  84,000.00          TX
                          180                83,302.24          1
                          5.6250             691.93             80
                          5.3750             691.93
GARLAND       TX 75043    5                  06/28/04           00
0421010505                05                 08/01/04           0.0000
0421010505                O                  07/01/19
0

9161257       E22/G02     F                  108,800.00         ZZ
                          180                108,029.25         4
                          6.1250             925.48             80
                          5.8750             925.48
ALBUQUERQUE   NM 87110    1                  07/01/04           00
0421105347                05                 08/01/04           0.0000
0421105347                N                  07/01/19
0

9161289       E22/G02     F                  40,000.00          ZZ
                          180                39,741.35          4
                          6.7500             353.96             65
                          6.5000             353.96
BUTTE         MT 59701    2                  07/02/04           00
0421121542                05                 08/01/04           0.0000
0421121542                N                  07/01/19
0

9161291       E22/G02     F                  322,000.00         ZZ
                          180                320,869.00         1
                          5.7500             2673.92            78
                          5.5000             2673.92
LUCAS         TX 75002    1                  07/02/04           00
0421123423                03                 09/01/04           0.0000
0421123423                O                  08/01/19
0

9161479       E22/G02     F                  62,800.00          ZZ
                          180                62,389.53          1
                          6.6250             551.38             71
                          6.3750             551.38
DALLAS        TX 75227    2                  06/28/04           00
0421170168                05                 08/01/04           0.0000
0421170168                O                  07/01/19
0

9162095       K60/G02     F                  69,190.00          ZZ
                          180                68,612.75          1
                          5.7500             574.56             54
                          5.5000             574.56
DALLAS        TX 75232    2                  06/18/04           00
0438064156                05                 08/01/04           0.0000
0001085144                O                  07/01/19
0

9162159       U85/G02     F                  111,000.00         ZZ
                          120                110,336.36         1
                          6.3750             1253.33            42
                          6.1250             1253.33
LOS ANGELES   CA 90031    2                  06/28/04           00
0438070708                05                 09/01/04           0.0000
613570171                 O                  08/01/14
0

9162559       P34/G02     F                  135,000.00         ZZ
                          180                134,059.34         3
                          5.8750             1130.12            34
                          5.6250             1130.12
PROVIDENCE    RI 02906    5                  06/29/04           00
0438066631                05                 08/01/04           0.0000
62826                     N                  07/01/19
0

9162857       Q87/G02     F                  80,000.00          ZZ
                          180                79,454.27          1
                          6.1250             680.50             19
                          5.8750             680.50
ATHENS        GA 30607    5                  06/23/04           00
0438078412                05                 08/01/04           0.0000
POEV01                    O                  07/01/19
0

9162899       N74/G02     F                  110,000.00         ZZ
                          180                108,785.65         1
                          5.2500             884.27             79
                          5.0000             884.27
ROCHELLE      VA 22738    5                  06/15/04           00
0438066573                05                 07/21/04           0.0000
0034775010                O                  06/21/19
0

9163079       A46/G02     F                  154,000.00         ZZ
                          180                152,938.27         1
                          6.0000             1299.54            80
                          5.7500             1299.54
TOMBALL       TX 77377    1                  06/28/04           00
0438063737                03                 08/01/04           0.0000
0214026                   O                  07/01/19
0

9163081       A46/G02     F                  89,900.00          ZZ
                          180                89,266.95          1
                          5.7500             746.54             75
                          5.5000             746.54
HOUSTON       TX 77062    1                  06/29/04           00
0438063703                05                 08/01/04           0.0000
0280255                   O                  07/01/19
0

9164361       U85/G02     F                  35,000.00          ZZ
                          180                34,692.60          1
                          7.0000             314.59             34
                          6.7500             314.59
CHICAGO       IL 60643    5                  06/23/04           00
0438077059                05                 08/01/04           0.0000
TQS795                    O                  07/01/19
0

9165127       U42/G02     F                  87,000.00          TX
                          180                86,425.23          1
                          6.5000             757.86             67
                          6.2500             757.86
FORT WORTH    TX 76116    5                  06/25/04           00
0438117145                05                 08/01/04           0.0000
24401331                  O                  07/01/19
0

9165207       E82/G02     F                  112,000.00         ZZ
                          180                110,600.16         1
                          5.6250             922.58             52
                          5.3750             922.58
BELLMORE      NY 11710    2                  06/24/04           00
0400989513                05                 08/01/04           0.0000
0400989513                O                  07/01/19
0

9165335       E22/G02     F                  121,600.00         TX
                          180                120,623.09         1
                          6.5000             1059.27            80
                          6.2500             1059.27
FORT WORTH    TX 76107    5                  06/29/04           00
0421272345                05                 08/01/04           0.0000
0421272345                O                  07/01/19
0

9165341       E22/G02     F                  280,500.00         ZZ
                          180                278,606.82         1
                          6.2500             2405.07            85
                          6.0000             2405.07
VANCLEAVE     MS 39565    5                  06/30/04           01
0421279985                05                 08/01/04           6.0000
0421279985                O                  07/01/19
0

9165447       E22/G02     F                  235,000.00         ZZ
                          180                233,362.58         1
                          5.8750             1967.23            38
                          5.6250             1967.23
SOUTH PASADENACA 91030    2                  06/25/04           00
0421094822                05                 08/01/04           0.0000
0421094822                O                  07/01/19
0

9165539       E22/G02     F                  80,000.00          TX
                          180                79,733.60          1
                          6.3750             691.40             72
                          6.1250             691.40
ALVIN         TX 77511    5                  06/30/04           00
0421224130                03                 09/01/04           0.0000
0421224130                O                  08/01/19
0

9165719       E22/G02     F                  46,000.00          ZZ
                          180                45,696.10          1
                          6.5000             400.71             80
                          6.2500             400.71
OKMULGEE      OK 74447    5                  06/29/04           00
0421130428                05                 08/01/04           0.0000
0421130428                O                  07/01/19
0

9165817       E22/G02     F                  200,000.00         ZZ
                          180                198,761.47         1
                          7.2500             1825.73            91
                          7.0000             1825.73
APOPKA        FL 32703    5                  06/30/04           01
0421038092                05                 08/01/04           25.0000
0421038092                O                  07/01/19
0

9166331       K15/G02     F                  69,166.56          ZZ
                          180                68,726.75          1
                          6.2500             593.05             91
                          6.0000             593.05
EL PASO       TX 79936    2                  06/30/04           41
0438078446                05                 09/01/04           25.0000
016705524800              O                  08/01/19
0

9167631       J40/G02     F                  116,450.00         ZZ
                          180                115,638.62         1
                          5.8750             974.82             85
                          5.6250             974.82
BUFORD        GA 30519    5                  06/16/04           10
0438068314                05                 08/01/04           6.0000
7820415                   O                  07/01/19
0

9168339       A52/G02     F                  119,000.00         ZZ
                          180                118,607.96         1
                          6.5000             1036.62            85
                          6.2500             1036.62
GAINESVILLE   GA 30504    5                  07/01/04           11
0438083503                05                 09/01/04           12.0000
30174                     O                  08/01/19
0

9168459       E82/G02     F                  244,400.00         ZZ
                          180                243,541.56         1
                          5.7500             2029.52            74
                          5.5000             2029.52
HAVERFORD  TOWPA 19083    5                  06/30/04           00
0400988325                05                 09/01/04           0.0000
0400988325                O                  08/01/19
0

9168489       U85/G02     F                  50,000.00          ZZ
                          180                49,686.99          1
                          7.1250             452.92             77
                          6.8750             452.92
CARBON CLIFF  IL 61239    5                  06/30/04           00
0438077109                05                 08/01/04           0.0000
90204183                  N                  07/01/19
0

9168791       E22/G02     F                  54,150.00          ZZ
                          180                53,811.01          1
                          7.1250             490.51             95
                          6.8750             490.51
BATON ROUGE   LA 70805    5                  07/01/04           01
0421088717                05                 08/01/04           25.0000
0421088717                O                  07/01/19
0

9168807       E22/G02     F                  175,500.00         ZZ
                          180                174,921.84         4
                          6.5000             1528.79            90
                          6.2500             1528.79
EDINBURG      TX 78541    1                  07/06/04           01
0421129099                05                 09/01/04           20.0000
0421129099                N                  08/01/19
0

9168875       E22/G02     F                  60,000.00          ZZ
                          180                59,782.47          1
                          5.3750             486.28             32
                          5.1250             486.28
DENVER        CO 80221    2                  07/01/04           00
0421323494                05                 09/01/04           0.0000
0421323494                O                  08/01/19
0

9170609       Q87/G02     F                  55,000.00          TX
                          180                54,636.64          1
                          6.5000             479.11             55
                          6.2500             479.11
RIVERSIDE     TX 77367    5                  06/22/04           00
0438098873                03                 08/01/04           0.0000
KRRO01                    O                  07/01/19
0

9170781       K60/G02     F                  86,700.00          TX
                          180                86,009.42          1
                          5.7500             719.97             69
                          5.5000             719.97
MESQUITE      TX 75149    5                  06/30/04           00
0438116873                05                 08/01/04           0.0000
0001086887                O                  07/01/19
0

9171201       U05/G02     F                  126,000.00         ZZ
                          180                125,031.38         1
                          5.8750             1054.77            46
                          5.6250             1054.77
EL MONTE      CA 91732    2                  06/24/04           00
0438085359                05                 08/01/04           0.0000
3000642162                O                  07/01/19
0

9171215       U05/G02     F                  46,000.00          ZZ
                          180                45,696.10          2
                          6.5000             400.71             19
                          6.2500             400.71
ELGIN         IL 60120    2                  06/22/04           00
0438087777                05                 08/01/04           0.0000
3000638753                O                  07/01/19
0

9171225       U05/G02     F                  90,400.00          ZZ
                          180                89,783.35          1
                          6.1250             768.96             80
                          5.8750             768.96
PALM SPRINGS  FL 33461    1                  06/10/04           00
0438085193                09                 08/01/04           0.0000
3000426036                N                  07/01/19
0

9171297       U05/G02     F                  111,000.00         ZZ
                          180                110,258.77         1
                          6.3750             959.32             69
                          6.1250             959.32
SUNRISE       FL 33323    1                  06/30/04           00
0438081457                09                 08/01/04           0.0000
3000633979                N                  07/01/19
0

9171577       E22/G02     F                  188,000.00         ZZ
                          180                186,784.33         2
                          6.7500             1663.63            47
                          6.5000             1663.63
SANTA ANA     CA 92703    5                  06/14/04           00
0420933103                05                 08/01/04           0.0000
0420933103                O                  07/01/19
0

9171631       E22/G02     F                  112,000.00         ZZ
                          180                111,654.26         4
                          7.2500             1022.41            80
                          7.0000             1022.41
YAKIMA        WA 98902    2                  07/02/04           00
0421046038                05                 09/01/04           0.0000
0421046038                N                  08/01/19
0

9171691       E22/G02     F                  90,000.00          ZZ
                          180                89,379.51          1
                          6.0000             759.47             79
                          5.7500             759.47
ST. ROSE      LA 70087    5                  07/02/04           00
0421082660                05                 08/01/04           0.0000
0421082660                O                  07/01/19
0

9171703       E22/G02     F                  53,000.00          ZZ
                          180                52,487.47          1
                          6.5000             461.69             62
                          6.2500             461.69
MIDWEST CITY  OK 73110    5                  07/02/04           00
0421094707                05                 08/01/04           0.0000
0421094707                O                  07/01/19
0

9172929       E22/G02     F                  22,125.00          ZZ
                          180                22,056.70          1
                          7.2500             201.97             75
                          7.0000             201.97
GRANTS        NM 87020    5                  07/06/04           00
0421305822                05                 09/01/04           0.0000
0421305822                N                  08/01/19
0

9173277       E22/G02     F                  92,000.00          ZZ
                          180                91,385.65          1
                          6.3750             795.11             80
                          6.1250             795.11
CANTON        CT 06109    5                  06/25/04           00
0421188525                01                 08/01/04           0.0000
0421188525                O                  07/01/19
0

9174791       N74/G02     F                  146,000.00         ZZ
                          180                144,982.72         1
                          5.8750             1222.19            73
                          5.6250             1222.19
FREDERICKSBURGVA 22407    5                  06/25/04           00
0438092637                05                 08/01/04           0.0000
0034831010                O                  07/01/19
0

9174955       U05/G02     F                  132,000.00         ZZ
                          180                131,080.25         1
                          5.8750             1105.00            37
                          5.6250             1105.00
NORTH HOLLYWOOCA 91606    2                  06/01/04           00
0438081580                05                 08/01/04           0.0000
3000631245                O                  07/01/19
0

9175041       U05/G02     F                  131,000.00         ZZ
                          180                130,106.38         1
                          6.1250             1114.32            38
                          5.8750             1114.32
OXNARD        CA 93033    2                  06/01/04           00
0438087934                05                 08/01/04           0.0000
3000636114                O                  07/01/19
0

9175047       U05/G02     F                  100,000.00         ZZ
                          180                99,346.38          1
                          6.6250             877.99             53
                          6.3750             877.99
JUPITER       FL 33458    5                  06/24/04           00
0438081739                05                 08/01/04           0.0000
3000631951                O                  07/01/19
0

9175071       U05/G02     F                  95,000.00          ZZ
                          180                94,338.07          1
                          5.8750             795.26             47
                          5.6250             795.26
PALMDALE      CA 93550    2                  06/14/04           00
0438082190                05                 08/01/04           0.0000
3000634942                O                  07/01/19
0

9175155       U05/G02     F                  260,000.00         ZZ
                          180                258,188.39         2
                          5.8750             2176.51            71
                          5.6250             2176.51
SACRAMENTO    CA 95822    1                  06/09/04           00
0438088049                05                 08/01/04           0.0000
3000637468                O                  07/01/19
0

9175163       U05/G02     F                  159,250.00         ZZ
                          180                158,140.39         1
                          5.8750             1333.11            75
                          5.6250             1333.11
MIAMI         FL 33165    5                  06/14/04           00
0438082893                03                 08/01/04           0.0000
3000621070                O                  07/01/19
0

9176267       E22/G02     F                  125,100.00         ZZ
                          180                124,683.41         4
                          6.3750             1081.18            90
                          6.1250             1081.18
ST. LOUIS     MO 63116    1                  07/09/04           01
0421398470                05                 09/01/04           20.0000
0421398470                N                  08/01/19
0

9176497       E22/G02     F                  132,000.00         ZZ
                          180                131,569.52         1
                          6.6250             1158.95            80
                          6.3750             1158.95
OLYMPIA       WA 98513    5                  07/02/04           00
0421245010                05                 09/01/04           0.0000
0421245010                O                  08/01/19
0

9178481       A50/G02     F                  210,000.00         ZZ
                          180                208,582.64         1
                          6.2500             1800.59            70
                          6.0000             1800.59
ENTERPRISE    AL 36330    5                  06/23/04           00
0438155384                05                 08/01/04           0.0000
02106037                  O                  07/01/19
0

9180507       477/G02     F                  139,000.00         ZZ
                          180                138,061.84         1
                          6.2500             1191.82            48
                          6.0000             1191.82
PICO RIVERA   CA 90660    5                  06/23/04           00
0438102444                05                 08/01/04           0.0000
230038                    O                  07/01/19
0

9182375       U05/G02     F                  76,000.00          TX
                          180                75,749.63          1
                          6.5000             662.04             70
                          6.2500             662.04
CLARENDON     TX 79226    5                  07/01/04           00
0438160590                05                 09/01/04           0.0000
3000483084                O                  08/01/19
0

9183817       E22/G02     F                  67,550.00          ZZ
                          180                66,968.41          1
                          6.3750             583.80             85
                          6.1250             583.80
DALLAS        TX 75228    2                  07/06/04           01
0421288473                07                 09/01/04           20.0000
0421288473                O                  08/01/19
0

9183851       E22/G02     F                  65,000.00          ZZ
                          180                64,771.69          1
                          5.7500             539.77             52
                          5.5000             539.77
POPLAR BLUFF  MO 63901    5                  07/06/04           00
0421310145                05                 09/01/04           0.0000
0421310145                O                  08/01/19
0

9183923       E22/G02     F                  99,000.00          ZZ
                          180                98,659.58          1
                          6.0000             835.42             90
                          5.7500             835.42
KILLEN        AL 35645    1                  07/12/04           01
0421438193                05                 09/01/04           12.0000
0421438193                O                  08/01/19
0

9193961       U85/G02     F                  49,700.00          ZZ
                          180                49,529.10          1
                          6.0000             419.40             53
                          5.7500             419.40
FRANKFORT     IN 46041    5                  07/09/04           00
0438096307                05                 09/01/04           0.0000
TQS84INDY                 O                  08/01/19
0

9195375       K15/G02     F                  77,000.00          ZZ
                          180                76,447.15          1
                          5.7500             639.42             67
                          5.5000             639.42
JACKSONVILLE  FL 32246    5                  06/25/04           00
0438093122                05                 08/01/04           0.0000
007905535916              O                  07/01/19
0

9195961       N74/G02     F                  107,160.00         ZZ
                          180                106,429.00         1
                          6.1250             911.53             95
                          5.8750             911.53
EDEN          NC 27288    5                  06/29/04           10
0438103624                05                 08/06/04           30.0000
0034854010                O                  07/06/19
0

9196215       E22/G02     F                  244,000.00         TX
                          180                243,169.90         1
                          6.1250             2075.52            80
                          5.8750             2075.52
WEATHERFORD   TX 76086    5                  07/08/04           00
0420452955                05                 09/01/04           0.0000
0420452955                O                  08/01/19
0

9196275       E22/G02     F                  102,872.00         ZZ
                          180                102,525.74         1
                          6.2500             882.05             85
                          6.0000             882.05
PORTER        TX 77365    2                  07/08/04           10
0421072554                05                 09/01/04           20.0000
0421072554                O                  08/01/19
0

9196409       E22/G02     F                  40,125.00          ZZ
                          180                40,001.13          1
                          7.2500             366.29             65
                          7.0000             366.29
EMPIRE        AL 35063    5                  07/13/04           00
0421216326                05                 09/01/04           0.0000
0421216326                N                  08/01/19
0

9196513       E22/G02     F                  78,800.00          ZZ
                          180                78,526.14          1
                          5.8750             659.65             46
                          5.6250             659.65
CAPE CORAL    FL 33904    2                  07/08/04           00
0421303199                05                 09/01/04           0.0000
0421303199                O                  08/01/19
0

9196545       E22/G02     F                  131,000.00         ZZ
                          180                130,534.97         1
                          5.6250             1079.09            88
                          5.3750             1079.09
ALBUQUERQUE   NM 87114    2                  07/08/04           01
0421337056                05                 09/01/04           12.0000
0421337056                O                  08/01/19
0

9197331       U05/G02     F                  93,500.00          ZZ
                          180                92,812.95          1
                          6.5000             814.49             85
                          6.2500             814.49
OAKMONT       PA 15139    5                  07/02/04           10
0438108532                05                 08/01/04           6.0000
3000639684                O                  07/01/19
0

9198109       A52/G02     F                  155,000.00         ZZ
                          180                154,489.36         1
                          6.5000             1350.22            90
                          6.2500             1350.22
NORCROSS      GA 30093    5                  06/28/04           11
0438109225                05                 09/01/04           25.0000
30071                     O                  08/01/19
0

9198255       U05/G02     F                  77,400.00          ZZ
                          180                77,136.68          1
                          6.1250             658.38             65
                          5.8750             658.38
DULUTH        MN 55803    1                  07/09/04           00
0438107526                05                 09/01/04           0.0000
3000633776                N                  08/01/19
0

9198483       X91/G02     F                  120,000.00         ZZ
                          180                119,146.04         1
                          5.6250             988.48             47
                          5.3750             988.48
HONOLULU      HI 96814    1                  06/25/04           00
0438109407                06                 08/01/04           0.0000
813265                    N                  07/01/19
0

9198939       E22/G02     F                  170,000.00         ZZ
                          180                169,439.95         1
                          6.5000             1480.88            89
                          6.2500             1480.88
CLAYMONT      DE 19703    5                  07/09/04           10
0421133810                05                 09/01/04           12.0000
0421133810                O                  08/01/19
0

9198969       E22/G02     F                  216,000.00         ZZ
                          180                215,288.41         1
                          6.5000             1881.59            78
                          6.2500             1881.59
OCONOMOWOC    WI 53066    5                  07/09/04           00
0421185679                05                 09/01/04           0.0000
0421185679                O                  08/01/19
0

9199023       E22/G02     F                  194,400.00         ZZ
                          180                193,709.92         1
                          5.6250             1601.33            90
                          5.3750             1601.33
BLUFF CITY    TN 37618    5                  07/09/04           10
0421232414                05                 09/01/04           12.0000
0421232414                O                  08/01/19
0

9199363       E82/G02     F                  67,850.00          ZZ
                          180                67,621.63          1
                          6.2500             581.76             38
                          6.0000             581.76
SACRAMENTO    CA 95838    2                  07/09/04           00
0402000665                05                 09/01/04           0.0000
0402000665                O                  08/01/19
0

9200003       H49/G02     F                  98,800.00          ZZ
                          180                98,140.25          1
                          6.3750             853.88             80
                          6.1250             853.88
MANHATTAN     KS 66502    1                  06/10/04           00
0438124828                05                 08/01/04           0.0000
581279                    N                  07/01/19
0

9200007       144/144     F                  60,000.00          ZZ
                          180                59,789.25          1
                          5.7500             498.25             16
                          5.5000             498.25
NEW PALTZ     NY 12561    1                  07/09/04           00
160757641                 05                 09/01/04           0.0000
160757641                 O                  08/01/19
0

9201509       E82/G02     F                  79,550.00          ZZ
                          180                79,279.37          1
                          6.1250             676.67             70
                          5.8750             676.67
HOUSTON       TX 77066    2                  07/14/04           00
0401004502                05                 09/01/04           0.0000
0401004502                O                  08/01/19
0

9201632       E22/G02     F                  195,000.00         ZZ
                          180                191,433.33         2
                          5.3750             1580.41            43
                          5.1250             1580.41
RICHMOND HILL NY 11418    5                  03/11/04           00
0420016198                05                 05/01/04           0.0000
0420016198                O                  04/01/19
0

9204008       X64/G02     F                  85,000.00          ZZ
                          180                82,965.72          1
                          6.2500             728.81             63
                          6.0000             728.81
RAY           MI 48096    2                  01/09/04           00
0437596596                05                 03/01/04           0.0000
0000021463                N                  02/01/19
0

9206448       U05/G02     F                  91,000.00          TX
                          180                89,403.14          2
                          5.8750             761.78             70
                          5.6250             761.78
FORT WORTH    TX 76103    2                  03/11/04           00
0437627649                05                 05/01/04           0.0000
3000588537                O                  04/01/19
0

9211014       E22/G02     F                  100,000.00         ZZ
                          180                98,170.92          1
                          5.3750             810.47             26
                          5.1250             810.47
VERO BEACH    FL 32960    1                  03/19/04           00
0420081291                05                 05/01/04           0.0000
0420081291                O                  04/01/19
0

9212856       E82/G02     F                  96,500.00          ZZ
                          180                94,622.51          2
                          5.3750             782.10             33
                          5.1250             782.10
EXETER        NH 03833    2                  03/18/04           00
0400958385                05                 05/01/04           0.0000
0400958385                O                  04/01/19
0

9213532       E22/G02     F                  60,000.00          ZZ
                          180                58,798.56          2
                          5.6250             494.24             74
                          5.3750             494.24
NEW ORLEANS   LA 70117    5                  03/17/04           00
0419980768                05                 05/01/04           0.0000
0419980768                O                  04/01/19
0

9213609       E22/G02     F                  228,000.00         ZZ
                          180                227,199.17         1
                          5.7500             1893.33            52
                          5.5000             1893.33
TROY          MI 48085    2                  07/12/04           00
0420860694                05                 09/01/04           0.0000
0420860694                O                  08/01/19
0

9213759       E22/G02     F                  87,400.00          ZZ
                          180                87,115.15          1
                          6.6250             767.37             95
                          6.3750             767.37
TOLEDO        OH 43615    5                  07/12/04           01
0421211251                05                 09/01/04           25.0000
0421211251                O                  08/01/19
0

9213905       E22/G02     F                  40,500.00          ZZ
                          180                40,372.22          1
                          7.0000             364.03             74
                          6.7500             364.03
HARTFORD CITY IN 47348    2                  07/16/04           00
0421101254                05                 09/01/04           0.0000
0421101254                N                  08/01/19
0

9214063       E82/G02     F                  54,700.00          ZZ
                          180                54,517.85          1
                          6.3750             472.74             46
                          6.1250             472.74
BAKERSFIELD   CA 93304    2                  07/10/04           00
0401002274                05                 09/01/04           0.0000
0401002274                N                  08/01/19
0

9214153       E22/G02     F                  244,300.00         ZZ
                          180                243,441.91         4
                          5.7500             2028.69            70
                          5.5000             2028.69
SANTA FE      NM 87505    1                  07/16/04           00
0421344631                05                 09/01/04           0.0000
0421344631                N                  08/01/19
0

9214199       E22/G02     F                  135,200.00         ZZ
                          180                134,740.04         1
                          6.1250             1150.04            80
                          5.8750             1150.04
WARREN        MI 48092    1                  07/16/04           00
0421378977                05                 09/01/04           0.0000
0421378977                O                  08/01/19
0

9214382       286/286     F                  90,000.00          ZZ
                          180                87,511.74          2
                          5.2500             723.50             40
                          5.0000             723.50
PINE GROVE    CA 95665    5                  02/19/04           00
2507029                   05                 04/01/04           0.0000
2507029                   O                  03/01/19
0

9214470       286/286     F                  80,000.00          ZZ
                          180                78,309.23          2
                          5.8750             669.70             67
                          5.6250             669.70
WASHINGTON    DC 20002    5                  02/23/04           00
2964930                   05                 04/01/04           0.0000
2964930                   O                  03/01/19
0

9214546       286/286     F                  56,250.00          ZZ
                          180                55,087.02          1
                          6.1250             478.48             75
                          5.8750             478.48
BALTIMORE     MD 21224    1                  02/24/04           00
3032850                   07                 04/01/04           0.0000
3032850                   N                  03/01/19
0

9214572       286/286     F                  167,000.00         ZZ
                          180                162,170.24         2
                          5.5000             1364.53            32
                          5.2500             1364.53
LOS ANGELES   CA 90027    2                  02/20/04           00
3092832                   05                 04/01/04           0.0000
3092832                   O                  03/01/19
0

9215461       253/253     F                  221,500.00         ZZ
                          180                220,770.28         1
                          6.5000             1929.51            74
                          6.2500             1929.51
PLYMOUTH      MN 55441    2                  07/13/04           00
355976                    05                 09/01/04           0.0000
355976                    N                  08/01/19
0

9215956       F09/G02     F                  120,000.00         ZZ
                          180                116,901.52         1
                          5.7500             996.50             79
                          5.5000             996.50
PHILADELPHIA  PA 19147    1                  01/09/04           00
0437632573                09                 03/01/04           0.0000
4000035200                N                  02/01/19
0

9216263       X43/G02     F                  56,250.00          ZZ
                          180                56,060.67          1
                          6.2500             482.30             31
                          6.0000             482.30
CATHEDRAL CITYCA 92234    2                  07/02/04           00
0438165060                05                 09/01/04           0.0000
60604329                  O                  08/01/19
0

9216290       F09/G02     F                  112,000.00         ZZ
                          180                109,660.20         1
                          6.0000             945.12             51
                          5.7500             945.12
SUFFOLK       VA 23434    2                  02/16/04           00
0437633225                05                 04/01/04           0.0000
4000047323                O                  03/01/19
0

9216671       253/253     F                  169,500.00         ZZ
                          180                168,941.60         1
                          6.5000             1476.53            74
                          6.2500             1476.53
BUFFALO       MN 55313    2                  07/13/04           00
355631                    05                 09/01/04           0.0000
355631                    N                  08/01/19
0

9216707       S27/G02     F                  122,360.00         ZZ
                          180                121,952.54         1
                          6.3750             1057.50            76
                          6.1250             1057.50
LAKE WORTH    FL 33463    5                  07/12/04           00
0438154676                03                 09/01/04           0.0000
1010037792                O                  08/01/19
0

9216898       P44/G02     F                  173,000.00         ZZ
                          180                169,868.25         2
                          5.5000             1413.55            80
                          5.2500             1413.55
MARLBOROUGH   NH 03455    5                  03/15/04           00
0437639131                05                 05/01/04           0.0000
0403080002                O                  04/01/19
0

9218989       E22/G02     F                  119,000.00         ZZ
                          180                118,586.43         2
                          5.8750             996.17             76
                          5.6250             996.17
CHICAGO       IL 60633    2                  07/13/04           00
0421364811                05                 09/01/04           0.0000
0421364811                O                  08/01/19
0

9219027       E22/G02     F                  68,400.00          ZZ
                          180                68,162.28          1
                          5.8750             572.59             90
                          5.6250             572.59
HUNTSVILLE    TX 77320    1                  07/16/04           04
0421394339                05                 09/01/04           20.0000
0421394339                N                  08/01/19
0

9219031       E22/G02     F                  212,500.00         ZZ
                          180                211,792.38         1
                          6.3750             1836.53            85
                          6.1250             1836.53
COMPTON       CA 90220    5                  07/07/04           10
0421397365                05                 09/01/04           6.0000
0421397365                O                  08/01/19
0

9219111       E22/G02     F                  63,480.00          ZZ
                          180                63,257.04          1
                          5.7500             527.14             80
                          5.5000             527.14
COSBY         TN 37722    5                  07/13/04           00
0421323049                05                 09/01/04           0.0000
0421323049                O                  08/01/19
0

9219315       E22/G02     F                  201,600.00         TX
                          180                200,899.37         1
                          5.8750             1687.63            80
                          5.6250             1687.63
KATY          TX 77450    5                  07/14/04           00
0421260092                03                 09/01/04           0.0000
0421260092                O                  08/01/19
0

9219405       E22/G02     F                  67,500.00          ZZ
                          180                67,237.50          1
                          6.0000             569.60             75
                          5.7500             569.60
WESTMORELAND  TN 37186    5                  07/14/04           00
0421421694                05                 09/01/04           0.0000
0421421694                O                  08/01/19
0

9219585       E22/G02     F                  333,700.00         ZZ
                          180                332,527.90         1
                          5.7500             2771.08            42
                          5.5000             2771.08
CLOVIS        CA 93619    2                  07/08/04           00
0420986069                05                 09/01/04           0.0000
0420986069                O                  08/01/19
0

9220419       956/G02     F                  247,000.00         ZZ
                          180                245,242.27         1
                          5.6250             2034.62            80
                          5.3750             2034.62
RICHARDSON    TX 75082    1                  06/21/04           00
0438190472                03                 08/01/04           0.0000
1614050026                O                  07/01/19
0

9220421       956/G02     F                  299,700.00         ZZ
                          180                297,589.60         1
                          5.7500             2488.74            79
                          5.5000             2488.74
PLANO         TX 75074    2                  06/29/04           00
0438190498                05                 08/01/04           0.0000
1614060087                O                  07/01/19
0

9220423       956/G02     F                  92,000.00          ZZ
                          180                91,358.97          2
                          5.8750             770.15             46
                          5.6250             770.15
SAN BERNARDINOCA 92407    5                  07/01/04           00
0438190506                05                 08/01/04           0.0000
1914060026                O                  07/01/19
0

9220425       956/G02     F                  71,000.00          ZZ
                          180                70,481.03          1
                          6.2500             608.77             45
                          6.0000             608.77
AURORA        CO 80010    5                  06/18/04           00
0438190514                05                 08/01/04           0.0000
2414060021                O                  07/01/19
0

9222627       Y86/G02     F                  92,760.00          ZZ
                          180                92,447.77          2
                          6.2500             795.35             78
                          6.0000             795.35
INDEPENDENCE  MO 64053    2                  07/19/04           00
0438156739                05                 09/01/04           0.0000
1                         N                  08/01/19
0

9223043       A50/G02     F                  82,350.00          ZZ
                          180                82,093.00          1
                          7.1250             745.95             90
                          6.8750             745.95
LAKE WALES    FL 33859    5                  07/07/04           01
0438286296                05                 09/01/04           12.0000
1193648                   O                  08/01/19
0

9223083       Y86/G02     F                  83,050.00          ZZ
                          180                82,770.46          2
                          6.2500             712.09             67
                          6.0000             712.09
INDEPENDENCE  MO 64053    2                  07/19/04           00
0438126724                05                 09/01/04           0.0000
10000762                  N                  08/01/19
0

9225463       E22/G02     F                  80,000.00          ZZ
                          180                79,736.44          1
                          6.5000             696.89             31
                          6.2500             696.89
MIAMI         FL 33126    5                  07/20/04           00
0421183823                05                 09/01/04           0.0000
0421183823                N                  08/01/19
0

9225507       E22/G02     F                  50,000.00          ZZ
                          180                49,828.07          1
                          6.0000             421.93             100
                          5.7500             421.93
HOUSTON       TX 77048    1                  07/20/04           10
0421230079                05                 09/01/04           30.0000
0421230079                O                  08/01/19
0

9225733       E22/G02     F                  50,000.00          ZZ
                          180                49,824.37          1
                          5.7500             415.21             79
                          5.5000             415.21
BIRMINGHAM    AL 35212    5                  07/15/04           00
0421356940                05                 09/01/04           0.0000
0421356940                O                  08/01/19
0

9227287       K60/G02     F                  53,600.00          ZZ
                          180                53,429.05          1
                          6.8750             478.03             62
                          6.6250             478.03
BARSTOW       CA 92311    5                  07/02/04           00
0438154049                05                 09/01/04           0.0000
0001087359                N                  08/01/19
0

9227321       P59/G02     F                  150,000.00         ZZ
                          180                149,473.13         1
                          5.7500             1245.62            36
                          5.5000             1245.62
ATASCADERO    CA 93422    5                  07/13/04           00
0438175184                05                 09/01/04           0.0000
AT008769                  O                  08/01/19
0

9227567       U05/G02     F                  137,000.00         TX
                          180                136,523.88         1
                          5.8750             1146.85            73
                          5.6250             1146.85
SEALY         TX 77474    5                  07/08/04           00
0438152274                05                 09/01/04           0.0000
3000643912                O                  08/01/19
0

9228187       E22/G02     F                  111,000.00         ZZ
                          180                110,610.12         1
                          5.7500             921.76             74
                          5.5000             921.76
TOLEDO        OH 43620    5                  07/16/04           00
0421083924                05                 09/01/04           0.0000
0421083924                O                  08/01/19
0

9228263       E22/G02     F                  103,500.00         ZZ
                          180                103,155.34         1
                          6.3750             894.50             75
                          6.1250             894.50
AUBREY        TX 76227    5                  07/21/04           00
0421419649                05                 09/01/04           0.0000
0421419649                N                  08/01/19
0

9228265       E22/G02     F                  62,000.00          ZZ
                          180                61,793.54          1
                          6.3750             535.84             75
                          6.1250             535.84
SAINT LOUIS   MO 63133    5                  07/21/04           00
0421420563                05                 09/01/04           0.0000
0421420563                N                  08/01/19
0

9228401       E22/G02     F                  70,000.00          ZZ
                          180                69,766.90          1
                          6.3750             604.98             73
                          6.1250             604.98
HOUSTON       TX 77064    2                  07/16/04           00
0421473877                03                 09/01/04           0.0000
0421473877                O                  08/01/19
0

9230249       624/G02     F                  83,600.00          ZZ
                          180                82,751.42          1
                          6.2500             716.81             72
                          6.0000             716.81
NORCROSS      GA 30093    1                  05/28/04           00
0438167488                05                 07/01/04           0.0000
1000058428                O                  06/01/19
0

9230683       K15/G02     F                  75,500.00          TX
                          180                75,231.99          1
                          5.6250             621.92             80
                          5.3750             621.92
AMARILLO      TX 79102    5                  07/16/04           00
0438166647                05                 09/01/04           0.0000
019705522446              O                  08/01/19
0

9233006       A52/G02     F                  400,000.00         ZZ
                          180                392,683.79         2
                          5.3750             3241.86            58
                          5.1250             3241.86
HOLDEN BEACH  NC 28462    5                  03/25/04           00
0437648975                03                 05/01/04           0.0000
29092                     O                  04/01/19
0

9234213       T08/G02     F                  100,000.00         ZZ
                          180                99,353.37          1
                          6.7500             884.91             24
                          6.5000             884.91
COCOA BEACH   FL 32931    1                  06/25/04           00
0438141434                01                 08/01/04           0.0000
11142348                  N                  07/01/19
0

9234601       H49/G02     F                  100,000.00         ZZ
                          180                99,677.59          1
                          6.7500             884.91             80
                          6.5000             884.91
MANHATTAN     KS 66502    5                  07/22/04           00
0438186553                05                 09/01/04           0.0000
588996                    N                  08/01/19
0

9235285       E82/G02     F                  147,000.00         ZZ
                          180                146,489.13         1
                          5.8750             1230.56            34
                          5.6250             1230.56
TORRANCE      CA 90505    2                  07/09/04           00
0402000855                05                 09/01/04           0.0000
0402000855                O                  08/01/19
0

9236403       K15/G02     F                  66,000.00          ZZ
                          180                65,765.72          1
                          5.6250             543.66             68
                          5.3750             543.66
TUCSON        AZ 85713    5                  07/09/04           00
0438165532                05                 09/01/04           0.0000
019405522562              O                  08/01/19
0

9237729       Y69/G02     F                  139,450.00         ZZ
                          180                138,965.35         1
                          5.8750             1167.37            80
                          5.6250             1167.37
MARIETTA      GA 30068    1                  07/13/04           00
0438164923                05                 09/01/04           0.0000
5010010021                O                  08/01/19
0

9238411       E22/G02     F                  117,400.00         ZZ
                          180                116,991.99         2
                          5.8750             982.78             70
                          5.6250             982.78
TEMPE         AZ 85281    2                  07/19/04           00
0421477852                05                 09/01/04           0.0000
0421477852                N                  08/01/19
0

9238421       E22/G02     F                  117,400.00         ZZ
                          180                116,991.99         2
                          5.8750             982.78             70
                          5.6250             982.78
TEMPE         AZ 85281    2                  07/19/04           00
0421481870                05                 09/01/04           0.0000
0421481870                N                  08/01/19
0

9238435       E22/G02     F                  64,750.00          ZZ
                          180                64,522.57          1
                          5.7500             537.69             70
                          5.5000             537.69
HOUSTON       TX 77024    1                  07/23/04           00
0421490749                01                 09/01/04           0.0000
0421490749                O                  08/01/19
0

9238567       E22/G02     F                  258,000.00         ZZ
                          180                257,103.35         1
                          5.8750             2159.77            68
                          5.6250             2159.77
CHICAGO       IL 60630    2                  07/19/04           00
0421415704                05                 09/01/04           0.0000
0421415704                O                  08/01/19
0

9238615       E22/G02     F                  119,700.00         ZZ
                          180                119,318.23         1
                          6.8750             1067.55            95
                          6.6250             1067.55
NEWPORT NEWS  VA 23601    5                  07/19/04           04
0421376724                05                 09/01/04           25.0000
0421376724                O                  08/01/19
0

9238711       E22/G02     F                  58,400.00          ZZ
                          180                58,199.19          1
                          6.0000             492.81             80
                          5.7500             492.81
VIRGINIA BEACHVA 23462    2                  07/23/04           00
0421341991                01                 09/01/04           0.0000
0421341991                N                  08/01/19
0

9238803       E22/G02     F                  70,000.00          ZZ
                          180                69,756.73          1
                          5.8750             585.98             56
                          5.6250             585.98
CHELAN        WA 98816    5                  07/15/04           00
0421267683                05                 09/01/04           0.0000
0421267683                O                  08/01/19
0

9238951       E22/G02     F                  67,410.00          ZZ
                          180                67,178.21          1
                          6.0000             568.84             90
                          5.7500             568.84
ROCKFORD      IL 61108    1                  07/23/04           10
0421015447                05                 09/01/04           20.0000
0421015447                N                  08/01/19
0

9238973       E22/G02     F                  142,000.00         ZZ
                          180                141,511.72         2
                          6.0000             1198.28            80
                          5.7500             1198.28
SPOKANE VALLEYWA 99206    1                  07/01/04           00
0421095654                05                 09/01/04           0.0000
0421095654                N                  08/01/19
0

9238979       E22/G02     F                  104,800.00         ZZ
                          180                104,431.90         1
                          5.7500             870.27             80
                          5.5000             870.27
TAYLORS       SC 29687    2                  07/19/04           00
0421120874                05                 09/01/04           0.0000
0421120874                O                  08/01/19
0

9239363       Q87/G02     F                  99,000.00          ZZ
                          180                98,655.94          1
                          5.8750             828.75             75
                          5.6250             828.75
BAKER         FL 32531    5                  07/22/04           00
0438160293                05                 09/01/04           0.0000
KNJA01                    O                  08/01/19
0

9239803       W68/G02     F                  103,600.00         ZZ
                          180                103,232.24         1
                          5.6250             853.39             70
                          5.3750             853.39
CANYON LAKE   TX 78133    1                  07/14/04           00
0438160137                05                 09/01/04           0.0000
4061709                   O                  08/01/19
0

9239809       X64/G02     F                  132,000.00         ZZ
                          180                131,550.93         1
                          6.1250             1122.82            78
                          5.8750             1122.82
ROYAL OAK     MI 48073    2                  07/22/04           00
0438171605                05                 09/01/04           0.0000
0000032017                O                  08/01/19
0

9242807       E22/G02     F                  100,000.00         TX
                          180                99,659.80          1
                          6.1250             850.62             28
                          5.8750             850.62
GARLAND       TX 75044    5                  07/21/04           00
0421162561                05                 09/01/04           0.0000
0421162561                O                  08/01/19
0

9242809       E82/G02     F                  113,800.00         T
                          180                113,408.69         1
                          6.0000             960.31             44
                          5.7500             960.31
OURAY         CO 81427    2                  07/27/04           00
0401005319                05                 09/01/04           0.0000
0401005319                O                  08/01/19
0

9242891       E22/G02     F                  98,400.00          TX
                          180                98,072.33          1
                          6.3750             850.42             77
                          6.1250             850.42
AUBREY        TX 76227    5                  07/21/04           00
0421240433                05                 09/01/04           0.0000
0421240433                O                  08/01/19
0

9243029       E22/G02     F                  155,000.00         ZZ
                          180                154,461.32         1
                          5.8750             1297.53            47
                          5.6250             1297.53
WINCHESTER    VA 22602    1                  07/26/04           00
0421291170                05                 09/01/04           0.0000
0421291170                O                  08/01/19
0

9243187       E22/G02     F                  56,000.00          ZZ
                          180                55,817.49          1
                          6.6250             491.68             80
                          6.3750             491.68
SHANNON       MS 38868    5                  07/20/04           00
0421315227                05                 09/01/04           0.0000
0421315227                O                  08/01/19
0

9243217       E22/G02     F                  106,400.00         TX
                          180                106,030.23         1
                          5.8750             890.69             80
                          5.6250             890.69
KATY          TX 77449    5                  07/20/04           00
0421332214                03                 09/01/04           0.0000
0421332214                O                  08/01/19
0

9243299       E22/G02     F                  128,000.00         ZZ
                          180                127,569.17         1
                          6.2500             1097.50            71
                          6.0000             1097.50
PINCONNING    MI 48650    5                  07/21/04           00
0421371493                05                 09/01/04           0.0000
0421371493                O                  08/01/19
0

9243411       E22/G02     F                  83,000.00          ZZ
                          180                82,723.61          1
                          6.3750             717.33             79
                          6.1250             717.33
HOUSTON       TX 77065    2                  07/21/04           00
0421428566                05                 09/01/04           0.0000
0421428566                O                  08/01/19
0

9243559       H49/G02     F                  84,320.00          ZZ
                          180                84,048.14          1
                          6.7500             746.16             80
                          6.5000             746.16
MIDDLEBERG    FL 32068    1                  07/22/04           00
0438200784                03                 09/01/04           0.0000
581991401                 N                  08/01/19
0

9244205       U05/G02     F                  156,000.00         TX
                          180                155,486.07         1
                          6.5000             1358.93            80
                          6.2500             1358.93
SPRING        TX 77386    5                  07/20/04           00
0438280190                03                 09/01/04           0.0000
3000645424                O                  08/01/19
0

9245541       N34/G02     F                  56,250.00          ZZ
                          180                56,064.69          1
                          6.5000             490.00             75
                          6.2500             490.00
HAMMOND       IN 46320    5                  07/20/04           00
0438293417                05                 09/01/04           0.0000
137400101                 O                  08/01/19
0

9247006       K15/G02     F                  85,000.00          T
                          120                82,311.03          1
                          5.5000             922.47             74
                          5.2500             922.47
BEND          OR 97702    5                  03/16/04           00
0437652076                01                 05/01/04           0.0000
017805516973              O                  04/01/14
0

9247820       286/286     F                  210,000.00         ZZ
                          180                205,187.94         2
                          4.8750             1647.03            55
                          4.6250             1647.03
SAN LEANDRO   CA 94577    2                  02/09/04           00
3071844                   05                 04/01/04           0.0000
3071844                   O                  03/01/19
0

9247961       E22/G02     F                  70,700.00          ZZ
                          180                70,454.30          1
                          5.8750             591.84             78
                          5.6250             591.84
SAN ANTONIO   TX 78245    2                  07/20/04           00
0421346248                05                 09/01/04           0.0000
0421346248                N                  08/01/19
0

9248003       E22/G02     F                  64,400.00          ZZ
                          180                64,176.19          1
                          5.8750             539.10             83
                          5.6250             539.10
HOUSTON       TX 77049    2                  07/22/04           01
0421355702                03                 09/01/04           6.0000
0421355702                O                  08/01/19
0

9248048       286/286     F                  198,000.00         ZZ
                          180                193,980.92         2
                          4.8750             1552.91            44
                          4.6250             1552.91
LOS ANGELES   CA 90027    5                  02/26/04           00
3058940                   05                 05/01/04           0.0000
3058940                   O                  04/01/19
0

9248055       E22/G02     F                  191,000.00         ZZ
                          180                190,335.10         1
                          5.8750             1598.90            70
                          5.6250             1598.90
FRESNO        CA 93722    5                  07/22/04           00
0421435843                05                 09/01/04           0.0000
0421435843                O                  08/01/19
0

9248062       286/286     F                  142,000.00         ZZ
                          132                137,920.69         2
                          5.0000             1400.76            57
                          4.7500             1400.76
LOS ANGELES   CA 90062    5                  03/01/04           00
3076214                   05                 05/01/04           0.0000
3076214                   O                  04/01/15
0

9248071       E82/G02     F                  117,200.00         ZZ
                          180                116,813.89         1
                          6.5000             1020.94            74
                          6.2500             1020.94
DOUGLASVILLE  GA 30134    2                  07/27/04           00
0401010046                03                 09/01/04           0.0000
0401010046                N                  08/01/19
0

9248073       E22/G02     F                  190,800.00         ZZ
                          180                190,115.50         1
                          5.5000             1559.00            80
                          5.2500             1559.00
KATY          TX 77450    1                  07/27/04           00
0421449885                03                 09/01/04           0.0000
0421449885                O                  08/01/19
0

9248117       E22/G02     F                  285,000.00         ZZ
                          180                283,988.30         1
                          5.6250             2347.64            64
                          5.3750             2347.64
GLENDORA      CA 91740    5                  07/20/04           00
0421500554                05                 09/01/04           0.0000
0421500554                O                  08/01/19
0

9248122       286/286     F                  256,000.00         T
                          180                251,507.74         1
                          5.8750             2143.03            79
                          5.6250             2143.03
RED RIVER     NM 87558    4                  03/08/04           00
3031645                   05                 05/01/04           0.0000
3031645                   O                  04/01/19
0

9248275       E22/G02     F                  160,968.00         ZZ
                          180                160,396.60         1
                          5.6250             1325.94            80
                          5.3750             1325.94
HOUSTON       TX 77084    1                  07/27/04           00
0421557968                03                 09/01/04           0.0000
0421557968                O                  08/01/19
0

9248280       286/286     F                  147,000.00         ZZ
                          180                144,420.46         2
                          5.8750             1230.57            53
                          5.6250             1230.57
CHICAGO       IL 60651    2                  03/10/04           00
3109507                   05                 05/01/04           0.0000
3109507                   O                  04/01/19
0

9248303       E22/G02     F                  101,000.00         ZZ
                          180                100,660.04         1
                          6.2500             866.00             78
                          6.0000             866.00
PRESTON       ID 83263    5                  07/22/04           00
0421402520                05                 09/01/04           0.0000
0421402520                O                  08/01/19
0

9248315       E22/G02     F                  87,000.00          ZZ
                          180                86,700.84          1
                          6.0000             734.16             66
                          5.7500             734.16
COLLBRAN      CO 81624    5                  07/22/04           00
0421415308                05                 09/01/04           0.0000
0421415308                O                  08/01/19
0

9248469       E22/G02     F                  160,000.00         TX
                          180                159,443.94         1
                          5.8750             1339.39            80
                          5.6250             1339.39
CARROLLTON    TX 75007    5                  07/22/04           00
0421299884                05                 09/01/04           0.0000
0421299884                O                  08/01/19
0

9248521       E22/G02     F                  207,000.00         ZZ
                          180                206,303.25         1
                          6.2500             1774.87            90
                          6.0000             1774.87
CHICAGO       IL 60645    1                  07/27/04           01
0421319799                07                 09/01/04           12.0000
0421319799                O                  08/01/19
0

9248545       E22/G02     F                  74,650.00          ZZ
                          180                74,390.56          1
                          5.8750             624.91             75
                          5.6250             624.91
SAN ANTONIO   TX 78245    2                  07/20/04           00
0421345364                05                 09/01/04           0.0000
0421345364                N                  08/01/19
0

9248683       K60/G02     F                  50,000.00          TX
                          180                49,828.07          1
                          6.0000             421.93             63
                          5.7500             421.93
LEAGUE CITY   TX 77573    5                  07/23/04           00
0438168239                05                 09/01/04           0.0000
0001085669                O                  08/01/19
0

9249126       286/286     F                  172,900.00         ZZ
                          180                164,127.81         4
                          5.7500             1435.78            66
                          5.5000             1435.78
CHICAGO       IL 60608    2                  06/17/03           00
2555768                   05                 08/01/03           0.0000
2555768                   O                  07/01/18
0

9249146       286/286     F                  136,300.00         ZZ
                          120                132,071.95         2
                          5.8750             1504.67            53
                          5.6250             1504.67
CICERO        IL 60804    5                  03/01/04           00
3075151                   05                 05/01/04           0.0000
3075151                   O                  04/01/14
0

9249955       E22/G02     F                  200,000.00         ZZ
                          180                198,304.25         1
                          6.0000             1687.71            45
                          5.7500             1687.71
LAKEWOOD      NJ 08701    1                  07/28/04           00
0421249483                03                 09/01/04           0.0000
0421249483                O                  08/01/19
0

9250141       E22/G02     F                  50,400.00          ZZ
                          180                50,233.96          1
                          6.5000             439.04             80
                          6.2500             439.04
YOUNGSTOWN    OH 44509    2                  07/28/04           00
0421474677                05                 09/01/04           0.0000
0421474677                N                  08/01/19
0

9250185       E22/G02     F                  95,000.00          TX
                          180                94,676.81          1
                          6.1250             808.09             78
                          5.8750             808.09
CONROE        TX 77302    5                  07/23/04           00
0421455072                05                 09/01/04           0.0000
0421455072                O                  08/01/19
0

9250213       E22/G02     F                  72,000.00          TX
                          180                71,762.80          2
                          6.5000             627.20             79
                          6.2500             627.20
DENTON        TX 76206    5                  07/28/04           00
0421420514                05                 09/01/04           0.0000
0421420514                N                  08/01/19
0

9250741       A46/G02     F                  35,400.00          ZZ
                          180                35,400.00          1
                          5.8750             296.34             75
                          5.6250             296.34
HOUSTON       TX 77036    1                  08/06/04           00
0438220139                01                 10/01/04           0.0000
0214075                   N                  09/01/19
0

9250973       E82/G02     F                  77,000.00          ZZ
                          180                76,754.42          2
                          6.8750             686.73             70
                          6.6250             686.73
HAPEVILLE     GA 30354    5                  07/23/04           00
0401006341                05                 09/01/04           0.0000
0401006341                N                  08/01/19
0

9251035       E82/G02     F                  99,700.00          ZZ
                          180                99,357.17          1
                          6.0000             841.33             80
                          5.7500             841.33
CRYSTAL LAKE  IL 60014    2                  07/26/04           00
0401011903                05                 09/01/04           0.0000
0401011903                N                  08/01/19
0

9252041       477/G02     F                  65,000.00          ZZ
                          180                64,774.10          1
                          5.8750             544.13             22
                          5.6250             544.13
OAKLAND       CA 94621    2                  07/12/04           00
0438177008                05                 09/01/04           0.0000
230017                    N                  08/01/19
0

9253023       E22/G02     F                  74,000.00          ZZ
                          180                73,734.53          1
                          5.5000             604.64             58
                          5.2500             604.64
KALAMA        WA 98625    1                  07/23/04           00
0421324369                05                 09/01/04           0.0000
0421324369                O                  08/01/19
0

9253085       E22/G02     F                  77,400.00          ZZ
                          180                77,136.68          1
                          6.1250             658.38             90
                          5.8750             658.38
ALBUQUERQUE   NM 87107    1                  07/27/04           01
0421448408                07                 09/01/04           20.0000
0421448408                N                  08/01/19
0

9253123       E22/G02     F                  91,500.00          ZZ
                          120                88,827.15          1
                          5.3750             987.36             32
                          5.1250             987.36
PORTLAND      OR 97236    2                  07/16/04           00
0421473794                05                 09/01/04           0.0000
0421473794                N                  08/01/14
0

9253183       E22/G02     F                  52,800.00          ZZ
                          180                52,618.44          1
                          6.0000             445.56             80
                          5.7500             445.56
BARSTOW       CA 92311    1                  07/23/04           00
0421393760                05                 09/01/04           0.0000
0421393760                N                  08/01/19
0

9253305       E22/G02     F                  82,800.00          ZZ
                          180                82,533.04          1
                          6.7500             732.71             80
                          6.5000             732.71
MEMPHIS       TN 38111    1                  07/29/04           00
0421588724                05                 09/01/04           0.0000
0421588724                N                  08/01/19
0

9253529       477/G02     F                  164,000.00         ZZ
                          180                163,430.05         1
                          5.8750             1372.87            49
                          5.6250             1372.87
UNION CITY    CA 94587    5                  07/08/04           00
0438171944                05                 09/01/04           0.0000
230018                    O                  08/01/19
0

9256192       X43/G02     F                  88,000.00          ZZ
                          180                86,405.89          1
                          5.5000             719.03             80
                          5.2500             719.03
COACHELLA     CA 92236    5                  03/11/04           00
0437657299                05                 05/01/04           0.0000
61203137                  O                  04/01/19
0

9260062       X05/G02     F                  160,500.00         ZZ
                          180                157,503.35         1
                          5.1250             1279.70            79
                          4.8750             1279.70
MONTEBELLO    CA 90640    5                  03/09/04           00
0437652233                01                 05/01/04           0.0000
11402156                  O                  04/01/19
0

9274010       K15/G02     F                  226,000.00         ZZ
                          180                221,866.34         3
                          5.3750             1831.65            59
                          5.1250             1831.65
CHICAGO       IL 60647    5                  03/26/04           00
0437688716                05                 05/01/04           0.0000
015505520172              O                  04/01/19
0

9281586       K15/G02     F                  100,000.00         ZZ
                          120                96,774.07          1
                          5.1250             1066.78            67
                          4.8750             1066.78
OROVILLE      CA 95965    5                  03/26/04           00
0437713233                05                 05/01/04           0.0000
019705518202              O                  04/01/14
0

9285092       286/286     F                  333,700.00         T
                          180                326,359.25         1
                          5.3750             2704.53            59
                          5.1250             2704.53
CHICAGO       IL 60614    2                  02/18/04           00
3062570                   01                 04/01/04           0.0000
3062570                   O                  03/01/19
0

9434913       E22/G02     F                  126,000.00         ZZ
                          180                125,557.43         1
                          5.7500             1046.32            80
                          5.5000             1046.32
SUGAR HILL    GA 30518    1                  07/30/04           00
0421291600                05                 09/01/04           0.0000
0421291600                N                  08/01/19
0

9435075       E22/G02     F                  55,600.00          ZZ
                          180                55,404.71          2
                          5.7500             461.71             58
                          5.5000             461.71
LOCK HAVEN    PA 17745    5                  07/26/04           00
0421437120                05                 09/01/04           0.0000
0421437120                O                  08/01/19
0

9435139       E22/G02     F                  196,000.00         ZZ
                          180                195,326.04         3
                          6.0000             1653.96            70
                          5.7500             1653.96
SCOTTSDALE    AZ 85251    2                  07/26/04           00
0421464843                05                 09/01/04           0.0000
0421464843                N                  08/01/19
0

9435255       E22/G02     F                  122,680.00         ZZ
                          180                122,253.64         1
                          5.8750             1026.98            80
                          5.6250             1026.98
BRANDYWINE    MD 20613    1                  07/30/04           00
0421525064                05                 09/01/04           0.0000
0421525064                N                  08/01/19
0

9435277       E22/G02     F                  50,750.00          ZZ
                          180                50,573.62          1
                          5.8750             424.84             77
                          5.6250             424.84
OMAHA         NE 68111    2                  07/26/04           00
0421530643                05                 09/01/04           0.0000
0421530643                O                  08/01/19
0

9435281       E22/G02     F                  51,000.00          ZZ
                          180                50,830.17          1
                          6.3750             440.77             65
                          6.1250             440.77
BAY CITY      MI 48706    5                  07/26/04           00
0421442476                05                 09/01/04           0.0000
0421442476                O                  08/01/19
0

9435381       E22/G02     F                  117,000.00         ZZ
                          180                116,575.82         1
                          5.3750             948.24             74
                          5.1250             948.24
PUEBLO WEST   CO 81007    5                  07/26/04           00
0421484809                05                 09/01/04           0.0000
0421484809                O                  08/01/19
0

9435397       E22/G02     F                  176,500.00         ZZ
                          180                175,873.45         2
                          5.6250             1453.89            56
                          5.3750             1453.89
LOS ANGELES   CA 90022    2                  07/26/04           00
0421536947                05                 09/01/04           0.0000
0421536947                O                  08/01/19
0

9435573       E82/G02     F                  130,300.00         ZZ
                          180                130,300.00         1
                          6.0000             1099.55            76
                          5.7500             1099.55
SCAPPOOSE     OR 97056    2                  07/27/04           00
0401012265                05                 10/01/04           0.0000
0401012265                O                  09/01/19
0

9435763       E22/G02     F                  54,000.00          ZZ
                          180                53,820.18          1
                          6.3750             466.70             31
                          6.1250             466.70
NAPLES        FL 34117    5                  07/30/04           00
0421407719                05                 09/01/04           0.0000
0421407719                N                  08/01/19
0

9435941       E22/G02     F                  121,000.00         ZZ
                          180                120,601.38         1
                          6.5000             1054.04            80
                          6.2500             1054.04
CHICAGO       IL 60617    5                  07/26/04           00
0421124868                05                 09/01/04           0.0000
0421124868                O                  08/01/19
0

9436059       E22/G02     F                  232,000.00         T
                          180                231,210.72         1
                          6.1250             1973.45            80
                          5.8750             1973.45
CANNON BEACH  OR 97110    1                  07/26/04           00
0421269531                01                 09/01/04           0.0000
0421269531                O                  08/01/19
0

9436095       E22/G02     F                  127,918.00         ZZ
                          180                127,468.70         1
                          5.7500             1062.24            80
                          5.5000             1062.24
BUFORD        GA 30519    1                  07/30/04           00
0421289976                05                 09/01/04           0.0000
0421289976                N                  08/01/19
0

9436219       E22/G02     F                  165,000.00         ZZ
                          120                163,999.98         3
                          6.1250             1842.21            29
                          5.8750             1842.21
CHICAGO       IL 60647    5                  07/26/04           00
0421394404                05                 09/01/04           0.0000
0421394404                O                  08/01/14
0

9436233       E22/G02     F                  91,900.00          ZZ
                          180                91,577.20          1
                          5.7500             763.15             76
                          5.5000             763.15
CALDWELL      ID 83605    2                  07/26/04           00
0421373564                05                 09/01/04           0.0000
0421373564                O                  08/01/19
0

9436251       E22/G02     F                  201,600.00         TX
                          180                200,891.89         1
                          5.7500             1674.11            80
                          5.5000             1674.11
DALLAS        TX 75214    5                  07/26/04           00
0421380130                05                 09/01/04           0.0000
0421380130                O                  08/01/19
0

9436609       T23/G02     F                  111,950.00         ZZ
                          180                111,573.19         1
                          6.2500             959.88             80
                          6.0000             959.88
VIENNA        OH 44473    5                  07/21/04           00
0438172512                05                 09/01/04           0.0000
7710                      O                  08/01/19
0

9436955       X12/G02     F                  100,000.00         ZZ
                          180                99,317.84          1
                          6.1250             850.63             19
                          5.8750             850.63
ALAMEDA       CA 94501    5                  06/10/04           00
0438171514                05                 08/01/04           0.0000
29155736                  O                  07/01/19
0

9437157       X12/G02     F                  70,000.00          ZZ
                          180                69,769.39          1
                          6.5000             609.78             73
                          6.2500             609.78
DAYTONA BEACH FL 32124    1                  07/09/04           00
0438182768                05                 09/01/04           0.0000
1638200024                N                  08/01/19
0

9438003       E22/G02     F                  60,000.00          ZZ
                          180                59,789.25          1
                          5.7500             498.25             22
                          5.5000             498.25
GRAND JUNCTIONCO 81503    5                  07/28/04           00
0421136169                05                 09/01/04           0.0000
0421136169                O                  08/01/19
0

9438021       E22/G02     F                  100,000.00         ZZ
                          180                99,670.56          1
                          6.5000             871.11             71
                          6.2500             871.11
HARRISONBURG  VA 22801    1                  08/02/04           00
0421242207                09                 09/01/04           0.0000
0421242207                N                  08/01/19
0

9438105       E22/G02     F                  333,700.00         ZZ
                          180                332,527.90         1
                          5.7500             2771.08            47
                          5.5000             2771.08
SAN JOSE      CA 95148    5                  07/26/04           00
0420676744                05                 09/01/04           0.0000
0420676744                O                  08/01/19
0

9438147       E22/G02     F                  94,500.00          ZZ
                          180                94,181.93          1
                          6.2500             810.26             90
                          6.0000             810.26
EL PASO       TX 79936    1                  07/28/04           01
0421303066                05                 09/01/04           25.0000
0421303066                O                  08/01/19
0

9438207       E22/G02     F                  168,000.00         TX
                          180                167,403.63         1
                          5.6250             1383.87            80
                          5.3750             1383.87
KINGSLAND     TX 78639    5                  07/27/04           00
0421414814                05                 09/01/04           0.0000
0421414814                O                  08/01/19
0

9438219       E22/G02     F                  106,400.00         TX
                          180                105,943.08         1
                          6.1250             905.06             80
                          5.8750             905.06
STAFFORD      TX 77477    5                  07/27/04           00
0421421173                05                 09/01/04           0.0000
0421421173                O                  08/01/19
0

9438245       E22/G02     F                  72,000.00          ZZ
                          180                71,744.41          1
                          5.6250             593.09             35
                          5.3750             593.09
OSCEOLA       IN 46561    2                  07/27/04           00
0421431255                05                 09/01/04           0.0000
0421431255                O                  08/01/19
0

9438439       E82/G02     F                  67,200.00          T
                          180                66,968.93          1
                          6.0000             567.07             79
                          5.7500             567.07
BYRDSTOWN     TN 38549    2                  07/30/04           00
0402000285                05                 09/01/04           0.0000
0402000285                O                  08/01/19
0

9440235       U05/G02     F                  130,000.00         ZZ
                          180                129,562.43         1
                          6.2500             1114.65            90
                          6.0000             1114.65
LAWRENCEVILLE GA 30045    2                  07/16/04           01
0438250474                05                 09/01/04           25.0000
3000643039                O                  08/01/19
0

9440293       U05/G02     F                  69,000.00          ZZ
                          180                68,770.23          1
                          6.3750             596.33             52
                          6.1250             596.33
MIAMI         FL 33126    5                  07/08/04           00
0438217119                01                 09/01/04           0.0000
3000638129                O                  08/01/19
0

9440317       U05/G02     F                  204,500.00         ZZ
                          180                203,804.27         1
                          6.1250             1739.53            66
                          5.8750             1739.53
ONTARIO       CA 91764    5                  07/08/04           00
0438192502                05                 09/01/04           0.0000
3000641353                O                  08/01/19
0

9440321       U05/G02     F                  195,000.00         ZZ
                          180                194,300.44         1
                          5.5000             1593.31            73
                          5.2500             1593.31
SOUTH GATE    CA 90280    5                  07/12/04           00
0438197451                05                 09/01/04           0.0000
3000645352                O                  08/01/19
0

9440609       T29/G02     F                  54,000.00          ZZ
                          180                53,806.27          1
                          5.5000             441.23             67
                          5.2500             441.23
CHEYENNE      WY 82001    5                  06/30/04           00
0438289936                05                 09/01/04           0.0000
0001604825                O                  08/01/19
0

9441081       P34/G02     F                  126,000.00         ZZ
                          180                125,584.90         2
                          6.5000             1097.60            90
                          6.2500             1097.60
PROVIDENCE    RI 02907    1                  07/27/04           10
0438184020                05                 09/01/04           20.0000
62835                     N                  08/01/19
0

9443155       E22/G02     F                  77,500.00          ZZ
                          120                77,027.09          1
                          6.0000             860.41             90
                          5.7500             860.41
MEMPHIS       TN 38116    5                  07/29/04           01
0421482878                05                 09/01/04           12.0000
0421482878                O                  08/01/14
0

9443171       E22/G02     F                  53,200.00          ZZ
                          180                53,022.85          1
                          6.3750             459.78             80
                          6.1250             459.78
OCALA         FL 34472    1                  08/02/04           00
0421498155                05                 09/01/04           0.0000
0421498155                N                  08/01/19
0

9443375       E22/G02     F                  73,500.00          ZZ
                          180                73,255.25          1
                          6.3750             635.22             70
                          6.1250             635.22
SUGAR LAND    TX 77479    1                  07/30/04           00
0421349226                01                 09/01/04           0.0000
0421349226                N                  08/01/19
0

9443509       E22/G02     F                  100,000.00         ZZ
                          180                99,552.46          1
                          5.8750             837.12             80
                          5.6250             837.12
COLORADO SPRINCO 80910    5                  07/29/04           00
0420804882                05                 09/01/04           0.0000
0420804882                O                  08/01/19
0

9444797       U05/G02     F                  85,000.00          ZZ
                          180                84,407.75          1
                          5.8750             711.55             63
                          5.6250             711.55
LANCASTER AREACA 93535    5                  06/22/04           00
0438189177                05                 08/01/04           0.0000
3000641790                O                  07/01/19
0

9444799       U05/G02     F                  84,000.00          ZZ
                          180                83,708.07          1
                          5.8750             703.18             38
                          5.6250             703.18
PALMDALE AREA CA 93551    2                  07/01/04           00
0438190845                05                 09/01/04           0.0000
3000643372                O                  08/01/19
0

9444815       U05/G02     F                  210,000.00         ZZ
                          180                208,582.64         2
                          6.2500             1800.59            75
                          6.0000             1800.59
BEACON        NY 12508    5                  06/30/04           00
0438194086                05                 08/01/04           0.0000
3000641144                O                  07/01/19
0

9444817       U05/G02     F                  161,000.00         ZZ
                          180                160,440.47         1
                          5.8750             1347.76            68
                          5.6250             1347.76
LITTLETON     CO 80120    5                  07/23/04           00
0438191298                05                 09/01/04           0.0000
3000648328                O                  08/01/19
0

9444821       U05/G02     F                  85,000.00          ZZ
                          180                84,704.60          1
                          5.8750             711.55             65
                          5.6250             711.55
MIAMI         FL 33176    5                  07/21/04           00
0438190076                05                 09/01/04           0.0000
3000646194                O                  08/01/19
0

9444827       U05/G02     F                  75,000.00          ZZ
                          180                74,504.50          1
                          6.5000             653.33             69
                          6.2500             653.33
SAINT GEORGE  UT 84770    2                  06/30/04           00
0438250649                09                 08/01/04           0.0000
3000642199                N                  07/01/19
0

9444829       U05/G02     F                  75,000.00          ZZ
                          180                74,504.50          1
                          6.5000             653.33             69
                          6.2500             653.33
SAINT GEORGE  UT 84770    2                  06/30/04           00
0438196404                09                 08/01/04           0.0000
3000642210                O                  07/01/19
0

9444831       U05/G02     F                  160,000.00         ZZ
                          180                159,467.20         1
                          6.3750             1382.80            79
                          6.1250             1382.80
FORT MYERS    FL 33912    5                  07/16/04           00
0438189326                03                 09/01/04           0.0000
3000643625                O                  08/01/19
0

9444923       U05/G02     F                  145,800.00         ZZ
                          180                145,298.66         1
                          6.0000             1230.34            90
                          5.7500             1230.34
TUCKER        GA 30084    1                  07/09/04           01
0438251043                05                 09/01/04           25.0000
3000643699                O                  08/01/19
0

9444947       U05/G02     F                  61,200.00          ZZ
                          180                60,998.38          1
                          6.5000             533.12             90
                          6.2500             533.12
ORANGE        TX 77632    1                  07/01/04           01
0438193369                05                 09/01/04           25.0000
3000628832                O                  08/01/19
0

9445015       E23/G02     F                  265,000.00         ZZ
                          180                264,079.04         1
                          5.8750             2218.36            80
                          5.6250             2218.36
PARAMOUNT     CA 90723    5                  07/21/04           00
0438185548                05                 09/01/04           0.0000
91002088                  O                  08/01/19
0

9445645       E22/G02     F                  126,000.00         ZZ
                          180                125,566.74         2
                          6.0000             1063.26            67
                          5.7500             1063.26
SCOTTSDALE    AZ 85257    2                  07/28/04           00
0421464975                05                 09/01/04           0.0000
0421464975                N                  08/01/19
0

9446621       K15/G02     F                  70,481.27          ZZ
                          180                70,231.07          1
                          5.6250             580.58             53
                          5.3750             580.58
CORPUS CHRISTITX 78410    2                  07/26/04           00
0438189201                05                 09/01/04           0.0000
019705522503              O                  08/01/19
0

9446724       E23/G02     F                  110,000.00         ZZ
                          180                108,524.33         1
                          5.5000             898.79             47
                          5.2500             898.79
CONCORD       CA 94521    5                  05/10/04           00
0437925753                09                 07/01/04           0.0000
61016250                  O                  06/01/19
0

9447515       U42/G02     F                  40,700.00          ZZ
                          180                40,567.36          1
                          6.6250             357.34             55
                          6.3750             357.34
FORT WORTH    TX 76119    5                  07/28/04           00
0438192494                05                 09/01/04           0.0000
33400425                  N                  08/01/19
0

9448803       E22/G02     F                  192,800.00         ZZ
                          180                192,800.00         1
                          5.8750             1613.96            80
                          5.6250             1613.96
LAS VEGAS     NV 89103    5                  07/28/04           00
0421464330                05                 10/01/04           0.0000
0421464330                O                  09/01/19
0

9449037       E82/G02     F                  96,000.00          ZZ
                          180                96,000.00          1
                          6.2500             823.13             72
                          6.0000             823.13
WINFIELD      MO 63389    2                  08/04/04           00
0401003025                05                 10/01/04           0.0000
0401003025                O                  09/01/19
0

9449445       E84/G02     F                  139,500.00         ZZ
                          180                138,994.24         1
                          5.3750             1130.60            59
                          5.1250             1130.60
JACKSONVILLE BFL 32250    5                  07/14/04           00
0438252686                05                 09/01/04           0.0000
93008064                  O                  08/01/19
0

9449457       286/286     F                  147,600.00         ZZ
                          176                146,568.90         1
                          6.2500             1282.96            68
                          6.0000             1282.96
ORMOND BEACH  FL 32174    1                  06/21/04           00
3421887                   05                 08/01/04           0.0000
3421887                   O                  03/01/19
0

9449461       286/286     F                  131,250.00         ZZ
                          180                130,808.22         1
                          6.2500             1125.37            75
                          6.0000             1125.37
CHICAGO       IL 60632    5                  07/16/04           00
3331455                   05                 09/01/04           0.0000
3331455                   O                  08/01/19
0

9449471       286/286     F                  233,000.00         ZZ
                          180                226,409.81         1
                          5.8750             1950.49            69
                          5.6250             1950.49
HILLSBOROUGH  NC 27278    5                  12/11/03           00
2968168                   05                 02/01/04           0.0000
2968168                   O                  01/01/19
0

9449473       286/286     F                  72,000.00          ZZ
                          180                71,245.62          1
                          5.8750             602.73             58
                          5.6250             602.73
GULF BREEZE   FL 32563    2                  05/05/04           00
3450282                   05                 07/01/04           0.0000
3450282                   O                  06/01/19
0

9449477       286/286     F                  32,800.00          ZZ
                          180                32,688.41          1
                          6.1250             279.01             66
                          5.8750             279.01
NEWPORT NEWS  VA 23608    2                  07/09/04           00
3262025                   01                 09/01/04           0.0000
3262025                   N                  08/01/19
0

9449481       286/286     F                  112,000.00         ZZ
                          180                111,610.75         1
                          5.8750             937.58             80
                          5.6250             937.58
DELAND        FL 32720    1                  07/12/04           00
3330888                   05                 09/01/04           0.0000
3330888                   N                  08/01/19
0

9449487       286/286     F                  185,000.00         ZZ
                          180                182,214.10         1
                          5.0000             1462.97            62
                          4.7500             1462.97
PHILADELPHIA  PA 19147    2                  04/06/04           00
3435447                   05                 06/01/04           0.0000
3435447                   O                  05/01/19
0

9449491       286/286     F                  282,000.00         ZZ
                          180                280,963.40         4
                          5.7500             2341.76            57
                          5.5000             2341.76
DIAMOND BAR   CA 91765    2                  07/07/04           00
3237563                   05                 09/01/04           0.0000
3237563                   O                  08/01/19
0

9449513       286/286     F                  60,000.00          ZZ
                          180                59,791.47          1
                          5.8750             502.28             54
                          5.6250             502.28
HEPHZIBAH     GA 30815    2                  07/13/04           00
3435364                   05                 09/01/04           0.0000
3435364                   O                  08/01/19
0

9449515       286/286     F                  70,000.00          ZZ
                          180                69,167.86          1
                          5.8750             585.99             68
                          5.6250             585.99
MINEOLA       TX 75773    2                  06/30/04           00
3372261                   05                 09/01/04           0.0000
3372261                   O                  08/01/19
0

9449521       286/286     F                  84,000.00          ZZ
                          180                83,732.09          1
                          6.8750             749.16             75
                          6.6250             749.16
HOUSTON       TX 77029    5                  07/12/04           00
3445726                   05                 09/01/04           0.0000
3445726                   N                  08/01/19
0

9449531       286/286     F                  183,750.00         ZZ
                          180                182,469.67         1
                          5.8750             1538.21            75
                          5.6250             1538.21
MANASSAS      VA 20111    2                  06/21/04           00
3355935                   05                 08/01/04           0.0000
3355935                   O                  07/01/19
0

9449533       286/286     F                  99,000.00          ZZ
                          180                98,331.82          1
                          6.2500             848.85             90
                          6.0000             848.85
KATY          TX 77449    1                  06/14/04           12
3444700                   05                 08/01/04           12.0000
3444700                   O                  07/01/19
0

9449541       286/286     F                  146,000.00         ZZ
                          180                144,982.70         1
                          5.8750             1222.20            60
                          5.6250             1222.20
SILVER SPRING MD 20906    2                  06/08/04           00
3353814                   05                 08/01/04           0.0000
3353814                   O                  07/01/19
0

9449549       286/286     F                  96,900.00          ZZ
                          180                96,238.98          1
                          6.1250             824.26             85
                          5.8750             824.26
VIDALIA       LA 71373    1                  06/23/04           21
3361640                   05                 08/01/04           25.0000
3361640                   O                  07/01/19
0

9449553       286/286     F                  59,800.00          ZZ
                          180                59,592.17          1
                          5.8750             500.60             44
                          5.6250             500.60
TUCSON        AZ 85711    2                  07/09/04           00
3422560                   05                 09/01/04           0.0000
3422560                   N                  08/01/19
0

9449557       286/286     F                  40,000.00          ZZ
                          180                39,730.02          1
                          6.2500             342.97             58
                          6.0000             342.97
AUGUSTA       GA 30906    5                  06/29/04           00
3373525                   05                 08/01/04           0.0000
3373525                   N                  07/01/19
0

9449561       286/286     F                  50,000.00          ZZ
                          180                49,662.52          1
                          6.2500             428.72             67
                          6.0000             428.72
AUGUSTA       GA 30906    5                  06/29/04           00
3373526                   05                 08/01/04           0.0000
3373526                   N                  07/01/19
0

9449569       286/286     F                  25,000.00          ZZ
                          180                24,831.26          1
                          6.2500             214.36             67
                          6.0000             214.36
AUGUSTA       GA 30906    5                  06/29/04           00
3373527                   05                 08/01/04           0.0000
3373527                   N                  07/01/19
0

9449573       286/286     F                  39,000.00          ZZ
                          180                38,736.76          1
                          6.2500             334.39             60
                          6.0000             334.39
AUGUSTA       GA 30906    5                  06/29/04           00
3373528                   05                 08/01/04           0.0000
3373528                   N                  07/01/19
0

9449581       286/286     F                  103,000.00         ZZ
                          180                102,630.48         1
                          5.5000             841.60             54
                          5.2500             841.60
CHARLOTTESVILLVA 22901    5                  07/09/04           00
3405773                   05                 09/01/04           0.0000
3405773                   O                  08/01/19
0

9449587       286/286     F                  200,000.00         ZZ
                          180                198,561.71         1
                          5.5000             1634.17            58
                          5.2500             1634.17
TIGER         GA 30576    2                  06/24/04           00
3358890                   05                 08/01/04           0.0000
3358890                   O                  07/01/19
0

9449593       286/286     F                  62,300.00          ZZ
                          180                61,888.41          1
                          6.5000             542.70             70
                          6.2500             542.70
FLOWER MOUND  TX 75028    5                  06/21/04           00
3397471                   05                 08/01/04           0.0000
3397471                   N                  07/01/19
0

9449603       286/286     F                  134,500.00         T
                          180                133,552.88         1
                          5.7500             1116.91            68
                          5.5000             1116.91
LITTLE ROCK   AR 72206    2                  06/25/04           00
3434749                   05                 08/01/04           0.0000
3434749                   O                  07/01/19
0

9449609       286/286     F                  251,000.00         ZZ
                          180                248,257.75         1
                          5.3750             2034.27            65
                          5.1250             2034.27
SAN DIEGO     CA 92114    5                  05/25/04           00
3430736                   05                 07/01/04           0.0000
3430736                   O                  06/01/19
0

9449619       286/286     F                  111,900.00         ZZ
                          180                111,120.30         1
                          5.8750             936.74             80
                          5.6250             936.74
AUSTIN        TX 78759    1                  06/29/04           00
3428404                   05                 08/01/04           0.0000
3428404                   N                  07/01/19
0

9449627       286/286     F                  52,500.00          ZZ
                          180                52,323.28          1
                          6.2500             450.15             75
                          6.0000             450.15
COLUMBUS      OH 43223    5                  07/13/04           00
3405965                   05                 09/01/04           0.0000
3405965                   N                  08/01/19
0

9449635       286/286     F                  114,000.00         ZZ
                          180                113,214.04         1
                          6.0000             962.00             95
                          5.7500             962.00
CARROLLTON    TX 75006    1                  06/17/04           01
3407849                   05                 08/01/04           30.0000
3407849                   O                  07/01/19
0

9449639       286/286     F                  50,000.00          ZZ
                          180                49,781.25          1
                          6.7500             442.46             29
                          6.5000             442.46
SAINT LOUIS   MO 63116    5                  07/14/04           00
3437437                   05                 09/01/04           0.0000
3437437                   O                  08/01/19
0

9449647       286/286     F                  36,000.00          ZZ
                          180                35,886.42          1
                          7.0000             323.58             60
                          6.7500             323.58
W COLUMBIA    SC 29169    5                  06/30/04           00
3446194                   05                 09/01/04           0.0000
3446194                   N                  08/01/19
0

9449651       286/286     F                  192,000.00         ZZ
                          180                97,174.74          1
                          5.7500             1594.39            80
                          5.5000             1594.39
RUSHVILLE     IL 62681    2                  01/16/04           00
3002399                   05                 03/01/04           0.0000
3002399                   O                  02/01/19
0

9449661       286/286     F                  83,000.00          ZZ
                          180                82,708.46          1
                          5.7500             689.25             77
                          5.5000             689.25
PERRYVILLE    MD 21903    1                  07/09/04           00
3349843                   07                 09/01/04           0.0000
3349843                   N                  08/01/19
0

9449667       286/286     F                  52,500.00          ZZ
                          180                52,149.41          1
                          6.3750             453.73             80
                          6.1250             453.73
EDMOND        OK 73034    5                  06/24/04           00
3385813                   05                 08/01/04           0.0000
3385813                   N                  07/01/19
0

9449671       286/286     F                  192,000.00         ZZ
                          180                191,332.73         4
                          5.8750             1607.27            80
                          5.6250             1607.27
BOWLING GREEN KY 42104    1                  07/15/04           00
3411889                   05                 09/01/04           0.0000
3411889                   N                  08/01/19
0

9449677       286/286     F                  101,500.00         ZZ
                          180                99,126.98          1
                          6.3750             877.22             33
                          6.1250             877.22
SAN DIEGO     CA 92105    5                  07/07/04           00
3397751                   05                 09/01/04           0.0000
3397751                   O                  08/01/19
0

9449689       286/286     F                  69,750.00          ZZ
                          180                69,520.21          1
                          6.5000             607.60             70
                          6.2500             607.60
DALLAS        TX 75228    5                  07/12/04           00
3391757                   05                 09/01/04           0.0000
3391757                   N                  08/01/19
0

9449701       286/286     F                  318,500.00         ZZ
                          180                317,249.05         1
                          5.7500             2644.86            70
                          5.5000             2644.86
RAMONA        CA 92065    5                  07/13/04           00
3253192                   05                 09/01/04           0.0000
3253192                   O                  08/01/19
0

9449711       286/286     F                  25,000.00          ZZ
                          180                24,918.52          1
                          6.6250             219.50             35
                          6.3750             219.50
AJO           AZ 85321    5                  07/07/04           00
3390192                   05                 09/01/04           0.0000
3390192                   N                  08/01/19
0

9449755       286/286     F                  204,000.00         ZZ
                          180                203,342.28         1
                          6.7500             1805.22            80
                          6.5000             1805.22
STOCKTON      CA 95219    1                  07/01/04           00
3406250                   05                 09/01/04           0.0000
3406250                   N                  08/01/19
0

9449761       286/286     F                  157,500.00         ZZ
                          180                156,952.60         4
                          6.1250             1339.74            80
                          5.8750             1339.74
ORLAND        CA 95963    5                  07/06/04           00
3419318                   05                 09/01/04           0.0000
3419318                   N                  08/01/19
0

9450786       E23/G02     F                  112,000.00         ZZ
                          180                110,826.56         1
                          5.8750             937.57             72
                          5.6250             937.57
AVONDALE      AZ 85323    2                  05/18/04           00
0437956733                03                 07/01/04           0.0000
41010583                  O                  06/01/19
0

9451337       U05/G02     F                  128,000.00         ZZ
                          180                127,564.53         1
                          6.1250             1088.80            55
                          5.8750             1088.80
LOVELAND      OH 45140    5                  07/26/04           00
0438194102                05                 09/01/04           0.0000
3000648492                O                  08/01/19
0

9452506       967/G02     F                  118,500.00         ZZ
                          180                117,218.80         1
                          5.5000             968.24             74
                          5.2500             968.24
BOISE         ID 83714    2                  05/17/04           00
0437951569                03                 07/01/04           0.0000
10345387                  N                  06/01/19
0

9452513       E22/G02     F                  41,250.00          ZZ
                          180                41,114.11          1
                          6.5000             359.33             75
                          6.2500             359.33
BOISE         ID 83704    1                  07/19/04           00
0421338922                01                 09/01/04           0.0000
0421338922                N                  08/01/19
0

9452677       E22/G02     F                  75,600.00          ZZ
                          180                75,600.00          1
                          5.6250             622.74             80
                          5.3750             622.74
NEW BRITAIN   CT 06053    1                  08/06/04           00
0421442310                01                 10/01/04           0.0000
0421442310                N                  09/01/19
0

9452749       E22/G02     F                  82,000.00          ZZ
                          180                82,000.00          1
                          5.6250             675.46             45
                          5.3750             675.46
FRESNO        CA 93703    5                  07/27/04           00
0421486374                05                 10/01/04           0.0000
0421486374                O                  09/01/19
0

9452803       E22/G02     F                  80,000.00          ZZ
                          180                79,736.44          1
                          6.5000             696.89             94
                          6.2500             696.89
MONTGOMERY    AL 36117    5                  08/02/04           10
0421318007                07                 09/01/04           25.0000
0421318007                O                  08/01/19
0

9452875       E22/G02     F                  62,000.00          ZZ
                          180                62,000.00          1
                          6.1250             527.39             45
                          5.8750             527.39
ROMEOVILLE    IL 60446    5                  08/06/04           00
0421552050                05                 10/01/04           0.0000
0421552050                N                  09/01/19
0

9453095       E82/G02     F                  149,700.00         ZZ
                          180                149,700.00         1
                          5.6250             1233.13            20
                          5.3750             1233.13
MOUNTAIN VIEW CA 94041    2                  08/02/04           00
0401012539                03                 10/01/04           0.0000
0401012539                O                  09/01/19
0

9453199       E22/G02     F                  142,500.00         ZZ
                          180                142,020.36         2
                          6.2500             1221.83            75
                          6.0000             1221.83
MIAMI         FL 33142    5                  08/02/04           00
0421113085                05                 09/01/04           0.0000
0421113085                O                  08/01/19
0

9453593       N74/G02     F                  112,500.00         ZZ
                          180                112,121.34         1
                          6.2500             964.60             90
                          6.0000             964.60
WHITE HALL    AR 71602    5                  07/30/04           10
0438215667                05                 09/04/04           25.0000
0035011010                O                  08/04/19
0

9453605       K15/G02     F                  75,000.00          TX
                          180                75,000.00          1
                          5.2500             602.91             73
                          5.0000             602.91
ALLEN         TX 75002    5                  08/02/04           00
0438201568                05                 10/01/04           0.0000
018805522807              O                  09/01/19
0

9455125       Q87/G02     F                  145,600.00         TX
                          180                145,088.59         1
                          5.7500             1209.08            80
                          5.5000             1209.08
AUSTIN        TX 78704    5                  07/30/04           00
0438201774                05                 09/04/04           0.0000
MEKA01                    O                  08/04/19
0

9455795       E22/G02     F                  140,000.00         ZZ
                          180                140,000.00         1
                          6.2500             1200.39            80
                          6.0000             1200.39
LAKE PARK     FL 33411    5                  08/03/04           00
0421429143                05                 10/01/04           0.0000
0421429143                O                  09/01/19
0

9455805       E22/G02     F                  88,350.00          ZZ
                          180                88,350.00          1
                          6.5000             769.62             95
                          6.2500             769.62
SHAWNEE       OK 74801    5                  08/03/04           01
0421438151                05                 10/01/04           25.0000
0421438151                O                  09/01/19
0

9455967       E22/G02     F                  72,500.00          ZZ
                          180                72,500.00          1
                          6.0000             611.80             60
                          5.7500             611.80
WILSON        NC 27893    5                  08/03/04           00
0421545211                05                 10/01/04           0.0000
0421545211                O                  09/01/19
0

9456041       E22/G02     F                  75,000.00          TX
                          180                75,000.00          1
                          6.1250             637.97             50
                          5.8750             637.97
KINGWOOD      TX 77339    5                  08/04/04           00
0421603150                03                 10/01/04           0.0000
0421603150                O                  09/01/19
0

9456157       E82/G02     F                  143,150.00         ZZ
                          180                143,150.00         1
                          6.2500             1227.40            63
                          6.0000             1227.40
CAROLINA BEACHNC 28428    2                  08/06/04           00
0401011127                05                 10/01/04           0.0000
0401011127                O                  09/01/19
0

9456169       E82/G02     F                  96,100.00          ZZ
                          180                96,100.00          1
                          5.7500             798.02             34
                          5.5000             798.02
JACKSON       CA 95642    2                  08/03/04           00
0401002886                05                 10/01/04           0.0000
0401002886                O                  09/01/19
0

9456183       E22/G02     F                  91,000.00          ZZ
                          180                91,000.00          1
                          5.6250             749.60             36
                          5.3750             749.60
HAMDEN        CT 06517    2                  08/03/04           00
0421260456                05                 10/01/04           0.0000
0421260456                O                  09/01/19
0

9456793       B28/G02     F                  85,600.00          ZZ
                          180                85,308.78          1
                          6.1250             728.14             80
                          5.8750             728.14
LYONS         IL 60534    1                  08/02/04           00
0438220378                05                 09/01/04           0.0000
21800292                  O                  08/01/19
0

9458397       K15/G02     F                  107,000.00         ZZ
                          180                106,624.17         1
                          5.7500             888.54             57
                          5.5000             888.54
SHERWOOD      OR 97140    5                  07/27/04           00
0438203184                05                 09/01/04           0.0000
017905523295              O                  08/01/19
0

9459071       E82/G02     F                  100,000.00         ZZ
                          180                99,652.46          1
                          5.8750             837.12             61
                          5.6250             837.12
SMITHVILLE    TX 78957    1                  07/22/04           00
0401011309                05                 09/01/04           0.0000
0401011309                O                  08/01/19
0

9459359       E22/G02     F                  162,500.00         ZZ
                          180                162,500.00         1
                          5.5000             1327.76            40
                          5.2500             1327.76
LOS ANGELES   CA 90065    5                  08/05/04           00
0421661166                05                 10/01/04           0.0000
0421661166                O                  09/01/19
0

9459579       E22/G02     F                  176,000.00         ZZ
                          180                176,000.00         1
                          6.1250             1497.10            80
                          5.8750             1497.10
WATERLOO      IL 62298    1                  08/10/04           00
0421434457                05                 10/01/04           0.0000
0421434457                O                  09/01/19
0

9459589       U05/G02     F                  122,250.00         ZZ
                          180                121,847.26         1
                          6.5000             1064.93            75
                          6.2500             1064.93
PORTLAND      OR 97206    5                  07/28/04           00
0438200081                05                 09/01/04           0.0000
3460421                   N                  08/01/19
0

9459649       E82/G02     F                  130,000.00         ZZ
                          180                130,000.00         1
                          6.0000             1097.01            50
                          5.7500             1097.01
PHELAN        CA 92371    5                  08/05/04           00
0401005145                05                 10/01/04           0.0000
0401005145                O                  09/01/19
0

9461321       883/G02     F                  100,835.00         ZZ
                          180                100,835.00         1
                          6.2500             864.58             68
                          6.0000             864.58
PORT SAINT LUCFL 34953    1                  08/05/04           00
0438208076                05                 10/01/04           0.0000
48001468                  O                  09/01/19
0

9461351       758/G02     F                  49,200.00          ZZ
                          180                49,037.92          1
                          6.5000             428.58             80
                          6.2500             428.58
HOUSTON       TX 77030    1                  07/15/04           00
0438233967                01                 09/01/04           0.0000
1160000144                N                  08/01/19
0

9461889       K60/G02     F                  60,000.00          ZZ
                          180                59,798.05          1
                          6.2500             514.45             32
                          6.0000             514.45
NEW SMYRNA BEAFL 32168    5                  08/02/04           00
0438200289                05                 09/01/04           0.0000
0001090960                O                  08/01/19
0

9462271       313/G02     F                  50,000.00          ZZ
                          180                49,835.27          1
                          6.5000             435.56             79
                          6.2500             435.56
DALLAS        TX 75219    1                  07/14/04           00
0438208746                01                 09/01/04           0.0000
10299204                  N                  08/01/19
0

9462417       E22/G02     F                  66,073.00          ZZ
                          180                65,848.22          1
                          6.1250             562.03             74
                          5.8750             562.03
CONROE        TX 77303    2                  08/06/04           00
0421411364                05                 09/01/04           0.0000
0421411364                O                  08/01/19
0

9462563       E22/G02     F                  81,200.00          ZZ
                          180                81,200.00          1
                          6.3750             701.77             79
                          6.1250             701.77
DALLAS        TX 75211    2                  08/06/04           00
0421508896                05                 10/01/04           0.0000
0421508896                O                  09/01/19
0

9462567       E22/G02     F                  36,300.00          ZZ
                          180                36,300.00          1
                          6.2500             311.24             23
                          6.0000             311.24
CYPRESS       TX 77429    1                  08/11/04           00
0421510751                03                 10/01/04           0.0000
0421510751                N                  09/01/19
0

9462661       E22/G02     F                  268,000.00         ZZ
                          180                268,000.00         1
                          5.8750             2243.48            78
                          5.6250             2243.48
N.MYRTLE BEACHSC 29582    5                  08/06/04           00
0421546383                03                 10/01/04           0.0000
0421546383                O                  09/01/19
0

9462677       E22/G02     F                  70,000.00          ZZ
                          180                70,000.00          1
                          6.0000             590.70             78
                          5.7500             590.70
KATY          TX 77449    2                  08/06/04           00
0421561515                03                 10/01/04           0.0000
0421561515                O                  09/01/19
0

9462921       E23/G02     F                  193,000.00         ZZ
                          180                193,000.00         1
                          5.6250             1589.80            75
                          5.3750             1589.80
TURLOCK       CA 95382    5                  08/02/04           00
0438207243                05                 10/01/04           0.0000
64005193                  O                  09/01/19
0

9463199       E82/G02     F                  220,000.00         ZZ
                          180                220,000.00         1
                          5.7500             1826.90            33
                          5.5000             1826.90
LOS ANGELES   CA 90066    5                  08/06/04           00
0400985263                05                 10/01/04           0.0000
0400985263                O                  09/01/19
0

9463215       E82/G02     F                  52,300.00          ZZ
                          180                52,300.00          1
                          6.1250             444.88             31
                          5.8750             444.88
OREM          UT 84058    2                  08/09/04           00
0401011184                05                 10/01/04           0.0000
0401011184                O                  09/01/19
0

9463819       N74/G02     F                  85,500.00          ZZ
                          180                85,169.66          1
                          6.0000             721.50             90
                          5.7500             721.50
CRUMPLER      NC 28617    5                  08/05/04           10
0438230484                05                 09/10/04           25.0000
0035028010                O                  08/10/19
0

9464873       P27/G02     F                  60,000.00          ZZ
                          180                59,798.05          1
                          6.2500             514.45             41
                          6.0000             514.45
VICTORVILLE   CA 92394    5                  07/20/04           00
0438273674                05                 09/01/04           0.0000
3101337933                O                  08/01/19
0

9465459       E22/G02     F                  75,000.00          ZZ
                          180                75,000.00          1
                          5.8750             627.84             75
                          5.6250             627.84
BUSH          LA 70431    5                  08/07/04           00
0421547662                05                 10/01/04           0.0000
0421547662                O                  09/01/19
0

9466244       L68/G02     F                  34,500.00          ZZ
                          180                34,291.15          1
                          7.0000             310.10             60
                          6.7500             310.10
MOUNT STERLINGKY 40353    5                  07/08/04           00
0438118945                05                 09/01/04           0.0000
9103139                   N                  08/01/19
0

9466903       E84/G02     F                  127,500.00         ZZ
                          180                127,066.23         2
                          6.1250             1084.55            85
                          5.8750             1084.55
AKRON         OH 44305    5                  07/30/04           04
0438279986                05                 09/01/04           25.0000
1101179033                O                  08/01/19
0

9467141       U05/G02     F                  117,000.00         ZZ
                          180                116,614.55         1
                          6.5000             1019.20            75
                          6.2500             1019.20
PORTLAND      OR 97220    5                  07/28/04           00
0438238305                05                 09/01/04           0.0000
3460423                   N                  08/01/19
0

9467419       956/G02     F                  155,000.00         ZZ
                          180                153,873.58         1
                          5.3750             1256.22            41
                          5.1250             1256.22
VAN NUYS      CA 91401    5                  06/15/04           00
0438306805                05                 08/01/04           0.0000
1514050061                O                  07/01/19
0

9467421       956/G02     F                  86,000.00          ZZ
                          180                85,407.08          1
                          6.0000             725.72             36
                          5.7500             725.72
TAMPA         FL 33626    2                  06/04/04           00
0438306813                03                 08/01/04           0.0000
4114050041                O                  07/01/19
0

9467425       956/G02     F                  129,500.00         ZZ
                          180                128,051.82         1
                          5.3750             1049.55            56
                          5.1250             1049.55
FAYETTEVILLE  GA 30214    2                  05/21/04           00
0438306821                05                 07/01/04           0.0000
4614050042                O                  06/01/19
0

9467427       956/G02     F                  78,750.00          ZZ
                          180                78,108.91          1
                          5.7500             653.95             75
                          5.5000             653.95
INDIANAPOLIS  IN 46201    5                  06/21/04           00
0438306839                05                 08/01/04           0.0000
4914060016                O                  07/01/19
0

9468123       E84/G02     F                  300,000.00         ZZ
                          180                298,935.05         1
                          5.6250             2471.20            16
                          5.3750             2471.20
LEAWOOD       KS 66211    2                  07/27/04           00
0438252884                03                 09/01/04           0.0000
1101175399                O                  08/01/19
0

9468195       H49/G02     F                  83,920.00          E
                          180                83,649.43          1
                          6.7500             742.62             80
                          6.5000             742.62
MIDDLEBERG    FL 32068    1                  07/22/04           00
0438214215                03                 09/01/04           0.0000
1505002057                O                  08/01/19
0

9468327       U05/G02     F                  111,000.00         ZZ
                          180                110,610.12         1
                          5.7500             921.76             68
                          5.5000             921.76
WINCHESTER    VA 22603    5                  07/28/04           00
0438222614                05                 09/01/04           0.0000
3000648816                O                  08/01/19
0

9468351       U05/G02     F                  257,200.00         TX
                          180                256,324.98         1
                          6.1250             2187.81            80
                          5.8750             2187.81
GARLAND       TX 75043    2                  07/30/04           00
0438224362                05                 09/01/04           0.0000
3000647341                O                  08/01/19
0

9468363       U05/G02     F                  180,000.00         TX
                          180                180,000.00         1
                          5.5000             1470.75            60
                          5.2500             1470.75
HOUSTON       TX 77019    5                  08/02/04           00
0438216665                07                 10/01/04           0.0000
3000649993                O                  09/01/19
0

9468867       Y65/G02     F                  270,000.00         ZZ
                          180                269,110.51         1
                          6.5000             2351.99            45
                          6.2500             2351.99
WHITESTONE    NY 11357    5                  07/16/04           00
0438276446                05                 09/01/04           0.0000
40171800                  O                  08/01/19
0

9468903       Y65/G02     F                  72,300.00          ZZ
                          180                71,550.44          1
                          6.0000             610.11             25
                          5.7500             610.11
AZUSA         CA 91702    5                  05/17/04           00
0438276552                05                 07/01/04           0.0000
40160471                  O                  06/01/19
0

9468963       Y65/G02     F                  175,000.00         ZZ
                          180                174,391.81         1
                          5.8750             1464.96            48
                          5.6250             1464.96
LONG BEACH    CA 90804    5                  07/07/04           00
0438276198                05                 09/01/04           0.0000
40173599                  N                  08/01/19
0

9468999       Y65/G02     F                  265,000.00         ZZ
                          180                264,069.20         1
                          5.7500             2200.59            57
                          5.5000             2200.59
BRONX         NY 10461    1                  07/22/04           00
0438276909                05                 09/01/04           0.0000
L17729                    O                  08/01/19
0

9469029       Y65/G02     F                  148,800.00         ZZ
                          180                148,277.35         1
                          5.7500             1235.65            80
                          5.5000             1235.65
AUSTIN        TX 78733    1                  07/22/04           00
0438276461                05                 09/01/04           0.0000
40179984                  O                  08/01/19
0

9469073       Y65/G02     F                  170,000.00         ZZ
                          180                169,409.19         1
                          5.8750             1423.10            63
                          5.6250             1423.10
OCEANSIDE     CA 92056    5                  07/02/04           00
0438276081                01                 09/01/04           0.0000
40154706                  N                  08/01/19
0

9469137       Y65/G02     F                  132,000.00         ZZ
                          180                131,541.25         1
                          5.8750             1105.00            80
                          5.6250             1105.00
WAUKEGAN      IL 60085    2                  07/16/04           00
0438276297                05                 09/01/04           0.0000
40176832                  O                  08/01/19
0

9469173       Y65/G02     F                  73,000.00          ZZ
                          180                72,202.45          1
                          5.3750             591.64             23
                          5.1250             591.64
LOS ANGELES (NCA 91605    5                  05/07/04           00
0438245565                05                 07/01/04           0.0000
40157388                  O                  06/01/19
0

9469645       E22/G02     F                  128,000.00         ZZ
                          180                128,000.00         1
                          5.6250             1054.38            80
                          5.3750             1054.38
HOUSTON       TX 77077    1                  08/13/04           00
0421487596                03                 10/01/04           0.0000
0421487596                O                  09/01/19
0

9469867       E22/G02     F                  144,000.00         ZZ
                          180                144,000.00         2
                          5.8750             1205.45            42
                          5.6250             1205.45
WEST WINDSOR  NJ 08540    2                  08/13/04           00
0421297953                05                 10/01/04           0.0000
0421297953                N                  09/01/19
0

9470669       E82/G02     F                  47,000.00          ZZ
                          180                47,000.00          1
                          6.1250             399.79             29
                          5.8750             399.79
PEMBROKE PINESFL 33025    2                  08/09/04           00
0401013032                09                 10/01/04           0.0000
0401013032                O                  09/01/19
0

9470993       W53/G02     F                  106,800.00         ZZ
                          180                105,738.72         1
                          6.5000             930.35             73
                          6.2500             930.35
FAIRBURN      GA 30213    2                  05/05/04           00
0438227951                05                 07/01/04           0.0000
1308002247                N                  06/01/19
0

9472311       U05/G02     F                  140,000.00         T
                          180                139,538.78         1
                          6.5000             1219.55            80
                          6.2500             1219.55
AUSTIN        TX 78705    1                  07/30/04           00
0438233520                01                 09/01/04           0.0000
3000651063                O                  08/01/19
0

9473075       E22/G02     F                  310,000.00         ZZ
                          180                310,000.00         1
                          5.5000             2532.96            79
                          5.2500             2532.96
ELK GROVE     CA 95758    1                  08/09/04           00
0421635186                03                 10/01/04           0.0000
0421635186                O                  09/01/19
0

9473343       E22/G02     F                  66,725.00          ZZ
                          180                66,725.00          1
                          6.1250             567.58             85
                          5.8750             567.58
NEW ALBANY    IN 47150    5                  08/10/04           10
0421398926                05                 10/01/04           6.0000
0421398926                O                  09/01/19
0

9473381       E22/G02     F                  80,000.00          ZZ
                          180                80,000.00          1
                          5.8750             669.69             78
                          5.6250             669.69
UNION GAP     WA 98903    2                  08/09/04           00
0421434754                05                 10/01/04           0.0000
0421434754                O                  09/01/19
0

9473407       E22/G02     F                  88,000.00          ZZ
                          180                88,000.00          1
                          5.6250             724.88             80
                          5.3750             724.88
FLORISSANT    MO 63031    1                  08/16/04           00
0421457078                05                 10/01/04           0.0000
0421457078                O                  09/01/19
0

9473533       E22/G02     F                  91,568.00          ZZ
                          180                91,568.00          1
                          6.0000             772.70             80
                          5.7500             772.70
SUGAR LAND    TX 77479    1                  08/11/04           00
0421523184                01                 10/01/04           0.0000
0421523184                N                  09/01/19
0

9473535       E22/G02     F                  74,250.00          ZZ
                          180                74,250.00          2
                          5.7500             616.58             75
                          5.5000             616.58
LAKELAND      FL 33813    2                  08/16/04           00
0421523523                05                 10/01/04           0.0000
0421523523                N                  09/01/19
0

9473569       E22/G02     F                  231,000.00         ZZ
                          180                231,000.00         4
                          6.7500             2044.14            70
                          6.5000             2044.14
MEMPHIS       TN 38104    2                  08/16/04           00
0421542309                05                 10/01/04           0.0000
0421542309                N                  09/01/19
0

9474285       E82/G02     F                  148,900.00         ZZ
                          180                148,900.00         1
                          5.7500             1236.48            79
                          5.5000             1236.48
COVENTRY      RI 02816    2                  08/13/04           00
0401017447                05                 10/01/04           0.0000
0401017447                O                  09/01/19
0

9476107       E22/G02     F                  112,000.00         TX
                          180                112,000.00         1
                          6.2500             960.31             80
                          6.0000             960.31
HOUSTON       TX 77014    5                  08/12/04           00
0421658980                03                 10/01/04           0.0000
0421658980                O                  09/01/19
0

9476125       E22/G02     F                  41,500.00          ZZ
                          180                41,500.00          1
                          6.2500             355.83             57
                          6.0000             355.83
WAYNESBURG    KY 40489    2                  08/17/04           00
0421680398                05                 10/01/04           0.0000
0421680398                N                  09/01/19
0

9476149       E22/G02     F                  91,400.00          ZZ
                          180                91,400.00          1
                          5.7500             758.99             80
                          5.5000             758.99
SAINT GEORGE  UT 84790    1                  08/13/04           00
0421697533                09                 10/01/04           0.0000
0421697533                N                  09/01/19
0

9476647       E22/G02     F                  110,000.00         ZZ
                          180                110,000.00         1
                          6.0000             928.24             75
                          5.7500             928.24
PALM COAST    FL 32137    5                  08/12/04           00
0421619057                03                 10/01/04           0.0000
0421619057                O                  09/01/19
0

9476661       E22/G02     F                  63,000.00          ZZ
                          180                63,000.00          1
                          6.1250             535.89             80
                          5.8750             535.89
ROCKY MOUNT   MO 65072    5                  08/12/04           00
0421624727                05                 10/01/04           0.0000
0421624727                O                  09/01/19
0

9477209       E82/G02     F                  106,000.00         ZZ
                          180                106,000.00         1
                          5.8750             887.35             43
                          5.6250             887.35
MIAMI         FL 33173    2                  08/11/04           00
0401014659                03                 10/01/04           0.0000
0401014659                O                  09/01/19
0

9478519       U35/G02     F                  39,750.00          ZZ
                          180                39,750.00          1
                          6.6250             349.00             75
                          6.3750             349.00
WAUPUN        WI 53963    5                  08/16/04           00
0438274623                05                 10/01/04           0.0000
90225976                  N                  09/01/19
0

9479265       X67/G02     F                  146,000.00         ZZ
                          180                145,487.18         2
                          5.7500             1212.40            48
                          5.5000             1212.40
LOS ANGELES   CA 90062    5                  07/19/04           00
0438237851                05                 09/01/04           0.0000
0000447144                O                  08/01/19
0

9481255       E22/G02     F                  178,500.00         ZZ
                          180                178,500.00         1
                          5.6250             1470.36            65
                          5.3750             1470.36
TALLAPOOSA    GA 30176    5                  08/13/04           00
0421689415                05                 10/01/04           0.0000
0421689415                O                  09/01/19
0

9481377       E22/G02     F                  124,800.00         ZZ
                          180                124,800.00         1
                          6.0000             1053.13            80
                          5.7500             1053.13
LAKE WORTH    FL 33461    2                  08/13/04           00
0421189630                05                 10/01/04           0.0000
0421189630                O                  09/01/19
0

9481471       E22/G02     F                  50,400.00          ZZ
                          180                50,400.00          1
                          5.6250             415.16             80
                          5.3750             415.16
CARLYLE       IL 62231    5                  08/13/04           00
0421487968                05                 10/01/04           0.0000
0421487968                O                  09/01/19
0

9481531       E22/G02     F                  171,000.00         ZZ
                          180                171,000.00         1
                          5.5000             1397.21            79
                          5.2500             1397.21
DUMFRIES      VA 22026    2                  08/13/04           00
0421534041                09                 10/01/04           0.0000
0421534041                O                  09/01/19
0

9481533       E22/G02     F                  192,500.00         ZZ
                          180                192,500.00         1
                          5.8750             1611.45            70
                          5.6250             1611.45
BALLWIN       MO 63011    5                  08/13/04           00
0421534975                03                 10/01/04           0.0000
0421534975                O                  09/01/19
0

9481557       E22/G02     F                  93,300.00          TX
                          120                93,300.00          1
                          5.7500             1024.15            78
                          5.5000             1024.15
HOUSTON       TX 77035    5                  08/12/04           00
0421548116                05                 10/01/04           0.0000
0421548116                O                  09/01/14
0

9482753       T08/G02     F                  100,000.00         ZZ
                          180                99,674.09          1
                          6.6250             877.99             41
                          6.3750             877.99
OCALA         FL 34481    1                  07/13/04           00
0438239931                05                 09/01/04           0.0000
11082230                  O                  08/01/19
0

9482911       U85/G02     F                  52,800.00          ZZ
                          180                52,800.00          1
                          6.0000             445.56             80
                          5.7500             445.56
ALBERT LEA    MN 56007    5                  08/17/04           00
0438274763                05                 10/01/04           0.0000
TQS19MN                   O                  09/01/19
0

9483075       N74/G02     F                  52,000.00          ZZ
                          180                51,813.45          1
                          5.5000             424.88             40
                          5.2500             424.88
ASHEVILLE     NC 28805    5                  08/12/04           00
0438253296                05                 09/17/04           0.0000
0035047010                O                  08/17/19
0

9483931       A46/G02     F                  139,500.00         ZZ
                          180                139,500.00         2
                          6.0000             1177.18            90
                          5.7500             1177.18
HOUSTON       TX 77042    1                  08/11/04           04
0438276172                05                 10/01/04           12.0000
0302045                   O                  09/01/19
0

9483963       B76/G02     F                  100,330.00         ZZ
                          180                100,330.00         1
                          6.8750             894.80             79
                          6.6250             894.80
MEDINA        OH 44256    5                  08/13/04           00
0438279879                05                 10/01/04           0.0000
4992558                   O                  09/01/19
0

9485725       E22/G02     F                  60,325.00          ZZ
                          180                60,325.00          1
                          6.2500             517.24             95
                          6.0000             517.24
MEMPHIS       TN 38127    5                  08/10/04           01
0421531013                05                 10/01/04           25.0000
0421531013                O                  09/01/19
0

9485879       E82/G02     F                  57,600.00          ZZ
                          180                57,600.00          1
                          6.0000             486.06             80
                          5.7500             486.06
TOLEDO        OH 43615    2                  08/13/04           00
0401012638                05                 10/01/04           0.0000
0401012638                O                  09/01/19
0

9485913       E82/G02     F                  61,500.00          ZZ
                          180                61,500.00          2
                          6.8750             548.49             59
                          6.6250             548.49
ELOY          AZ 85231    2                  08/20/04           00
0401016001                05                 10/01/04           0.0000
0401016001                N                  09/01/19
0

9487153       Y44/G02     F                  97,000.00          ZZ
                          180                97,000.00          1
                          5.8750             812.00             66
                          5.6250             812.00
BAKERSFIELD   CA 93304    5                  08/03/04           00
0438281628                05                 10/01/04           0.0000
1392054                   O                  09/01/19
0

9491097       E22/G02     F                  61,700.00          ZZ
                          180                61,700.00          1
                          6.1250             524.84             95
                          5.8750             524.84
MONTEVALLO    AL 35115    5                  08/16/04           10
0421268244                05                 10/01/04           25.0000
0421268244                O                  09/01/19
0

9491147       E22/G02     F                  41,250.00          ZZ
                          180                41,250.00          1
                          6.8750             367.89             75
                          6.6250             367.89
SOUTH BEND    IN 46628    5                  08/20/04           00
0421386236                05                 10/01/04           0.0000
0421386236                N                  09/01/19
0

9491287       E22/G02     F                  65,600.00          ZZ
                          180                65,600.00          1
                          5.7500             544.75             80
                          5.5000             544.75
NEW BRITAIN   CT 06052    1                  08/20/04           00
0421592478                01                 10/01/04           0.0000
0421592478                N                  09/01/19
0

9491525       E22/G02     F                  31,500.00          ZZ
                          180                31,500.00          1
                          7.0000             283.13             75
                          6.7500             283.13
SOUTH BEND    IN 46628    5                  08/20/04           00
0421460353                05                 10/01/04           0.0000
0421460353                N                  09/01/19
0

9491539       E22/G02     F                  31,500.00          ZZ
                          180                31,500.00          1
                          6.8750             280.93             74
                          6.6250             280.93
SOUTH BEND    IN 46628    5                  08/20/04           00
0421476110                05                 10/01/04           0.0000
0421476110                N                  09/01/19
0

9491737       E22/G02     F                  70,000.00          ZZ
                          180                70,000.00          2
                          6.5000             609.78             65
                          6.2500             609.78
CHICAGO HEIGHTIL 60411    5                  08/20/04           00
0421761792                05                 10/01/04           0.0000
0421761792                N                  09/01/19
0

9493799       J40/G02     F                  80,000.00          ZZ
                          180                80,000.00          1
                          6.1250             680.50             46
                          5.8750             680.50
SAVANNAH      TN 38372    5                  08/12/04           00
0438277865                05                 10/01/04           0.0000
7824149                   O                  09/01/19
0

9494039       E23/G02     F                  154,000.00         ZZ
                          180                154,000.00         1
                          5.6250             1268.55            35
                          5.3750             1268.55
SANTA CRUZ    CA 95062    2                  08/10/04           00
0438274052                09                 10/01/04           0.0000
63005318                  O                  09/01/19
0

9494613       E22/G02     F                  42,000.00          ZZ
                          180                42,000.00          1
                          6.5000             365.87             60
                          6.2500             365.87
BIRMINGHAM    AL 35224    2                  08/23/04           00
0421342858                05                 10/01/04           0.0000
0421342858                N                  09/01/19
0

9494791       E82/G02     F                  123,850.00         ZZ
                          180                123,850.00         1
                          5.8750             1036.77            67
                          5.6250             1036.77
HOUSTON       TX 77094    2                  08/18/04           00
0401005731                09                 10/01/04           0.0000
0401005731                O                  09/01/19
0

9494853       E82/G02     F                  136,100.00         ZZ
                          180                136,100.00         1
                          6.0000             1148.49            26
                          5.7500             1148.49
CROSS RIVER   NY 10518    2                  08/20/04           00
0401019625                05                 10/01/04           0.0000
0401019625                O                  09/01/19
0

9499881       E22/G02     F                  73,400.00          ZZ
                          180                73,400.00          1
                          5.7500             609.52             78
                          5.5000             609.52
ARLINGTON     TX 76015    2                  08/23/04           00
0421448051                05                 10/01/04           0.0000
0421448051                N                  09/01/19
0

9499885       E22/G02     F                  181,500.00         ZZ
                          180                181,500.00         1
                          5.6250             1495.07            75
                          5.3750             1495.07
LAKEWOOD      CO 80214    5                  08/19/04           00
0421451220                05                 10/01/04           0.0000
0421451220                O                  09/01/19
0

9500013       E22/G02     F                  90,000.00          ZZ
                          180                90,000.00          1
                          6.0000             759.47             90
                          5.7500             759.47
WICHITA       KS 67209    1                  08/23/04           10
0421682691                05                 10/01/04           30.0000
0421682691                O                  09/01/19
0

9500143       E22/G02     F                  58,500.00          ZZ
                          180                58,500.00          1
                          6.0000             493.66             89
                          5.7500             493.66
STALEY        NC 27355    2                  08/19/04           01
0421785924                05                 10/01/04           12.0000
0421785924                O                  09/01/19
0

9500159       E82/G02     F                  58,900.00          ZZ
                          180                58,900.00          2
                          6.8750             525.30             58
                          6.6250             525.30
PHILADELPHIA  PA 19149    2                  08/19/04           00
0401006259                05                 10/01/04           0.0000
0401006259                N                  09/01/19
0

9500225       E22/G02     F                  75,100.00          ZZ
                          180                75,100.00          1
                          6.5000             654.20             87
                          6.2500             654.20
CHARLOTTE     NC 28208    2                  08/24/04           04
0421525148                05                 10/01/04           20.0000
0421525148                N                  09/01/19
0

9500277       E22/G02     F                  189,600.00         ZZ
                          180                189,600.00         1
                          5.5000             1549.19            80
                          5.2500             1549.19
JACKSONVILLE  AL 36265    1                  08/24/04           00
0421655267                05                 10/01/04           0.0000
0421655267                O                  09/01/19
0

9500291       E22/G02     F                  302,000.00         ZZ
                          180                302,000.00         1
                          5.6250             2487.67            37
                          5.3750             2487.67
RALEIGH       NC 27606    2                  08/19/04           00
0421663576                05                 10/01/04           0.0000
0421663576                O                  09/01/19
0

9500293       E22/G02     F                  70,000.00          ZZ
                          180                70,000.00          1
                          5.8750             585.98             78
                          5.6250             585.98
OXFORD        AL 36203    2                  08/19/04           00
0421666447                05                 10/01/04           0.0000
0421666447                O                  09/01/19
0

9500957       Y65/G02     F                  159,000.00         ZZ
                          180                158,441.53         1
                          5.7500             1320.35            51
                          5.5000             1320.35
PASADENA      CA 91103    2                  07/07/04           00
0438282493                05                 09/01/04           0.0000
40172797                  O                  08/01/19
0

9501007       Y65/G02     F                  96,000.00          ZZ
                          120                95,398.15          1
                          5.5000             1041.85            31
                          5.2500             1041.85
LOS ANGELES   CA 91402    2                  07/13/04           00
0438282329                05                 09/01/04           0.0000
40178639                  O                  08/01/14
0

9501075       642/G02     F                  107,200.00         ZZ
                          180                107,200.00         1
                          5.8750             897.39             80
                          5.6250             897.39
SANFORD       ME 04073    1                  08/19/04           00
0438292898                05                 10/01/04           0.0000
08109804                  O                  09/01/19
0

9501125       N74/G02     F                  114,300.00         ZZ
                          180                113,915.28         4
                          6.2500             980.03             90
                          6.0000             980.03
GREENSBORO    NC 27406    1                  08/13/04           01
0438284754                05                 09/13/04           25.0000
2200002291                N                  08/13/19
0

9503503       E22/G02     F                  325,000.00         ZZ
                          180                325,000.00         1
                          5.7500             2698.83            78
                          5.5000             2698.83
BENT MOUNTAIN VA 24059    5                  08/20/04           00
0421464546                05                 10/01/04           0.0000
0421464546                O                  09/01/19
0

9503559       E22/G02     F                  165,000.00         ZZ
                          180                165,000.00         1
                          5.5000             1348.19            75
                          5.2500             1348.19
SELMA         CA 93662    2                  08/13/04           00
0421580127                05                 10/01/04           0.0000
0421580127                O                  09/01/19
0

9503599       E22/G02     F                  75,000.00          ZZ
                          180                75,000.00          1
                          5.6250             617.80             36
                          5.3750             617.80
UPPER MT. BETHPA 18343    1                  08/13/04           00
0421245838                05                 10/01/04           0.0000
0421245838                O                  09/01/19
0

9503725       E22/G02     F                  93,600.00          TX
                          180                93,600.00          1
                          5.8750             783.54             80
                          5.6250             783.54
SPRING        TX 77389    5                  08/20/04           00
0421735515                03                 10/01/04           0.0000
0421735515                O                  09/01/19
0

9503835       E82/G02     F                  116,100.00         ZZ
                          180                116,100.00         1
                          5.8750             971.89             63
                          5.6250             971.89
FRUITLAND     MD 21826    2                  08/20/04           00
0401018809                05                 10/01/04           0.0000
0401018809                O                  09/01/19
0

9503839       E82/G02     F                  170,000.00         ZZ
                          180                170,000.00         1
                          5.8750             1423.10            82
                          5.6250             1423.10
FAIRHOPE      AL 36532    2                  08/23/04           10
0401011705                05                 10/01/04           6.0000
0401011705                O                  09/01/19
0

9503845       E82/G02     F                  168,000.00         ZZ
                          180                168,000.00         1
                          5.8750             1406.36            46
                          5.6250             1406.36
NORTH KINGSTOWRI 02852    2                  08/23/04           00
0401018700                01                 10/01/04           0.0000
0401018700                O                  09/01/19
0

9503853       E82/G02     F                  81,200.00          ZZ
                          180                81,200.00          1
                          5.8750             679.74             29
                          5.6250             679.74
SHARON        CT 06069    2                  08/23/04           00
0401014915                05                 10/01/04           0.0000
0401014915                O                  09/01/19
0

9504635       E84/G02     F                  43,400.00          ZZ
                          180                43,400.00          1
                          6.5000             378.06             69
                          6.2500             378.06
NORTH CHARLESTSC 29405    2                  08/13/04           00
0438286676                05                 10/01/04           0.0000
93009384                  N                  09/01/19
0

9506129       E22/G02     F                  218,400.00         T
                          180                218,400.00         1
                          5.5000             1784.51            80
                          5.2500             1784.51
CLANTON       AL 35046    2                  08/26/04           00
0421734153                05                 10/01/04           0.0000
0421734153                O                  09/01/19
0

9506265       E22/G02     F                  100,000.00         ZZ
                          180                100,000.00         1
                          5.6250             823.73             61
                          5.3750             823.73
SCOTTSDALE    AZ 85257    2                  08/20/04           00
0421833583                05                 10/01/04           0.0000
0421833583                N                  09/01/19
0

9506295       E22/G02     F                  188,000.00         ZZ
                          180                188,000.00         1
                          5.8750             1573.78            57
                          5.6250             1573.78
LOS ANGELES   CA 90016    5                  08/16/04           00
0421315375                05                 10/01/04           0.0000
0421315375                O                  09/01/19
0

9508645       E22/G02     F                  260,000.00         ZZ
                          180                260,000.00         1
                          5.5000             2124.42            64
                          5.2500             2124.42
KURE BEACH    NC 28449    5                  08/23/04           00
0421727835                03                 10/01/04           0.0000
0421727835                O                  09/01/19
0

9508657       E22/G02     F                  120,000.00         ZZ
                          180                120,000.00         1
                          5.6250             988.48             80
                          5.3750             988.48
HOUSTON       TX 77014    1                  08/27/04           00
0421734625                03                 10/01/04           0.0000
0421734625                O                  09/01/19
0

9508739       E22/G02     F                  133,000.00         ZZ
                          180                133,000.00         1
                          6.3750             1149.45            95
                          6.1250             1149.45
EDMOND        OK 73013    5                  08/23/04           04
0421776741                03                 10/01/04           25.0000
0421776741                O                  09/01/19
0

9508999       E22/G02     F                  280,740.00         ZZ
                          180                280,740.00         1
                          5.8750             2350.13            64
                          5.6250             2350.13
SANTA ANA     CA 92704    5                  08/11/04           00
0421109463                05                 10/01/04           0.0000
0421109463                N                  09/01/19
0

9509001       E22/G02     F                  275,655.00         ZZ
                          180                275,655.00         1
                          5.8750             2307.56            60
                          5.6250             2307.56
GARDEN GROVE  CA 92841    5                  08/11/04           00
0421109570                05                 10/01/04           0.0000
0421109570                N                  09/01/19
0

9510439       E22/G02     F                  57,000.00          ZZ
                          180                57,000.00          1
                          5.7500             473.33             52
                          5.5000             473.33
YAKIMA        WA 98902    2                  08/18/04           00
0421532524                05                 10/01/04           0.0000
0421532524                O                  09/01/19
0

9510509       E82/G02     F                  143,000.00         ZZ
                          180                143,000.00         1
                          6.0000             1206.72            33
                          5.7500             1206.72
MASSAPEQUA    NY 11758    5                  08/26/04           00
0401010624                05                 10/01/04           0.0000
0401010624                O                  09/01/19
0

9510675       E22/G02     F                  80,000.00          ZZ
                          180                80,000.00          1
                          6.2500             685.94             48
                          6.0000             685.94
SPOKANE VALLEYWA 99016    1                  08/10/04           00
0421656422                03                 10/01/04           0.0000
0421656422                N                  09/01/19
0

9510913       E22/G02     F                  52,200.00          ZZ
                          180                52,200.00          1
                          5.8750             436.98             90
                          5.6250             436.98
BURLESON      TX 76028    1                  08/27/04           10
0421670258                05                 10/01/04           20.0000
0421670258                N                  09/01/19
0

9511873       K15/G02     F                  90,000.00          TX
                          180                90,000.00          1
                          5.8750             753.41             80
                          5.6250             753.41
WACO          TX 76706    5                  08/19/04           00
0438291007                05                 10/01/04           0.0000
014005527636              O                  09/01/19
0

9514035       E22/G02     F                  54,500.00          ZZ
                          120                54,500.00          1
                          5.8750             601.65             51
                          5.6250             601.65
HOUSTON       TX 77076    2                  08/25/04           00
0421758939                03                 10/01/04           0.0000
0421758939                O                  09/01/14
0

9514177       E22/G02     F                  38,500.00          ZZ
                          120                38,500.00          1
                          6.5000             437.16             70
                          6.2500             437.16
ARLINGTON     TX 76015    1                  08/27/04           00
0421835851                03                 10/01/04           0.0000
0421835851                N                  09/01/14
0

9514219       E22/G02     F                  205,200.00         ZZ
                          180                205,200.00         1
                          5.6250             1690.30            76
                          5.3750             1690.30
GRAPEVINE     TX 76051    2                  08/25/04           00
0421253592                05                 10/01/04           0.0000
0421253592                O                  09/01/19
0

9516955       N74/G02     F                  55,000.00          ZZ
                          180                54,808.85          1
                          5.8750             460.42             52
                          5.6250             460.42
MONTICELLO    AR 71655    5                  08/18/04           00
0438291106                05                 09/23/04           0.0000
0035086010                O                  08/23/19
0

9517519       J40/G02     F                  160,000.00         ZZ
                          180                160,000.00         1
                          6.1250             1361.00            70
                          5.8750             1361.00
LIVINGSTON    TN 38570    5                  08/13/04           00
0438290769                05                 10/01/04           0.0000
7824673                   O                  09/01/19
0

9519853       E22/G02     F                  90,250.00          ZZ
                          180                90,250.00          1
                          6.2500             773.82             95
                          6.0000             773.82
SPOKANE       WA 99205    5                  08/19/04           01
0421793076                05                 10/01/04           25.0000
0421793076                O                  09/01/19
0

9519857       E22/G02     F                  78,500.00          ZZ
                          180                78,500.00          1
                          6.0000             662.43             51
                          5.7500             662.43
CHANDLER      AZ 85226    2                  08/25/04           00
0421794660                03                 10/01/04           0.0000
0421794660                N                  09/01/19
0

9519903       E22/G02     F                  45,000.00          ZZ
                          180                45,000.00          3
                          7.1250             407.62             75
                          6.8750             407.62
HARTFORD CITY IN 47348    2                  08/31/04           00
0421123241                05                 10/01/04           0.0000
0421123241                N                  09/01/19
0

9520099       E22/G02     F                  39,500.00          ZZ
                          180                39,500.00          1
                          6.0000             333.32             79
                          5.7500             333.32
SUMTER        SC 29150    2                  08/26/04           00
0421546797                05                 10/01/04           0.0000
0421546797                O                  09/01/19
0

9520161       E22/G02     F                  132,000.00         ZZ
                          180                132,000.00         1
                          5.5000             1078.55            80
                          5.2500             1078.55
PUEBLO        CO 81008    2                  08/26/04           00
0421604901                05                 10/01/04           0.0000
0421604901                O                  09/01/19
0

9520239       E22/G02     F                  107,000.00         ZZ
                          180                107,000.00         1
                          6.0000             902.93             79
                          5.7500             902.93
ORLANDO       FL 32824    5                  08/26/04           00
0421621400                05                 10/01/04           0.0000
0421621400                O                  09/01/19
0

9527773       E22/G02     F                  255,000.00         ZZ
                          180                255,000.00         1
                          5.8750             2134.65            59
                          5.6250             2134.65
SANTA ANA     CA 92703    5                  08/11/04           00
0421273715                05                 10/01/04           0.0000
0421273715                N                  09/01/19
0

9527899       E22/G02     F                  162,400.00         TX
                          180                162,400.00         1
                          5.7500             1348.59            80
                          5.5000             1348.59
STEPHENVILLE  TX 76401    5                  08/27/04           00
0421780362                05                 10/01/04           0.0000
0421780362                O                  09/01/19
0

9528393       E22/G02     F                  84,000.00          ZZ
                          180                84,000.00          2
                          6.0000             708.84             80
                          5.7500             708.84
NASHVILLE     TN 37211    5                  09/01/04           00
0421689001                05                 10/01/04           0.0000
0421689001                N                  09/01/19
0

9528633       E22/G02     F                  150,000.00         ZZ
                          180                150,000.00         1
                          5.8750             1255.68            57
                          5.6250             1255.68
OCEANO        CA 93445    5                  08/26/04           00
0421818840                05                 10/01/04           0.0000
0421818840                O                  09/01/19
0

9531007       Q14/G02     F                  108,000.00         ZZ
                          180                108,000.00         1
                          5.7500             896.84             76
                          5.5000             896.84
MARION        IA 52302    5                  08/27/04           00
0438334492                05                 10/01/04           0.0000
0000421367                O                  09/01/19
0

9533161       U85/G02     F                  76,050.00          ZZ
                          180                76,050.00          1
                          6.7500             672.97             90
                          6.5000             672.97
INDIANAPOLIS  IN 46219    1                  08/26/04           11
0438299976                05                 10/01/04           25.0000
TQS119IN                  N                  09/01/19
0

9535283       E22/G02     F                  135,200.00         ZZ
                          180                135,200.00         1
                          5.7500             1122.71            80
                          5.5000             1122.71
TAYLORSVILLE  UT 84118    2                  08/26/04           00
0421883703                05                 10/01/04           0.0000
0421883703                O                  09/01/19
0

9537681       U55/G02     F                  216,300.00         ZZ
                          180                216,300.00         1
                          6.0000             1825.26            70
                          5.7500             1825.26
LEXINGTON     MA 02420    1                  08/24/04           00
0438325946                01                 10/01/04           0.0000
0408200003                N                  09/01/19
0

9537761       P34/G02     F                  75,000.00          ZZ
                          180                75,000.00          1
                          6.5000             653.33             25
                          6.2500             653.33
EAST PROVIDENCRI 02915    5                  08/24/04           00
0438295537                05                 10/01/04           0.0000
62862                     N                  09/01/19
0

9538297       E22/G02     F                  56,610.00          ZZ
                          180                56,610.00          3
                          6.3750             489.25             90
                          6.1250             489.25
ALTOONA       PA 16602    1                  09/03/04           04
0421645557                05                 10/01/04           20.0000
0421645557                N                  09/01/19
0

9538467       E22/G02     F                  122,000.00         ZZ
                          180                122,000.00         1
                          5.7500             1013.10            78
                          5.5000             1013.10
COMMERCE TOWNSMI 48382    2                  08/31/04           00
0421757212                05                 10/01/04           0.0000
0421757212                O                  09/01/19
0

9538525       E22/G02     F                  53,950.00          ZZ
                          180                53,950.00          1
                          6.0000             455.26             90
                          5.7500             455.26
ANGLETON      TX 77515    1                  09/03/04           04
0421804303                05                 10/01/04           20.0000
0421804303                N                  09/01/19
0

9539557       P01/G02     F                  86,850.00          ZZ
                          180                86,850.00          2
                          6.6250             762.54             90
                          6.3750             762.54
ALBANY        NY 12203    1                  08/30/04           10
0438300311                05                 10/01/04           25.0000
04003506                  N                  09/01/19
0

9539559       742/G02     F                  96,350.00          ZZ
                          180                96,350.00          3
                          6.3750             832.71             90
                          6.1250             832.71
SYRACUSE      NY 13204    1                  08/31/04           11
0438329054                05                 10/01/04           25.0000
10456267                  N                  09/01/19
0

9540537       E22/G02     F                  88,000.00          ZZ
                          180                88,000.00          1
                          5.3750             713.21             52
                          5.1250             713.21
BRIGHTON      MO 65617    2                  08/31/04           00
0421510488                05                 10/01/04           0.0000
0421510488                O                  09/01/19
0

9542471       W02/G02     F                  75,000.00          ZZ
                          180                75,000.00          1
                          6.3750             648.19             41
                          6.1250             648.19
GRIFFIN       GA 30223    5                  08/26/04           00
0438340853                05                 10/01/04           0.0000
1004438495                O                  09/01/19
0

999991011     K15/G02     F                  77,200.00          ZZ
                          180                76,479.82          1
                          5.6250             635.92             67
                          5.3750             635.92
CLARKSTON     WA 99403    5                  06/25/04           00
0438071680                05                 08/01/04           0.0000
018805521862              O                  07/01/19
0

999992911     K15/G02     F                  120,000.00         ZZ
                          180                119,137.03         1
                          5.5000             980.50             80
                          5.2500             980.50
MADERA        CA 93638    5                  06/24/04           00
0438073389                05                 08/01/04           0.0000
019705521925              O                  07/01/19
0

Total Number of Loans     959

Total Original Balance    113,579,381.83

Total Principal Balance   112,318,112.62

Total Original P+I        952,944.48

Total Current P+I         952,944.48

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
8433912                                 0.2500
157230.69                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

8497256                                 0.2500
130404.33                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

8588921                                 0.2500
121274.71                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

8687271                                 0.2500
102989.80                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

8692838                                 0.2500
72067.49                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

8704857                                 0.2500
69758.70                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

8705303                                 0.2500
124384.24                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

8705449                                 0.2500
54553.86                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

8710272                                 0.2500
67119.29                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

8778736                                 0.2500
295756.38                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

8897778                                 0.2500
101231.41                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

8936942                                 0.2500
69679.78                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

8965389                                 0.2500
107244.22                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

8983697                                 0.2500
107489.52                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

8985580                                 0.2500
94396.97                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

8999396                                 0.2500
91534.37                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9000392                                 0.2500
217600.66                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9003539                                 0.2500
273573.08                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9005679                                 0.2500
160669.21                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9006073                                 0.2500
42742.59                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9011073                                 0.2500
98599.60                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9012133                                 0.2500
118763.34                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9015563                                 0.2500
68434.30                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9016017                                 0.2500
110665.89                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9017671                                 0.2500
49503.16                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9017829                                 0.2500
52275.35                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9022937                                 0.2500
257114.90                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9023927                                 0.2500
202296.22                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9027166                                 0.2500
37139.11                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9027262                                 0.2500
138148.29                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9027448                                 0.2500
153928.25                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9028249                                 0.2500
123676.52                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9031463                                 0.2500
118159.33                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9033029                                 0.2500
81122.65                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9038961                                 0.2500
58446.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9039979                                 0.2500
118807.58                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9041253                                 0.2500
58446.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9041363                                 0.2500
51787.61                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9042839                                 0.2500
64333.19                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9044843                                 0.2500
154348.29                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9046417                                 0.2500
77290.32                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9046487                                 0.2500
71435.54                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9048201                                 0.2500
84118.77                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9050313                                 0.2500
118192.94                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9050367                                 0.2500
147681.61                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9050379                                 0.2500
98524.84                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9050433                                 0.2500
110713.61                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9051239                                 0.2500
245749.72                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9051255                                 0.2500
121259.43                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9051453                                 0.2500
67037.72                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9051599                                 0.2500
121185.55                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9051665                                 0.2500
256084.70                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9051711                                 0.2500
66898.37                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9051719                                 0.2500
134451.30                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9051723                                 0.2500
117948.89                               0.0300
4.6250                                  0.0000
4.3750                                  0.0000
4.3450
4.3450                                  0.0000

9051777                                 0.2500
199879.70                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9052849                                 0.2500
197904.55                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9053451                                 0.2500
146513.61                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9058491                                 0.2500
123167.90                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9058581                                 0.2500
57435.84                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9058583                                 0.2500
80618.84                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9058719                                 0.2500
114923.51                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9058969                                 0.2500
60841.97                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9059185                                 0.2500
74169.39                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9059399                                 0.2500
277127.64                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9061681                                 0.2500
156887.40                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9063223                                 0.2500
110129.39                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9063293                                 0.2500
196503.49                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9063419                                 0.2500
51724.57                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9063473                                 0.2500
204633.84                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9063511                                 0.2500
116697.33                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9063515                                 0.2500
78819.89                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9063585                                 0.2500
127450.53                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9064241                                 0.2500
39316.57                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9064263                                 0.2500
195856.17                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9064491                                 0.2500
116951.12                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9064521                                 0.2500
276280.15                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9064627                                 0.2500
98847.44                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9065167                                 0.2500
51757.05                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9065171                                 0.2500
49391.01                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9065173                                 0.2500
144285.37                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9065187                                 0.2500
112564.50                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9065725                                 0.2500
134995.47                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9066561                                 0.2500
55683.61                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9066691                                 0.2500
98084.57                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9067871                                 0.2500
109754.20                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9068481                                 0.2500
95498.99                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9068697                                 0.2500
30815.72                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9068711                                 0.2500
42320.64                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9068713                                 0.2500
43063.11                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9068777                                 0.2500
68678.26                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9069725                                 0.2500
67439.26                                0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9070893                                 0.2500
72029.20                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9073439                                 0.2500
55313.99                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9074237                                 0.2500
98984.97                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9074505                                 0.2500
56001.24                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9074573                                 0.2500
119146.04                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9074683                                 0.2500
116802.25                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9075779                                 0.2500
239464.51                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9076933                                 0.2500
91827.70                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9079701                                 0.2500
51674.48                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9080071                                 0.2500
170776.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9080109                                 0.2500
81253.76                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9080371                                 0.2500
95979.77                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9080611                                 0.2500
71762.83                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9081057                                 0.2500
90984.36                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9085525                                 0.2500
78642.31                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9085699                                 0.2500
269744.39                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9086033                                 0.2500
51649.03                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9086219                                 0.2500
114190.21                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9086267                                 0.2500
277254.63                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9088331                                 0.2500
121053.71                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9088973                                 0.2500
104739.11                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9088979                                 0.2500
124899.51                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9088983                                 0.2500
138502.10                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9089471                                 0.2500
146957.83                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9089519                                 0.2500
29812.20                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9089527                                 0.2500
30805.93                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9090017                                 0.2500
134752.39                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9090031                                 0.2500
35774.63                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9093035                                 0.2500
53611.65                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9093037                                 0.2500
38719.54                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9093049                                 0.2500
50644.65                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9093117                                 0.2500
66036.65                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9093487                                 0.2500
54600.29                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9093491                                 0.2500
62427.08                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9093503                                 0.2500
98310.56                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9093575                                 0.2500
49647.90                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9093593                                 0.2500
119172.68                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9093601                                 0.2500
71514.06                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9093647                                 0.2500
138608.84                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9095043                                 0.2500
134560.05                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9095527                                 0.2500
23058.44                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9095725                                 0.2500
72287.36                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9096835                                 0.2500
114207.14                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9099499                                 0.2500
154330.86                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9100079                                 0.2500
146339.98                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9103051                                 0.2500
66041.54                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9103185                                 0.2500
86921.57                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9103265                                 0.2500
156887.40                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9103271                                 0.2500
66021.77                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9103443                                 0.2500
79504.59                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.0000                                  1.9200

9103699                                 0.2500
78183.68                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9103765                                 0.2500
249986.84                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9103873                                 0.2500
107727.87                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9103887                                 0.2500
198561.71                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9104093                                 0.2500
57016.70                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9105951                                 0.2500
156875.63                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9106681                                 0.2500
79187.96                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9106801                                 0.2500
307793.96                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9106819                                 0.2500
49465.58                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9106881                                 0.2500
193582.89                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9107485                                 0.2500
97287.81                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9107697                                 0.2500
65592.85                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9107881                                 0.2500
122113.38                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9108131                                 0.2500
223231.76                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9108421                                 0.2500
69532.56                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9108453                                 0.2500
184234.51                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9108767                                 0.2500
119224.04                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9108783                                 0.2500
138971.90                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9108785                                 0.2500
91286.31                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9108939                                 0.2500
87710.36                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9109003                                 0.2500
39628.15                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9109021                                 0.2500
63886.84                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9109755                                 0.2500
107695.63                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9109805                                 0.2500
100326.19                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9110361                                 0.2500
117124.37                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9111867                                 0.2500
83121.06                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9111961                                 0.2500
77771.53                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9111963                                 0.2500
74195.83                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9111965                                 0.2500
72407.98                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9112083                                 0.2500
102282.33                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9112135                                 0.2500
86486.31                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9112177                                 0.2500
51695.93                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9112365                                 0.2500
95304.50                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9113159                                 0.2500
69125.23                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9113617                                 0.2500
52515.72                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9114843                                 0.2500
43724.54                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9114851                                 0.2500
61577.06                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9115013                                 0.2500
28516.41                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9116111                                 0.2500
46007.66                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9117668                                 0.2500
77994.55                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9118069                                 0.2500
70263.91                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9118769                                 0.2500
120716.73                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9118793                                 0.2500
77026.67                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9118803                                 0.2500
151568.86                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9118811                                 0.2500
66182.72                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9118851                                 0.2500
52642.29                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9118997                                 0.2500
64561.30                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9119243                                 0.2500
69030.92                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9119455                                 0.2500
238448.32                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9119465                                 0.2500
247670.11                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9119473                                 0.2500
275739.43                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9119489                                 0.2500
226679.81                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9119497                                 0.2500
82775.77                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9119505                                 0.2500
74432.17                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9119513                                 0.2500
107809.14                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9119521                                 0.2500
92940.90                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9119697                                 0.2500
49662.54                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9120207                                 0.2500
91567.27                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9120215                                 0.2500
55207.53                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120219                                 0.2500
176633.76                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120223                                 0.2500
173166.48                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9120227                                 0.2500
165597.69                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9120231                                 0.2500
121020.54                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120235                                 0.2500
202736.91                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120239                                 0.2500
65043.39                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120245                                 0.2500
150791.02                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9120249                                 0.2500
118247.97                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9120283                                 0.2500
95120.06                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9120287                                 0.2500
71213.37                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120305                                 0.2500
82389.91                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120309                                 0.2500
193817.64                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9120317                                 0.2500
50428.97                                0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9120323                                 0.2500
84901.52                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120327                                 0.2500
227972.89                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120331                                 0.2500
140736.66                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120335                                 0.2500
108040.01                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9120339                                 0.2500
182780.98                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120343                                 0.2500
51949.94                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9120347                                 0.2500
57950.38                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120351                                 0.2500
57765.48                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9120357                                 0.2500
72726.56                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120369                                 0.2500
97469.27                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120373                                 0.2500
78867.90                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120377                                 0.2500
56390.53                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120389                                 0.2500
103888.25                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120399                                 0.2500
245995.24                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9120403                                 0.2500
69223.36                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120407                                 0.2500
69223.36                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120441                                 0.2500
173535.32                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9120481                                 0.2500
86730.45                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9120485                                 0.2500
34494.28                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120489                                 0.2500
48580.23                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120499                                 0.2500
78814.07                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120503                                 0.2500
164142.35                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120507                                 0.2500
68686.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9120511                                 0.2500
39887.79                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120515                                 0.2500
122195.17                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120527                                 0.2500
78844.07                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120531                                 0.2500
65810.59                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9120533                                 0.2500
217571.28                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120539                                 0.2500
81947.07                                0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9120543                                 0.2500
70948.81                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120545                                 0.2500
148378.20                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120549                                 0.2500
77243.43                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120555                                 0.2500
83118.51                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120559                                 0.2500
189222.39                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120565                                 0.2500
131117.88                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120569                                 0.2500
65696.26                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9120577                                 0.2500
330166.82                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120581                                 0.2500
114313.95                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120589                                 0.2500
327533.22                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120593                                 0.2500
287754.36                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9120597                                 0.2500
123648.50                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120601                                 0.2500
89168.40                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120619                                 0.2500
117740.04                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120625                                 0.2500
52663.20                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9120643                                 0.2500
29672.41                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9120647                                 0.2500
256204.04                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120677                                 0.2500
254351.60                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9120679                                 0.2500
49240.43                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120693                                 0.2500
102512.82                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9120695                                 0.2500
124523.82                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9120699                                 0.2500
219695.63                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120703                                 0.2500
92978.43                                0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9120707                                 0.2500
130170.74                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9120711                                 0.2500
153266.02                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120715                                 0.2500
137869.98                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9120721                                 0.2500
110789.04                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120727                                 0.2500
50659.75                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9120733                                 0.2500
200005.40                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120737                                 0.2500
185710.31                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120747                                 0.2500
126586.93                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120753                                 0.2500
69011.47                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120761                                 0.2500
159241.04                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120765                                 0.2500
79152.96                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120773                                 0.2500
152455.96                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120783                                 0.2500
134201.92                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120787                                 0.2500
90837.11                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120803                                 0.2500
29609.81                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9120805                                 0.2500
59087.13                                0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9120813                                 0.2500
49448.02                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120821                                 0.2500
54237.78                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9120827                                 0.2500
117753.18                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9120829                                 0.2500
68847.47                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120835                                 0.2500
168722.23                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9120843                                 0.2500
87038.58                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120857                                 0.2500
88889.15                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120871                                 0.2500
205360.21                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9120877                                 0.2500
86679.55                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120883                                 0.2500
200353.53                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120889                                 0.2500
88011.20                                0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9120901                                 0.2500
329899.95                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9120907                                 0.2500
55431.57                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9120917                                 0.2500
173895.64                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9120925                                 0.2500
98211.88                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9120937                                 0.2500
71029.11                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120943                                 0.2500
139637.24                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9120961                                 0.2500
42989.94                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9120967                                 0.2500
65036.42                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9120981                                 0.2500
189286.88                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9120995                                 0.2500
81724.18                                0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9121001                                 0.2500
116642.34                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9121007                                 0.2500
145377.17                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9121013                                 0.2500
57187.77                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9121019                                 0.2500
111298.33                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9121045                                 0.2500
265036.10                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121049                                 0.2500
180244.20                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9121053                                 0.2500
328674.85                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9121059                                 0.2500
103840.86                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9121063                                 0.2500
123634.33                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121069                                 0.2500
133187.41                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9121075                                 0.2500
110989.53                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9121079                                 0.2500
92491.28                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9121085                                 0.2500
86878.03                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9121093                                 0.2500
122483.08                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9121123                                 0.2500
106455.47                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9121129                                 0.2500
328334.87                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9121135                                 0.2500
93332.84                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121141                                 0.2500
70970.43                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9121147                                 0.2500
207705.69                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121153                                 0.2500
165444.00                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9121159                                 0.2500
84225.65                                0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9121165                                 0.2500
165159.85                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121171                                 0.2500
103416.58                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9121173                                 0.2500
98427.16                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9121181                                 0.2500
116709.36                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121187                                 0.2500
122035.07                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9121189                                 0.2500
132143.05                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9121195                                 0.2500
132143.05                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9121197                                 0.2500
69306.27                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121201                                 0.2500
75715.23                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9121205                                 0.2500
68685.80                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121211                                 0.2500
108748.20                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121217                                 0.2500
46863.07                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9121221                                 0.2500
369199.90                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9121225                                 0.2500
76368.66                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9121231                                 0.2500
78102.48                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9121235                                 0.2500
193856.66                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121239                                 0.2500
212120.70                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9121241                                 0.2500
296823.61                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9121245                                 0.2500
292124.63                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9121249                                 0.2500
68868.31                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9121255                                 0.2500
138927.48                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121281                                 0.2500
171433.22                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9121321                                 0.2500
98660.21                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121325                                 0.2500
82674.62                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9121329                                 0.2500
134957.31                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121333                                 0.2500
98309.66                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121341                                 0.2500
135455.91                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9121349                                 0.2500
49481.63                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9121353                                 0.2500
129796.22                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9121357                                 0.2500
157992.76                               0.0300
4.3750                                  0.0000
4.1250                                  0.0000
4.0950
4.0950                                  0.0000

9121361                                 0.2500
233431.93                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9121365                                 0.2500
147810.04                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121369                                 0.2500
234905.24                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121373                                 0.2500
79088.99                                0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9121377                                 0.2500
128564.84                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9121381                                 0.2500
116664.72                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9121385                                 0.2500
108847.48                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9121393                                 0.2500
64311.78                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9121401                                 0.2500
163049.29                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9121405                                 0.2500
106787.96                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121409                                 0.2500
108274.33                               0.0300
4.5000                                  0.0000
4.2500                                  0.0000
4.2200
4.2200                                  0.0000

9121413                                 0.2500
100953.33                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9121421                                 0.2500
112378.79                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121425                                 0.2500
197771.92                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9121429                                 0.2500
141485.69                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9121433                                 0.2500
114689.13                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9121437                                 0.2500
53169.96                                0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9121445                                 0.2500
295754.65                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9121451                                 0.2500
89451.39                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9121459                                 0.2500
63558.33                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121479                                 0.2500
144388.21                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9121483                                 0.2500
166605.98                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121487                                 0.2500
39439.83                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9121491                                 0.2500
59364.72                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9121497                                 0.2500
85900.29                                0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9121501                                 0.2500
89643.65                                0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9121507                                 0.2500
73885.52                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121511                                 0.2500
214324.55                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121515                                 0.2500
59150.93                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9121519                                 0.2500
129087.44                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121523                                 0.2500
70165.87                                0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9121527                                 0.2500
78518.94                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121531                                 0.2500
59150.93                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9121535                                 0.2500
329171.94                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9121539                                 0.2500
94983.54                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9121543                                 0.2500
161919.34                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9121551                                 0.2500
73870.57                                0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9121555                                 0.2500
67007.21                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9121563                                 0.2500
70154.80                                0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9121573                                 0.2500
169181.14                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9121579                                 0.2500
252065.04                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9121583                                 0.2500
157590.58                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9121609                                 0.2500
60933.99                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121613                                 0.2500
221475.37                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9121617                                 0.2500
75932.96                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9121621                                 0.2500
87106.74                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9122097                                 0.2500
135706.56                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9122607                                 0.2500
53639.40                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9122701                                 0.2500
180677.36                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9124957                                 0.2500
78163.15                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9125679                                 0.2500
159460.48                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9125837                                 0.2500
73472.53                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9125921                                 0.2500
113214.04                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9125951                                 0.2500
195591.66                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9125979                                 0.2500
67480.94                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9127847                                 0.2500
149416.96                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9128641                                 0.2500
50843.27                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9128649                                 0.2500
50048.82                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9128695                                 0.2500
83935.74                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9128941                                 0.2500
67029.69                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9129119                                 0.2500
124138.21                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9129467                                 0.2500
90869.17                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9129703                                 0.2500
43808.65                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9129823                                 0.2500
178520.49                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9131867                                 0.2500
103863.08                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9132063                                 0.2500
139014.17                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9132158                                 0.2500
171150.10                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9132205                                 0.2500
96640.38                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9134557                                 0.2500
49920.95                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9134825                                 0.2500
45484.23                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9134871                                 0.2500
99317.86                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9134881                                 0.2500
63491.24                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9134883                                 0.2500
62746.02                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9134897                                 0.2500
65166.59                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9134925                                 0.2500
226389.43                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9137413                                 0.2500
146227.50                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9137505                                 0.2500
44557.58                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9139391                                 0.2500
49662.54                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9139435                                 0.2500
79448.44                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9139587                                 0.2500
49658.93                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9139723                                 0.2500
127343.91                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9139727                                 0.2500
178719.06                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9139763                                 0.2500
130564.21                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9139767                                 0.2500
133552.90                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9139771                                 0.2500
60601.28                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9139809                                 0.2500
218244.33                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9139827                                 0.2500
106377.14                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9141783                                 0.2500
152947.72                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9142107                                 0.2500
170767.56                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9143817                                 0.2500
63563.43                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9143873                                 0.2500
79442.60                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9143929                                 0.2500
119181.42                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9144605                                 0.2500
202051.85                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9145005                                 0.2500
158744.25                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9145375                                 0.2500
61444.41                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9146603                                 0.2500
84968.10                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9148161                                 0.2500
238310.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9148317                                 0.2500
148954.84                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9148517                                 0.2500
39653.84                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9148561                                 0.2500
198391.52                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9148571                                 0.2500
106230.52                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9148619                                 0.2500
124200.37                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9148633                                 0.2500
158896.91                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9148689                                 0.2500
98792.93                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9148781                                 0.2500
190647.99                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9150043                                 0.2500
206511.17                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9151081                                 0.2500
58111.33                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9151199                                 0.2500
156591.99                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9151421                                 0.2500
170801.56                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9151429                                 0.2500
81066.65                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9151523                                 0.2500
111260.06                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9151625                                 0.2500
119076.53                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9151705                                 0.2500
99303.22                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9151803                                 0.2500
148976.77                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9152133                                 0.2500
71176.47                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9152217                                 0.2500
54659.42                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.0000                                  1.9200

9152285                                 0.2500
83445.04                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9153647                                 0.2500
157095.33                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9153657                                 0.2500
135052.39                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9154005                                 0.2500
80876.45                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9154079                                 0.2500
135597.20                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9154199                                 0.2500
85778.66                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9154843                                 0.2500
94345.05                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9155137                                 0.2500
140613.37                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9155849                                 0.2500
154915.01                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9155863                                 0.2500
109952.84                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9155987                                 0.2500
86443.47                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9156015                                 0.2500
103312.91                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9156115                                 0.2500
162893.12                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9156313                                 0.2500
150959.39                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9156429                                 0.2500
97331.50                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9156609                                 0.2500
289965.41                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9156695                                 0.2500
142298.42                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9156721                                 0.2500
119163.88                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9156737                                 0.2500
74488.38                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9156773                                 0.2500
118809.85                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9156837                                 0.2500
39531.81                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9159242                                 0.2500
97672.67                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9159398                                 0.2500
201896.26                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9159482                                 0.2500
83149.22                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9159554                                 0.2500
103249.75                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9160399                                 0.2500
89174.61                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9160443                                 0.2500
39683.38                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9161205                                 0.2500
83302.24                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9161257                                 0.2500
108029.25                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9161289                                 0.2500
39741.35                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9161291                                 0.2500
320869.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9161479                                 0.2500
62389.53                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9162095                                 0.2500
68612.75                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9162159                                 0.2500
110336.36                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9162559                                 0.2500
134059.34                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9162857                                 0.2500
79454.27                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9162899                                 0.2500
108785.65                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9163079                                 0.2500
152938.27                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9163081                                 0.2500
89266.95                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9164361                                 0.2500
34692.60                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.0000                                  1.6700

9165127                                 0.2500
86425.23                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9165207                                 0.2500
110600.16                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9165335                                 0.2500
120623.09                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9165341                                 0.2500
278606.82                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9165447                                 0.2500
233362.58                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9165539                                 0.2500
79733.60                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9165719                                 0.2500
45696.10                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9165817                                 0.2500
198761.47                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.0000                                  1.9200

9166331                                 0.2500
68726.75                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9167631                                 0.2500
115638.62                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9168339                                 0.2500
118607.96                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9168459                                 0.2500
243541.56                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9168489                                 0.2500
49686.99                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9168791                                 0.2500
53811.01                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9168807                                 0.2500
174921.84                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9168875                                 0.2500
59782.47                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9170609                                 0.2500
54636.64                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9170781                                 0.2500
86009.42                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9171201                                 0.2500
125031.38                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9171215                                 0.2500
45696.10                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9171225                                 0.2500
89783.35                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9171297                                 0.2500
110258.77                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9171577                                 0.2500
186784.33                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9171631                                 0.2500
111654.26                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.0000                                  1.9200

9171691                                 0.2500
89379.51                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9171703                                 0.2500
52487.47                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9172929                                 0.2500
22056.70                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.0000                                  1.9200

9173277                                 0.2500
91385.65                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9174791                                 0.2500
144982.72                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9174955                                 0.2500
131080.25                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9175041                                 0.2500
130106.38                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9175047                                 0.2500
99346.38                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9175071                                 0.2500
94338.07                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9175155                                 0.2500
258188.39                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9175163                                 0.2500
158140.39                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9176267                                 0.2500
124683.41                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9176497                                 0.2500
131569.52                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9178481                                 0.2500
208582.64                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9180507                                 0.2500
138061.84                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9182375                                 0.2500
75749.63                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9183817                                 0.2500
66968.41                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9183851                                 0.2500
64771.69                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9183923                                 0.2500
98659.58                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9193961                                 0.2500
49529.10                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9195375                                 0.2500
76447.15                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9195961                                 0.2500
106429.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9196215                                 0.2500
243169.90                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9196275                                 0.2500
102525.74                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9196409                                 0.2500
40001.13                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.0000                                  1.9200

9196513                                 0.2500
78526.14                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9196545                                 0.2500
130534.97                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9197331                                 0.2500
92812.95                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9198109                                 0.2500
154489.36                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9198255                                 0.2500
77136.68                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9198483                                 0.2500
119146.04                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9198939                                 0.2500
169439.95                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9198969                                 0.2500
215288.41                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9199023                                 0.2500
193709.92                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9199363                                 0.2500
67621.63                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9200003                                 0.2500
98140.25                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9200007                                 0.2500
59789.25                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9201509                                 0.2500
79279.37                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9201632                                 0.2500
191433.33                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9204008                                 0.2500
82965.72                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9206448                                 0.2500
89403.14                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9211014                                 0.2500
98170.92                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9212856                                 0.2500
94622.51                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9213532                                 0.2500
58798.56                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9213609                                 0.2500
227199.17                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9213759                                 0.2500
87115.15                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9213905                                 0.2500
40372.22                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.0000                                  1.6700

9214063                                 0.2500
54517.85                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9214153                                 0.2500
243441.91                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9214199                                 0.2500
134740.04                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9214382                                 0.2500
87511.74                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9214470                                 0.2500
78309.23                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9214546                                 0.2500
55087.02                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9214572                                 0.2500
162170.24                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9215461                                 0.2500
220770.28                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9215956                                 0.2500
116901.52                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9216263                                 0.2500
56060.67                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9216290                                 0.2500
109660.20                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9216671                                 0.2500
168941.60                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9216707                                 0.2500
121952.54                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9216898                                 0.2500
169868.25                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9218989                                 0.2500
118586.43                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9219027                                 0.2500
68162.28                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9219031                                 0.2500
211792.38                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9219111                                 0.2500
63257.04                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9219315                                 0.2500
200899.37                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9219405                                 0.2500
67237.50                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9219585                                 0.2500
332527.90                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9220419                                 0.2500
245242.27                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9220421                                 0.2500
297589.60                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9220423                                 0.2500
91358.97                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9220425                                 0.2500
70481.03                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9222627                                 0.2500
92447.77                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9223043                                 0.2500
82093.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9223083                                 0.2500
82770.46                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9225463                                 0.2500
79736.44                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9225507                                 0.2500
49828.07                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9225733                                 0.2500
49824.37                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9227287                                 0.2500
53429.05                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9227321                                 0.2500
149473.13                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9227567                                 0.2500
136523.88                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9228187                                 0.2500
110610.12                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9228263                                 0.2500
103155.34                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9228265                                 0.2500
61793.54                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9228401                                 0.2500
69766.90                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9230249                                 0.2500
82751.42                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9230683                                 0.2500
75231.99                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9233006                                 0.2500
392683.79                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9234213                                 0.2500
99353.37                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9234601                                 0.2500
99677.59                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9235285                                 0.2500
146489.13                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9236403                                 0.2500
65765.72                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9237729                                 0.2500
138965.35                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9238411                                 0.2500
116991.99                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9238421                                 0.2500
116991.99                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9238435                                 0.2500
64522.57                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9238567                                 0.2500
257103.35                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9238615                                 0.2500
119318.23                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9238711                                 0.2500
58199.19                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9238803                                 0.2500
69756.73                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9238951                                 0.2500
67178.21                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9238973                                 0.2500
141511.72                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9238979                                 0.2500
104431.90                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9239363                                 0.2500
98655.94                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9239803                                 0.2500
103232.24                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9239809                                 0.2500
131550.93                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9242807                                 0.2500
99659.80                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9242809                                 0.2500
113408.69                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9242891                                 0.2500
98072.33                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9243029                                 0.2500
154461.32                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9243187                                 0.2500
55817.49                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9243217                                 0.2500
106030.23                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9243299                                 0.2500
127569.17                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9243411                                 0.2500
82723.61                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9243559                                 0.2500
84048.14                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9244205                                 0.2500
155486.07                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9245541                                 0.2500
56064.69                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9247006                                 0.2500
82311.03                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9247820                                 0.2500
205187.94                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9247961                                 0.2500
70454.30                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9248003                                 0.2500
64176.19                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9248048                                 0.2500
193980.92                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9248055                                 0.2500
190335.10                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9248062                                 0.2500
137920.69                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9248071                                 0.2500
116813.89                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9248073                                 0.2500
190115.50                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9248117                                 0.2500
283988.30                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9248122                                 0.2500
251507.74                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9248275                                 0.2500
160396.60                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9248280                                 0.2500
144420.46                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9248303                                 0.2500
100660.04                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9248315                                 0.2500
86700.84                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9248469                                 0.2500
159443.94                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9248521                                 0.2500
206303.25                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9248545                                 0.2500
74390.56                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9248683                                 0.2500
49828.07                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9249126                                 0.2500
164127.81                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9249146                                 0.2500
132071.95                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9249955                                 0.2500
198304.25                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9250141                                 0.2500
50233.96                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9250185                                 0.2500
94676.81                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9250213                                 0.2500
71762.80                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9250741                                 0.2500
35400.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9250973                                 0.2500
76754.42                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9251035                                 0.2500
99357.17                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9252041                                 0.2500
64774.10                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9253023                                 0.2500
73734.53                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9253085                                 0.2500
77136.68                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9253123                                 0.2500
88827.15                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9253183                                 0.2500
52618.44                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9253305                                 0.2500
82533.04                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9253529                                 0.2500
163430.05                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9256192                                 0.2500
86405.89                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9260062                                 0.2500
157503.35                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9274010                                 0.2500
221866.34                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9281586                                 0.2500
96774.07                                0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9285092                                 0.2500
326359.25                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9434913                                 0.2500
125557.43                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9435075                                 0.2500
55404.71                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9435139                                 0.2500
195326.04                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9435255                                 0.2500
122253.64                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9435277                                 0.2500
50573.62                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9435281                                 0.2500
50830.17                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9435381                                 0.2500
116575.82                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9435397                                 0.2500
175873.45                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9435573                                 0.2500
130300.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9435763                                 0.2500
53820.18                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9435941                                 0.2500
120601.38                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9436059                                 0.2500
231210.72                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9436095                                 0.2500
127468.70                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9436219                                 0.2500
163999.98                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9436233                                 0.2500
91577.20                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9436251                                 0.2500
200891.89                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9436609                                 0.2500
111573.19                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9436955                                 0.2500
99317.84                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9437157                                 0.2500
69769.39                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9438003                                 0.2500
59789.25                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9438021                                 0.2500
99670.56                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9438105                                 0.2500
332527.90                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9438147                                 0.2500
94181.93                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9438207                                 0.2500
167403.63                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9438219                                 0.2500
105943.08                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9438245                                 0.2500
71744.41                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9438439                                 0.2500
66968.93                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9440235                                 0.2500
129562.43                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9440293                                 0.2500
68770.23                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9440317                                 0.2500
203804.27                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9440321                                 0.2500
194300.44                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9440609                                 0.2500
53806.27                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9441081                                 0.2500
125584.90                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9443155                                 0.2500
77027.09                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9443171                                 0.2500
53022.85                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9443375                                 0.2500
73255.25                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9443509                                 0.2500
99552.46                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9444797                                 0.2500
84407.75                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9444799                                 0.2500
83708.07                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9444815                                 0.2500
208582.64                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9444817                                 0.2500
160440.47                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9444821                                 0.2500
84704.60                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9444827                                 0.2500
74504.50                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9444829                                 0.2500
74504.50                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9444831                                 0.2500
159467.20                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9444923                                 0.2500
145298.66                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9444947                                 0.2500
60998.38                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9445015                                 0.2500
264079.04                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9445645                                 0.2500
125566.74                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9446621                                 0.2500
70231.07                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9446724                                 0.2500
108524.33                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9447515                                 0.2500
40567.36                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9448803                                 0.2500
192800.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449037                                 0.2500
96000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9449445                                 0.2500
138994.24                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9449457                                 0.2500
146568.90                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9449461                                 0.2500
130808.22                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9449471                                 0.2500
226409.81                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449473                                 0.2500
71245.62                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449477                                 0.2500
32688.41                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9449481                                 0.2500
111610.75                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449487                                 0.2500
182214.10                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9449491                                 0.2500
280963.40                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9449513                                 0.2500
59791.47                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449515                                 0.2500
69167.86                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449521                                 0.2500
83732.09                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9449531                                 0.2500
182469.67                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449533                                 0.2500
98331.82                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9449541                                 0.2500
144982.70                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449549                                 0.2500
96238.98                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9449553                                 0.2500
59592.17                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449557                                 0.2500
39730.02                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9449561                                 0.2500
49662.52                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9449569                                 0.2500
24831.26                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9449573                                 0.2500
38736.76                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9449581                                 0.2500
102630.48                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9449587                                 0.2500
198561.71                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9449593                                 0.2500
61888.41                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9449603                                 0.2500
133552.88                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9449609                                 0.2500
248257.75                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9449619                                 0.2500
111120.30                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449627                                 0.2500
52323.28                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9449635                                 0.2500
113214.04                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9449639                                 0.2500
49781.25                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9449647                                 0.2500
35886.42                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.0000                                  1.6700

9449651                                 0.2500
97174.74                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9449661                                 0.2500
82708.46                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9449667                                 0.2500
52149.41                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9449671                                 0.2500
191332.73                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9449677                                 0.2500
99126.98                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9449689                                 0.2500
69520.21                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9449701                                 0.2500
317249.05                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9449711                                 0.2500
24918.52                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9449755                                 0.2500
203342.28                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9449761                                 0.2500
156952.60                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9450786                                 0.2500
110826.56                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9451337                                 0.2500
127564.53                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9452506                                 0.2500
117218.80                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9452513                                 0.2500
41114.11                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9452677                                 0.2500
75600.00                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9452749                                 0.2500
82000.00                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9452803                                 0.2500
79736.44                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9452875                                 0.2500
62000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9453095                                 0.2500
149700.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9453199                                 0.2500
142020.36                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9453593                                 0.2500
112121.34                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9453605                                 0.2500
75000.00                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9455125                                 0.2500
145088.59                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9455795                                 0.2500
140000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9455805                                 0.2500
88350.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9455967                                 0.2500
72500.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9456041                                 0.2500
75000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9456157                                 0.2500
143150.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9456169                                 0.2500
96100.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9456183                                 0.2500
91000.00                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9456793                                 0.2500
85308.78                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9458397                                 0.2500
106624.17                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9459071                                 0.2500
99652.46                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9459359                                 0.2500
162500.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9459579                                 0.2500
176000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9459589                                 0.2500
121847.26                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9459649                                 0.2500
130000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9461321                                 0.2500
100835.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9461351                                 0.2500
49037.92                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9461889                                 0.2500
59798.05                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9462271                                 0.2500
49835.27                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9462417                                 0.2500
65848.22                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9462563                                 0.2500
81200.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9462567                                 0.2500
36300.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9462661                                 0.2500
268000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9462677                                 0.2500
70000.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9462921                                 0.2500
193000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9463199                                 0.2500
220000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9463215                                 0.2500
52300.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9463819                                 0.2500
85169.66                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9464873                                 0.2500
59798.05                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9465459                                 0.2500
75000.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9466244                                 0.2500
34291.15                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.0000                                  1.6700

9466903                                 0.2500
127066.23                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9467141                                 0.2500
116614.55                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9467419                                 0.2500
153873.58                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9467421                                 0.2500
85407.08                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9467425                                 0.2500
128051.82                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9467427                                 0.2500
78108.91                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9468123                                 0.2500
298935.05                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9468195                                 0.2500
83649.43                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9468327                                 0.2500
110610.12                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9468351                                 0.2500
256324.98                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9468363                                 0.2500
180000.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9468867                                 0.2500
269110.51                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9468903                                 0.2500
71550.44                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9468963                                 0.2500
174391.81                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9468999                                 0.2500
264069.20                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9469029                                 0.2500
148277.35                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9469073                                 0.2500
169409.19                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9469137                                 0.2500
131541.25                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9469173                                 0.2500
72202.45                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9469645                                 0.2500
128000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9469867                                 0.2500
144000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9470669                                 0.2500
47000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9470993                                 0.2500
105738.72                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9472311                                 0.2500
139538.78                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9473075                                 0.2500
310000.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9473343                                 0.2500
66725.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9473381                                 0.2500
80000.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9473407                                 0.2500
88000.00                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9473533                                 0.2500
91568.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9473535                                 0.2500
74250.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9473569                                 0.2500
231000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9474285                                 0.2500
148900.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9476107                                 0.2500
112000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9476125                                 0.2500
41500.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9476149                                 0.2500
91400.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9476647                                 0.2500
110000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9476661                                 0.2500
63000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9477209                                 0.2500
106000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9478519                                 0.2500
39750.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9479265                                 0.2500
145487.18                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9481255                                 0.2500
178500.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9481377                                 0.2500
124800.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9481471                                 0.2500
50400.00                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9481531                                 0.2500
171000.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9481533                                 0.2500
192500.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9481557                                 0.2500
93300.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9482753                                 0.2500
99674.09                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9482911                                 0.2500
52800.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9483075                                 0.2500
51813.45                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9483931                                 0.2500
139500.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9483963                                 0.2500
100330.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9485725                                 0.2500
60325.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9485879                                 0.2500
57600.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9485913                                 0.2500
61500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9487153                                 0.2500
97000.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9491097                                 0.2500
61700.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9491147                                 0.2500
41250.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9491287                                 0.2500
65600.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9491525                                 0.2500
31500.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.0000                                  1.6700

9491539                                 0.2500
31500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9491737                                 0.2500
70000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9493799                                 0.2500
80000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9494039                                 0.2500
154000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9494613                                 0.2500
42000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9494791                                 0.2500
123850.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9494853                                 0.2500
136100.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9499881                                 0.2500
73400.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9499885                                 0.2500
181500.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9500013                                 0.2500
90000.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9500143                                 0.2500
58500.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9500159                                 0.2500
58900.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9500225                                 0.2500
75100.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9500277                                 0.2500
189600.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9500291                                 0.2500
302000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9500293                                 0.2500
70000.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9500957                                 0.2500
158441.53                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9501007                                 0.2500
95398.15                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9501075                                 0.2500
107200.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9501125                                 0.2500
113915.28                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9503503                                 0.2500
325000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9503559                                 0.2500
165000.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9503599                                 0.2500
75000.00                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9503725                                 0.2500
93600.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9503835                                 0.2500
116100.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9503839                                 0.2500
170000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9503845                                 0.2500
168000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9503853                                 0.2500
81200.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9504635                                 0.2500
43400.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9506129                                 0.2500
218400.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9506265                                 0.2500
100000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9506295                                 0.2500
188000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9508645                                 0.2500
260000.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9508657                                 0.2500
120000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9508739                                 0.2500
133000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9508999                                 0.2500
280740.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9509001                                 0.2500
275655.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9510439                                 0.2500
57000.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9510509                                 0.2500
143000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9510675                                 0.2500
80000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9510913                                 0.2500
52200.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9511873                                 0.2500
90000.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9514035                                 0.2500
54500.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9514177                                 0.2500
38500.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9514219                                 0.2500
205200.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9516955                                 0.2500
54808.85                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9517519                                 0.2500
160000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9519853                                 0.2500
90250.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9519857                                 0.2500
78500.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9519903                                 0.2500
45000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9520099                                 0.2500
39500.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9520161                                 0.2500
132000.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9520239                                 0.2500
107000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9527773                                 0.2500
255000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9527899                                 0.2500
162400.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9528393                                 0.2500
84000.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9528633                                 0.2500
150000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9531007                                 0.2500
108000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9533161                                 0.2500
76050.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9535283                                 0.2500
135200.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9537681                                 0.2500
216300.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9537761                                 0.2500
75000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9538297                                 0.2500
56610.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9538467                                 0.2500
122000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9538525                                 0.2500
53950.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9539557                                 0.2500
86850.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9539559                                 0.2500
96350.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9540537                                 0.2500
88000.00                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9542471                                 0.2500
75000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

999991011                               0.2500
76479.82                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

999992911                               0.2500
119137.03                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

Total Number of Loans:                  959

Total Original Balance:                 113,579,381.83

Total Principal Balance:                112,318,112.62

Total Original P+I:                     952,944.48

Total Current P+I:                      952,944.48

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
9005393       Y21/G02     F                  650,000.00         ZZ
                          180                640,410.68         1
                          5.2500             5225.21            51
                          5.0000             5225.21
LOS ANGELES   CA 90046    2                  04/07/04           00
0437901465                05                 06/01/04           0.0000
204109949                 O                  05/01/19
0

9059117       E82/G02     F                  384,500.00         ZZ
                          180                380,299.24         1
                          5.3750             3116.24            79
                          5.1250             3116.24
LONGMEADOW    MA 01106    5                  05/21/04           00
0400970539                05                 07/01/04           0.0000
0400970539                O                  06/01/19
0

9070549       E84/G02     F                  800,000.00         ZZ
                          180                791,168.42         1
                          5.2500             6431.02            43
                          5.0000             6431.02
HONOLULU      HI 96816    5                  04/30/04           00
0437968571                05                 07/01/04           0.0000
1101136558                O                  06/01/19
0

9075661       Q59/G02     F                  476,000.00         ZZ
                          180                465,421.13         1
                          5.2500             3826.46            80
                          5.0000             3826.46
TORRANCE      CA 90503    1                  02/13/04           00
0437983554                05                 04/01/04           0.0000
0000600913                O                  03/01/19
0

9080041       E22/G02     F                  359,700.00         T
                          180                357,220.12         1
                          6.0000             3035.35            68
                          5.7500             3035.35
SYRACUSE      IN 46567    2                  06/04/04           00
0420865420                05                 08/01/04           0.0000
0420865420                O                  07/01/19
0

9084575       Y65/G02     F                  368,000.00         ZZ
                          180                363,766.03         1
                          4.7500             2862.42            80
                          4.5000             2862.42
BATON ROUGE   LA 70808    5                  05/05/04           00
0437957160                05                 07/01/04           0.0000
40146493                  O                  06/01/19
0

9086209       E22/G02     F                  375,000.00         ZZ
                          180                372,387.12         1
                          5.8750             3139.19            71
                          5.6250             3139.19
GRASS VALLEY  CA 95945    5                  05/26/04           00
0420677049                05                 08/01/04           0.0000
0420677049                O                  07/01/19
0

9111581       721/G02     F                  1,000,000.00       T
                          180                976,647.28         1
                          5.3750             8104.65            53
                          5.1250             8104.65
MIAMI BEACH   FL 33139    1                  02/09/04           00
0437984511                06                 04/01/04           0.0000
7810380393                O                  03/01/19
0

9117719       Y69/G02     F                  600,000.00         ZZ
                          180                593,444.83         1
                          5.3750             4862.80            37
                          5.1250             4862.80
PACIFIC PALISACA 90272    2                  05/06/04           00
0438018723                05                 07/01/04           0.0000
1030005933                O                  06/01/19
0

9118071       Y69/G02     F                  500,000.00         ZZ
                          180                494,594.05         1
                          5.5000             4085.42            13
                          5.2500             4085.42
SANTA BARBARA CA 93108    5                  05/21/04           00
0438038671                05                 07/01/04           0.0000
1030005689                O                  06/01/19
0

9121389       286/286     F                  400,000.00         ZZ
                          180                395,538.13         1
                          5.1250             3189.29            65
                          4.8750             3189.29
BETHESDA      MD 20817    1                  05/11/04           00
3186727                   05                 07/01/04           0.0000
3186727                   N                  06/01/19
0

9121397       286/286     F                  448,000.00         ZZ
                          180                441,459.32         1
                          5.3750             3630.89            70
                          5.1250             3630.89
WASHINGTON    DC 20007    1                  04/29/04           00
3272264                   05                 06/01/04           0.0000
3272264                   N                  05/01/19
0

9152169       E22/G02     F                  490,000.00         TX
                          180                486,692.83         1
                          6.2500             4201.37            75
                          6.0000             4201.37
HOUSTON       TX 77008    5                  06/22/04           00
0421180183                05                 08/01/04           0.0000
0421180183                O                  07/01/19
0

9155603       168/168     F                  471,000.00         ZZ
                          180                467,787.04         1
                          6.1250             4006.45            69
                          5.8750             4006.45
NORTH HERO    VT 05474    2                  06/18/04           00
0519783930                05                 08/01/04           0.0000
0519783930                O                  07/01/19
0

9158679       E84/G02     F                  400,000.00         ZZ
                          180                397,093.12         1
                          5.3750             3241.86            52
                          5.1250             3241.86
CASTLE ROCK   CO 80108    5                  06/18/04           00
0438165482                03                 08/01/04           0.0000
1101163252                O                  07/01/19
0

9180465       144/144     F                  448,000.00         ZZ
                          180                445,008.39         1
                          6.3750             3871.84            72
                          6.1250             3871.84
NEW ROCHELLE  NY 10804    5                  06/29/04           00
00000                     05                 08/01/04           0.0000
00000                     O                  07/01/19
0

9198911       E22/G02     F                  378,000.00         ZZ
                          180                374,723.86         1
                          5.8750             3164.31            63
                          5.6250             3164.31
PORT ARTHUR   TX 77642    2                  07/09/04           00
0421085911                05                 09/01/04           0.0000
0421085911                O                  08/01/19
0

9199929       U05/G02     F                  376,360.00         ZZ
                          180                375,133.40         1
                          6.6250             3304.42            80
                          6.3750             3304.42
HOUSTON       TX 77094    1                  07/09/04           00
0438111585                03                 09/01/04           0.0000
3000640098                O                  08/01/19
0

9220415       956/G02     F                  387,000.00         ZZ
                          180                384,331.89         1
                          6.0000             3265.73            55
                          5.7500             3265.73
TUCSON        AZ 85718    5                  06/24/04           00
0438190464                03                 08/01/04           0.0000
414050049                 O                  07/01/19
0

9230255       624/G02     F                  720,000.00         ZZ
                          180                715,344.24         1
                          6.7500             6371.35            60
                          6.5000             6371.35
IRVINE        CA 92612    5                  06/10/04           00
0438171753                03                 08/01/04           0.0000
1000058291                O                  07/01/19
0

9242735       E22/G02     F                  360,000.00         ZZ
                          180                358,485.52         1
                          5.7500             2989.48            71
                          5.5000             2989.48
VIENNA        VA 22182    5                  07/20/04           00
0421048901                05                 09/01/04           0.0000
0421048901                O                  08/01/19
0

9248455       E22/G02     F                  335,200.00         TX
                          180                334,059.63         1
                          6.1250             2851.29            80
                          5.8750             2851.29
MISSOURI CITY TX 77459    5                  07/22/04           00
0421280959                03                 09/01/04           0.0000
0421280959                O                  08/01/19
0

9435355       E22/G02     F                  468,000.00         ZZ
                          180                466,356.18         1
                          5.7500             3886.32            80
                          5.5000             3886.32
CARY          NC 27513    2                  07/26/04           00
0421474685                03                 09/01/04           0.0000
0421474685                O                  08/01/19
0

9438137       E22/G02     F                  540,000.00         ZZ
                          180                538,103.29         1
                          5.7500             4484.21            74
                          5.5000             4484.21
DUBLIN        CA 94568    5                  07/20/04           00
0421288960                05                 09/01/04           0.0000
0421288960                O                  08/01/19
0

9443523       E22/G02     F                  416,000.00         ZZ
                          180                414,538.82         1
                          5.7500             3454.51            80
                          5.5000             3454.51
MIDLOTHIAN    VA 23113    1                  08/03/04           00
0421013699                05                 09/01/04           0.0000
0421013699                O                  08/01/19
0

9445195       W30/G02     F                  630,000.00         ZZ
                          180                627,902.10         1
                          6.3750             5444.78            68
                          6.1250             5444.78
SCITUATE      MA 02066    1                  07/30/04           00
0438191215                05                 09/01/04           0.0000
0888334                   O                  08/01/19
0

9445497       E22/G02     F                  440,000.00         ZZ
                          180                438,470.85         1
                          5.8750             3683.32            80
                          5.6250             3683.32
SAGLE         ID 83860    5                  07/19/04           00
0421143215                05                 09/01/04           0.0000
0421143215                O                  08/01/19
0

9445587       E22/G02     F                  372,800.00         TX
                          180                371,476.63         1
                          5.6250             3070.87            80
                          5.3750             3070.87
SEGUIN        TX 78155    5                  07/29/04           00
0421364662                05                 09/01/04           0.0000
0421364662                O                  08/01/19
0

9468969       Y65/G02     F                  453,700.00         ZZ
                          180                452,123.23         1
                          5.8750             3798.01            75
                          5.6250             3798.01
JERICHO       NY 11753    1                  07/16/04           00
0438276933                05                 09/01/04           0.0000
40158892                  O                  08/01/19
0

9500235       E22/G02     F                  518,000.00         ZZ
                          180                518,000.00         1
                          5.8750             4336.27            74
                          5.6250             4336.27
SANTA FE      NM 87505    5                  08/19/04           00
0421536798                05                 10/01/04           0.0000
0421536798                O                  09/01/19
0

9505187       313/G02     F                  440,000.00         ZZ
                          180                438,454.52         1
                          5.7500             3653.81            80
                          5.5000             3653.81
JEFFERSON     GA 30549    1                  08/06/04           00
0438286957                03                 09/01/04           0.0000
10328458                  O                  08/01/19
0

9519999       E22/G02     F                  383,000.00         ZZ
                          180                383,000.00         1
                          5.7500             3180.47            80
                          5.5000             3180.47
GREENWELL SPRILA 70739    5                  08/26/04           00
0421447699                05                 10/01/04           0.0000
0421447699                O                  09/01/19
0

9520157       E22/G02     F                  637,000.00         TX
                          180                637,000.00         1
                          6.0000             5375.37            70
                          5.7500             5375.37
HOUSTON       TX 77019    5                  08/26/04           00
0421601287                03                 10/01/04           0.0000
0421601287                O                  09/01/19
0

9531273       K15/G02     F                  367,100.00         TX
                          180                367,100.00         1
                          5.8750             3073.06            80
                          5.6250             3073.06
HOUSTON       TX 77098    5                  08/25/04           00
0438294886                05                 10/01/04           0.0000
019405522487              O                  09/01/19
0

9538391       E22/G02     F                  585,000.00         TX
                          180                585,000.00         1
                          5.3750             4741.22            75
                          5.1250             4741.22
DALLAS        TX 75214    5                  08/30/04           00
0421695651                05                 10/01/04           0.0000
0421695651                O                  09/01/19
0

Total Number of Loans     35

Total Original Balance    16,977,360.00

Total Principal Balance   16,848,541.89

Total Original P+I        140,959.26

Total Current P+I         140,959.26

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
9005393                                 0.2500
640410.68                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9059117                                 0.2500
380299.24                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9070549                                 0.2500
791168.42                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9075661                                 0.2500
465421.13                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9080041                                 0.2500
357220.12                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9084575                                 0.2500
363766.03                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9086209                                 0.2500
372387.12                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9111581                                 0.2500
976647.28                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9117719                                 0.2500
593444.83                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9118071                                 0.2500
494594.05                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9121389                                 0.2500
395538.13                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9121397                                 0.2500
441459.32                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9152169                                 0.2500
486692.83                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9155603                                 0.2500
467787.04                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9158679                                 0.2500
397093.12                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9180465                                 0.2500
445008.39                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9198911                                 0.2500
374723.86                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9199929                                 0.2500
375133.40                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9220415                                 0.2500
384331.89                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9230255                                 0.2500
715344.24                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9242735                                 0.2500
358485.52                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9248455                                 0.2500
334059.63                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9435355                                 0.2500
466356.18                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9438137                                 0.2500
538103.29                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9443523                                 0.2500
414538.82                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9445195                                 0.2500
627902.10                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9445497                                 0.2500
438470.85                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9445587                                 0.2500
371476.63                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9468969                                 0.2500
452123.23                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9500235                                 0.2500
518000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9505187                                 0.2500
438454.52                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9519999                                 0.2500
383000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9520157                                 0.2500
637000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9531273                                 0.2500
367100.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9538391                                 0.2500
585000.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

Total Number of Loans:                  35

Total Original Balance:                 16,977,360.00

Total Principal Balance:                16,848,541.89

Total Original P+I:                     140,959.26

Total Current P+I:                      140,959.26

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
9005393      $640,410.68      4.970%             .6000%             $3,842.46
9070549      $791,168.42      4.970%             .6000%             $4,747.01
9075661      $465,421.13      4.970%             .6000%             $2,792.53
9084575      $363,766.03      4.470%             10.6000%           $38,559.20
9121389      $395,538.13      4.845%             3.1000%            $12,261.68

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv)    the amount of any  Advance by the Master  Servicer  pursuant  to Section
        4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date, in the aggregate and for each Loan Group;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) for both Loan Groups together and for each Loan Group separately, on the basis of the most recent reports furnished to it by Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days,
        (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(ix)    for both Loan Groups  together and for each Loan Group  separately,  the
        number,   aggregate   principal  balance  and  book  value  of  any  REO
        Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii)  the occurrence of the Credit Support Depletion Date;

(xiv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xv)    the related Senior Percentage for such Distribution Date;

(xvi) for both Loan Groups together and for each Loan Group separately, the aggregate amount of Realized Losses for such Distribution Date;

(xvii) for both Loan Groups together and for each Loan Group separately, the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xviii) for both Loan Groups together and for each Loan Group separately, the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xix) for both Loan Groups together and for each Loan Group separately, the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                      AGREEMENT DATED AS OF August 1, 2004




===============================================================================


                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT



                           Dated as of August 1, 2004



                        Residential Accredit Loans, Inc.
                       Mortgage Asset-Backed Pass-Through Certificates




===============================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE


                                               -ii-

Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................32

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........33

        Section 2.01. Conveyance of Mortgage Loans.........................................33

        Section 2.02. Acceptance by Trustee................................................39

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................40

        Section 2.04. Representations and Warranties of Sellers............................42

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................44

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................44

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............44

        Section 2.08. Purposes and Powers of the Trust.....................................44

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................45

        Section 3.01. Master Servicer to Act as Servicer...................................45

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........46

        Section 3.03. Successor Subservicers...............................................47

        Section 3.04. Liability of the Master Servicer.....................................48

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................48

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               48

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................49

        Section 3.08. Subservicing Accounts; Servicing Accounts............................51

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................53

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................53


                                        i


        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................55

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................56

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................57

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................59

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................63

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............64

        Section 3.17. Reports to the Trustee and the Company...............................65

        Section 3.18. Annual Statement as to Compliance....................................65

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............66

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............66

        Section 3.21. Administration of Buydown Funds......................................67

        Section 3.22  Advance Facility.....................................................67

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................68

        Section 4.01. Certificate Account..................................................68

        Section 4.02. Distributions........................................................68

        Section 4.03. Statements to Certificateholders; Statements to Rating
               Agencies; Exchange Act Reporting............................................68

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................70

        Section 4.05. Allocation of Realized Losses........................................72

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........72

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................72

        Section 4.08. Surety Bond..........................................................72

Article V         THE CERTIFICATES.........................................................74

        Section 5.01. The Certificates.....................................................74

        Section 5.02. Registration of Transfer and Exchange of Certificates................76

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................81

        Section 5.04. Persons Deemed Owners................................................82

                                        ii


        Section 5.05. Appointment of Paying Agent..........................................82

        Section 5.06. U.S.A. Patriot Act Compliance........................................82

Article VI        THE COMPANY AND THE MASTER SERVICER......................................83

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........83

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............83

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               84

        Section 6.04. Company and Master Servicer Not to Resign............................85

Article VII       DEFAULT..................................................................86

        Section 7.01. Events of Default....................................................86

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................88

        Section 7.03. Notification to Certificateholders...................................89

        Section 7.04. Waiver of Events of Default..........................................89

Article VIII      CONCERNING THE TRUSTEE...................................................90

        Section 8.01. Duties of Trustee....................................................90

        Section 8.02. Certain Matters Affecting the Trustee................................91

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................93

        Section 8.04. Trustee May Own Certificates.........................................93

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................93

        Section 8.06. Eligibility Requirements for Trustee.................................94

        Section 8.07. Resignation and Removal of the Trustee...............................95

        Section 8.08. Successor Trustee....................................................95

        Section 8.09. Merger or Consolidation of Trustee...................................96

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................96

        Section 8.11. Appointment of Custodians............................................97

        Section 8.12. Appointment of Office or Agency......................................98

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................99

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................99


                                        iii

        Section 9.02. Additional Termination Requirements.................................102

        Section 9.03. Termination of Multiple REMICs......................................103

Article X         REMIC PROVISIONS........................................................104

        Section 10.01.REMIC Administration................................................104

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....107

        Section 10.03.Designation of REMIC(s).............................................108

Article XI        MISCELLANEOUS PROVISIONS................................................109

        Section 11.01.Amendment...........................................................109

        Section 11.02.Recordation of Agreement; Counterparts..............................111

        Section 11.03.Limitation on Rights of Certificateholders..........................112

        Section 11.04.Governing Law.......................................................112

        Section 11.05.Notices.............................................................113

        Section 11.06.Required Notices to Rating Agency and Subservicer...................114

        Section 11.07.Severability of Provisions..........................................114

        Section 11.08.Supplemental Provisions for Resecuritization........................114

        Section 11.09.Allocation of Voting Rights.........................................114

        Section 11.10.No Petition.........................................................114

                                        iv



                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating
                      Agencies Relating to Reportable Modified Mortgage Loans


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.
        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to
Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group) during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance

Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause (C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of
(i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in

Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation: The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement: "Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on.

The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses: Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series
Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

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

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term rating category available shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term rating category available obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-+ by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.
        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to

                Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.
        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

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

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate: A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, as of any Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the

Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset

Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act: Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001, as amended.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such

Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform

Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master

Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the

Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by

Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal


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Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached hereto


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

as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor


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

Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records


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

relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any


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

        Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

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

(viii)  Any amounts received by the Master Servicer in respect of Pledged
        Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is


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

not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any


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

Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

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

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

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(x)     to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy


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applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the


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Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

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

(i)     the Master Servicer shall not be deemed to be in default under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be


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        delivered to the Trustee or the Custodian and deposited with the
        Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided


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that the Master Servicer shall not be liable in any respect hereunder if the
Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner


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that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long


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as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date


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on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage


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Loan have been deposited in the Custodial Account or (ii) the Mortgage File or
such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder


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(including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.
        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects


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throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any


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defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

        (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable


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Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including
Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

        (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee). The Master Servicer shall provide the Certificate Insurer, if any, with notice of any termination of any Advance Facility pursuant to this Section 3.22(b).

        (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track,

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Person or Advance Facility Trustee; provided, however, the Trustee shall maintain records with respect to the payment of such Reimbursement Amounts as it does with respect to other distributions made pursuant to this Agreement. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

        (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments reasonably satisfactory to the Trustee provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this
        Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit


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        any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

               (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Certificate Insurer, Depositor and the Master Servicer without


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the consent of any Certificateholder, with written confirmation from each Rating
Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in
Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.


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ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master


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Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               (e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with


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the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this Section 4.03(e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or


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before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

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Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

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        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

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ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be


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deemed inconsistent if they are made with respect to different Certificate
Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will


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

represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer


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

               or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406


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

          of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65
               Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed.
               Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

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

                      (B) Any purported Certificate Owner whose acquisition or
               holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and
     (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

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          (E) Each Person holding or acquiring an Ownership  Interest in a Class
     R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

     (ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

     (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer.


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     Such  purchaser may be the Master  Servicer  itself or any Affiliate of the
     Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

     (v) The  provisions of this Section  5.02(f) set forth prior to this clause
(v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

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          (g) No service  charge  shall be made for any  transfer or exchange of
     Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

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

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee shall obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.



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ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section  6.02.  Merger  or  Consolidation  of the  Company  or  the  Master
          Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement))


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that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out


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

of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.



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ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

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

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.



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Section 7.02.  Trustee or Company to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an


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assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.



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ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad


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        faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

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(b)     Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

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(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the
        Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

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Section 8.07.  Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

Section 8.08.  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers,


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duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it


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of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

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Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.



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ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

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        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

               (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

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(v)     that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

        (b) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

        (c) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to


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surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master
Servicer shall thereafter hold such amounts until distributed to such Holders.
No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        (d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to


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        comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.


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ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

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        (e) The REMIC Administrator shall provide (i) to any Transferor of a
Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In


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addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

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        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the
Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

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        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.



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ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

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(vi)    to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class
A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan, OR ANY OTHER PERSON, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,
1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,
65 Fed. Reg. 67765 (November 13, 2000), AND PTE 2002-41, 67 Fed. Reg. 54487
(August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [_________________________],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR

(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [____________________________],
                                                 as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      ______________________________


      Attention:
      Telefacsimile Number:  (      )       -

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                      (Name of Seller/Servicer)
By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                    (Typed Name)
Title:                                  Title:
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name: _______________________
Title:
Date:

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the


                                        G-1-1
transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is .

11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.


                                        G-2-1

12. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                                        G-3-1

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .




                                            [NAME OF OWNER]



                                            By:
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ___ day of ___, 200__ .





                                   NOTARY PUBLIC



                                   COUNTY OF ____________________
                                   STATE OF  _____________________
                                    My Commission expires the ____ day of ____,
                                       20__.



                                        G-4-1

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act


                                        G-5-1

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.


                                        G-6-1

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

                                        G-7-1

    The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as

                                        G-8-1
foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade

                                        G-9-1
or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents


                                        G-10-1

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects


                                        G-11-1

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *





                                        G-12-1

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                            ________ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to

                                        G-2-1
indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                           ______________________________
                                           (Seller)



                                            By: __________________________
                                            Title:


                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                           _____________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

        _________________(the "Purchaser") intends to purchase from
________________ (the "Seller") $______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _______, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,

        (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.             The Purchaser

        (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

        (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,





                                            By:____________________
                                            Name:
                                            Title:

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                            _______ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,

                                            __________________________
                                           (Seller)



                                            By: ________________________
                                            Name:
                                            Title:

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

                   _______________________________________________________



               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3. The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
        Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _________________________
                                                 Name:
                                                 Title:


                                            Date:

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By:
                                                 Name:


                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                       Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                               ____________ , 200_

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

        1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:________________________
                                            Name:
                                            Title:


Acknowledged by:


__________________,
    as Trustee


By:
Name:
Title:



RESIDENTIAL ACCREDIT LOANS, INC.


By:
Name:
Title:

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   _________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                            Very truly yours,


                                             ______________________________
                                            (Lender)


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                       [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests:
                      [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

2.                    [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ___________________________
                                          Name:
                                         Title:

                                    EXHIBIT O

                         Form of Form 10-K Certification


        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit Loans, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________



____________________________*
Name:
Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P


            [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor, Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.



        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]




                                                   Name:_____________________
                                                   Title:

                                    EXHIBIT Q

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan